As filed with the Securities and Exchange Commission on April 22, 2013.

File No. 033-71686

811-08154

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 90	☒

SEPARATE ACCOUNT A

(Exact Name of Registrant)

UNION SECURITY LIFE INSURANCE
COMPANY OF NEW YORK

(Name of Depositor)

212 Highbridge Street
Suite D
Fayetteville, NY 13066

(Address of Depositor’s Principal Offices)

(315) 637-4232

(Depositor’s Telephone Number, Including Area Code)

Lisa Proch
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A

MASTERS VARIABLE ANNUITY

SEPARATE ACCOUNT A

ISSUED BY:
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
212 HIGHBRIDGE STREET
SUITE D
FAYETTEVILLE, NY 13066

ADMINISTERED BY:
HARTFORD LIFE INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
  1-800-862-7155 (REGISTERED REPRESENTATIVES)

This prospectus describes information you should know before you purchase the Masters Variable Annuity. Please read it carefully before you purchase your variable annuity.

Masters Variable Annuity is a contract between you and Union Security Life Insurance Company of New York (formerly First Fortis Life Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓  Flexible, because you may add Premium Payments at any time.

✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford HLS Funds.

You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

PROSPECTUS DATED: MAY 1, 2013

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2013

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York

Definitions

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

Account: Any of the Sub-Accounts or Guarantee Periods.

Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Administrative Office: Our overnight mailing address is: Hartford Life Insurance Company, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: Hartford Life Insurance Company, PO Box 14293, Lexington, KY 40512-4293.

Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

Annuity Period: The time during which we make Annuity Payouts.

Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.

Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Accounts on any Valuation Day.

Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.

Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

General Account: This account holds our company assets and any assets not allocated to a Separate Account.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Union Security Life Insurance Company of New York

Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Premium Payment: Money sent to us to be invested in your Contract.

Premium Tax: A tax charged by a state or municipality on Premium Payments.

Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.

Required Minimum Distribution: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

Surrender: A complete or partial withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.

Union Security: Union Security Life Insurance Company of New York, the company that issued this Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Union Security Life Insurance Company of New York

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

Contract Owner Transaction Expenses

During Accumulation Period
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	7%
First Year (2)	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Eighth Year	0%

(1)  Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%

This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.33%	0.88%

Union Security Life Insurance Company of New York

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$878
3 years	$1,196
5 years	$1,507
10 years	$2,586

(2)  If you annuitize at the end of the applicable time period:

1 year	$229
3 years	$705
5 years	$1,207
10 years	$2,586

(3)  If you do not Surrender your Contract:

1 year	$229
3 years	$705
5 years	$1,207
10 years	$2,586

Condensed Financial Information

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

Union Security Life Insurance Company of New York

Highlights

What type of sales charge will I pay?

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%

You won't be charged a Contingent Deferred Sales Charge on:

✓  The Annual Withdrawal Amount

✓  Premium Payments or earnings that have been in your Contract for more than seven years

✓  Distributions made due to death

✓  Distributions under a program for substantially equal periodic payments

✓  Most payments we make to you as Annuity Payouts

What charges will I pay on an annual basis?

You pay the following charges each year:

•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•  Administrative Charge — This is a charge for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

Can I take out any of my money?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

▶	You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
▶	You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

Is there a Market Value Adjustment?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."

What Investment Choices are available?

You may allocate your Premium Payment or Contract Values among the following investment choices:

•  The variable Sub-Accounts that invest in underlying Funds; and/or

•  One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Will Union Security pay a Death Benefit?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

•  The Contract Value of your Contract; or

•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75 birthday, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

What Annuity Payout Options are available?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full

Union Security Life Insurance Company of New York

Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 90th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life

Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•  fixed dollar amount Automatic Annuity Payouts,

•  variable dollar amount Automatic Annuity Payouts, or

•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

General Contract Information

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a New York corporation founded in 1971. It is qualified to sell life, health and accident insurance and annuity contracts in New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") Assurant is the ultimate parent of Union Security Life Insurance Company of New York. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The Separate Account

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 1, 1993 as "Separate Account A" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

Union Security Life Insurance Company of New York

The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Money Market Fund — Series I* (1)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund — Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Small/Mid Cap Equity HLS Fund — Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford SmallCap Growth HLS Fund — Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford U.S. Government Securities HLS Fund — Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund — Class IA (2)	Seeks long-term total return	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Capital Appreciation HLS Fund — Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund — Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund — Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Global Growth HLS Fund — Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Growth HLS Fund — Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP

Union Security Life Insurance Company of New York

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford High Yield HLS Fund — Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Index HLS Fund — Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Funds Management Company, LLC Sub-advised by Hartford Investment Management Company
Hartford International Opportunities HLS Fund — Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford MidCap Value HLS Fund — Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Money Market HLS Fund — Class IA*	Seeks maximum current income consistent with liquidity and preservation of capital	Hartford Funds Management Company, LLC Sub-advised by Hartford Investment Management Company
Hartford Stock HLS Fund — Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Total Return Bond HLS Fund — Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP
Hartford Value HLS Fund — Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company, LLP

†  Closed to new and subsequent Premium Payments and transfers of Contract Value.

*  In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

**  The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to Plus and Outlook products.

Notes

(1)  The Fund will be available as an investment option on or about July 15, 2013.

(2)  Formerly Hartford Advisers HLS Fund — Class IA

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Union Security Life Insurance Company of New York

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

•  Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•  Arrange for the handling and tallying of proxies received from Contract Owners.

•  Vote all Fund shares attributable to your Contract according to instructions received from you, and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2012, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distrubutors, Inc, Federated Sercurites Corp, ING Fund Services, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of

Union Security Life Insurance Company of New York

fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2011, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2012, revenue sharing and Rule 12b-1 fees did not exceed approximately $46,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

Guarantee Periods

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 60 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods.

Union Security Life Insurance Company of New York

You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

•  the duration of a Guarantee Period,

•  regulatory and tax requirements,

•  sales and administrative expenses we bear,

•  risks we assume,

•  our profitability objectives, and

•  general economic trends.

Market Value Adjustment

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to distributions on the death of the Annuitant, an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your invest-

ment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

1.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

2.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

The Contract

Purchases and Contract Value

What types of Contracts are available?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•  Individual Retirement Annuities adopted according to Section 408 of the Code;

•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

How do I purchase a Contract?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must

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clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

How are Premium Payments applied to my Contract?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Can I cancel my Contract after I purchase it?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

How is the value of my Contract calculated before the Annuity Commencement Date?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee

Union Security Life Insurance Company of New York

Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

•  The amount of any transfers or Surrenders out of the Guarantee Period.

Can I transfer from one investment choice to another?

Subject to the restrictions below, you may transfer Contract Value:

•  From a Sub-Account to another Sub-Account;

•  From a Sub-Account to a Guarantee Period;

•  From a Guarantee Period to a Sub-Account;

•  From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

Can I transfer from one Sub-Account to another?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on My Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market
Sub-Account to a growth Sub-Account and
then, before the end of that same Valuation
Day, transfer the same $10,000 from the
growth Sub-Account to an international
Sub-Account	No

Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight

Union Security Life Insurance Company of New York

delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent

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Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to a Market Value Adjustment if the transfer is:

•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

•  are not part of a formal Union Security program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

General Account Transfer Restrictions — We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

•  The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

•  The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

•  Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.

Charges and Fees

The following charges and fees are associated with the Contract:

The Contingent Deferred Sales Charge

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%

The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

•  Annual Withdrawal Amount — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take

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more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

Under the following situations, the Contingent Deferred Sales Charge is WAIVED:

•  For Required Minimum Distributions — This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

•  On or after the Annuitant's 90th birthday.

The following situations are NOT subject to a Contingent Deferred Sales Charge:

•  Upon death of the Annuitant or Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

•  Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

•  For substantially equal periodic payments — We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

•  Upon cancellation during the Right to Cancel Period.

Mortality and Expense Risk Charge

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

Administrative Charge

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

Premium Taxes

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.

Charges Against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement

Union Security Life Insurance Company of New York

Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

•  The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

•  The Contract Value of your Contract; or

•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

How is the Death Benefit paid?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature or Personal Pension Account and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?

Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection

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will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

Surrenders

What kinds of Surrenders are available?

Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

How do I request a Surrender?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

You may submit this form via facsimile.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

What should be considered about taxes?

There are certain tax consequences associated with Surrenders:

Prior to age 59 1/2 — If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.

More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be

Union Security Life Insurance Company of New York

treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•  When do you want Annuity Payouts to begin?

•  Which Annuity Payout Option do you want to use?

•  How often do you want to receive Annuity Payouts?

•  What level of Assumed Investment Return should you choose?

•  Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. When do you want Annuity Payouts to begin?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

Joint and Full Survivor Life Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

Joint and 1/2 Contingent Survivor Life Annuity

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

•  You cannot Surrender your Contract once Annuity Payouts begin.

•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time

Union Security Life Insurance Company of New York

the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3. How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly,

•  quarterly,

•  semiannually, or

•  annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

What is the Assumed Investment Return?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,

•  the Annuitant's attained age and gender (if applicable), and,

•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

•  the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893%.

Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer,

Union Security Life Insurance Company of New York

the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

Other Programs Available

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

Static Asset Allocation Models

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation

Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•  Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose

Union Security Life Insurance Company of New York

how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•  Dollar Cost Averaging

We offer three dollar cost averaging programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

Other Program considerations

•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations will be directed to any available money market Fund;

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

•  Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

•  Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•  These Programs may be adversely affected by Fund trading policies.

Union Security Life Insurance Company of New York

Other Information

Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Are Sold — Hartford Securities Distribution, Inc. ("HSD") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have mul-

tiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.

Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or

Union Security Life Insurance Company of New York

another investment option. As of December 31, 2012, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:

AIG Advisors Group, Inc.(FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

For the fiscal year ended December 31, 2012, Additional Payments did not in the aggregate exceed approximately $355,000 (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.

Independent Registered Public Accounting Firm

The financial statements of Union Security Life Insurance Company of New York as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Legal Proceedings

We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

More Information

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)

Financial Statements

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly will not file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any

Union Security Life Insurance Company of New York

such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such

Union Security Life Insurance Company of New York

favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

2.  Other Contract Owners (Natural Persons).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Distributions Prior to the Annuity Commencement Date.

  i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

  ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

  iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract"

and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

  iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

  v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

  vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

b.  Distributions After Annuity Commencement Date.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

  ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

  iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

Union Security Life Insurance Company of New York

c.  Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

  i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

  ii.  The 10% penalty tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer's becoming disabled.

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.  Required Distributions

  i.  Death of Contract Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in

Union Security Life Insurance Company of New York

affecting the timing or amount of the payout under the Contract.

  ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

  iii.  Spouse Beneficiary

If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

  iv.  Civil Union or Domestic Partner

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

g.  Addition of Rider or Material Change.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

h.  Partial Exchanges.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

3.  Diversification Requirements.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

•  no more than 80% is represented by any three investments, and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

Union Security Life Insurance Company of New York

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

4.  Tax Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount

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of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. General Provisions Affecting Qualified Retirement Plans

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

Information Regarding Tax-Qualified Retirement Plans

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual

Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

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The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities ("IRAs").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to

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special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  SIMPLE IRAs

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of

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certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. Tax Sheltered Annuity under Section 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.  after the employee reaches age 59 1/2;

b.  upon the employee's separation from service;

c.  upon the employee's death or disability;

d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.  as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23,

2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,000 for 2012). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make

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amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. Taxation of Amounts Received from Qualified Plans

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. Penalty Taxes for Qualified Plans

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.  Penalty Taxes on Premature Distributions

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;

(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be

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applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.  RMDs and 50% Penalty Tax

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)  the calendar year in which the individual attains age 70 1/2, or

(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including

Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. Tax Withholding for Qualified Plans

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. Rollover Distributions

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of

Union Security Life Insurance Company of New York

transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either —

a.  an RMD amount;

b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.  any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement

Union Security Life Insurance Company of New York

Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary,

Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

Union Security Life Insurance Company of New York

Accumulation Unit Values

(For an Accumulation Unit outstanding throughout the period)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495	$2.990
Accumulation Unit Value at end of period	$4.633	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134	$3.785	$3.578	$3.495
Number of Accumulation Units outstanding at end of period (in thousands)	60	62	66	78	103	147	175	224	369	580
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407	$1.000
Accumulation Unit Value at end of period	$2.266	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173	$1.889	$1.657	$1.407
Number of Accumulation Units outstanding at end of period (in thousands)	17	44	51	63	72	55	89	94	100	13
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774	$16.345
Accumulation Unit Value at end of period	$27.696	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920	$23.363	$22.219	$20.774
Number of Accumulation Units outstanding at end of period (in thousands)	19	21	25	33	42	53	63	93	127	197
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	$1.302	—	—
Accumulation Unit Value at end of period	$1.774	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619	$1.363	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	10	21	27	25	29	33	40	24	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640	$16.178
Accumulation Unit Value at end of period	$26.186	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003	$25.755	$25.446	$21.640
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	11	17	22	26	32	41	49
Hartford Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.233	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	$1.228	—	—
Accumulation Unit Value at end of period	$1.441	$1.233	$1.373	$1.166	$0.880	$1.533	$1.330	$1.289	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	—	20	20	—	—	—	4	23	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684	$3.302
Accumulation Unit Value at end of period	$7.862	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870	$6.214	$5.416	$4.684
Number of Accumulation Units outstanding at end of period (in thousands)	160	177	202	228	126	144	166	195	256	291
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139	$10.811
Accumulation Unit Value at end of period	$22.806	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386	$14.028	$13.923	$13.139
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	11	15	18	27	31	47	66	72
Hartford Index HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.318	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574	$13.111
Accumulation Unit Value at end of period	$22.038	$19.318	$19.232	$16.990	$13.652	$22.003	$21.199	$18.611	$18.051	$16.574
Number of Accumulation Units outstanding at end of period (in thousands)	28	31	36	39	47	61	73	95	154	284

Union Security Life Insurance Company of New York

	As of December 31,
Sub-Account	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349	$1.000
Accumulation Unit Value at end of period	$2.340	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182	$1.777	$1.572	$1.349
Number of Accumulation Units outstanding at end of period (in thousands)	141	163	192	189	292	366	207	239	311	383
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.094	$12.297	$10.271	—	—	—	—	—	—	—
Accumulation Unit Value at end of period	$13.676	$11.094	$12.297	—	—	—	—	—	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	22	—	—	—	—	—	—	—
Hartford Money Market HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697	$1.707
Accumulation Unit Value at end of period	$1.752	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771	$1.715	$1.690	$1.697
Number of Accumulation Units outstanding at end of period (in thousands)	51	57	58	92	110	45	56	128	165	332
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850	$9.165
Accumulation Unit Value at end of period	$17.580	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071	$13.606	$13.192	$11.850
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	11	12	21	25	36	54	80	87
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412	$15.138
Accumulation Unit Value at end of period	$36.751	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473	$27.956	$25.523	$22.412
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	13	18	24	30	36	50	60
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271	$1.000
Accumulation Unit Value at end of period	$1.632	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599	$1.413	$1.307	$1.271
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	7	33	34	56	191	184	193
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577	$2.422
Accumulation Unit Value at end of period	$3.526	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780	$2.688	$2.660	$2.577
Number of Accumulation Units outstanding at end of period (in thousands)	85	100	111	119	152	218	270	421	679	580
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957	$22.780
Accumulation Unit Value at end of period	$26.526	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769	$23.162	$23.118	$22.957
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	12	19	15	20	23	32	44	75
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	$1.081	—	—
Accumulation Unit Value at end of period	$1.474	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359	$1.131	—	—
Number of Accumulation Units outstanding at end of period (in thousands)	173	209	260	3	2	2	26	3	—	—

Union Security Life Insurance Company of New York

Further Information About Union Security Life Insurance Company of New York

ITEM 3. RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.

Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.

General economic, financial market and political conditions may materially adversely affect our results of operations and financial conditions. Particularly, difficult conditions in financial markets and the global economy may negatively affect the results of all of the Company.

General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, low interest rates, increases in prices or in the rate of inflation, continuing high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the markets. Specifically, during periods of economic downturn:

•  individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, (iii) choose to reduce the amount of coverage they purchase, and (iv) in the case of business customers have fewer employees requiring insurance coverage due to reductions in their staffing levels;

•  disability insurance claims and claims on other specialized insurance products tend to rise;

•  clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums and the collection of receivables such as unearned premiums.

A.M. Best rates the financial strength of the Company, and A.M. Best, Moody's and S&P rate the financial strength of many of the Company's affiliates, and a decline in these ratings could affect our standing in the insurance industry and cause our sales and earnings to decrease.

Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best Company ("A.M. Best"), Moody's Investor Services ("Moody's") and Standard & Poor's Inc. ("S&P") ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings. For example, Moody's currently has a negative outlook on two of the Company's life and health insurance affiliates primarily citing the adverse revenue and earnings pressures of the Affordable Care Act on these subsidiaries.

Any reduction in our ratings could materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.

As of December 31, 2012, contracts representing approximately 16% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A–" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A–".

The Company is also subject to additional risks associated with its business. These risks include, among others:

•  Reliance on relationships with significant clients, distributions and other parties. Our relationships and contractual arrangements with significant clients, distributors and other parties with whom we do business are important to the success of our business. For example, we have relationships through an affiliate, Disability Reinsurance Management Services, Inc., with group insurance carriers to reinsure their disability and life insurance product offerings. If our significant clients, distributors and other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.

•  Failure to attract and retain sales representatives or develop and maintain distributions sources. Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance

Union Security Life Insurance Company of New York

products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

•  Failure to accurately predict benefits and other costs and claims. We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods. This ability could be affected by factors such as inflation, changes in the regulatory environment, changes in industry practices or changes in legal, social or environmental conditions. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict benefits and claims. For example, we pay disability claims to insureds who may also be entitled to the payment of monthly disability benefits from the U.S. Social Security Administration (the "SSA"). Under the insurance policy, a portion, or the total amount, of the monthly benefit from the SSA may be offset from the monthly disability benefit payable to the insured. The inability to accurately predict and price for benefits, claims and other costs could materially adversely affect our results of operations and financial condition.

•  Changes in regulation. Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.

  For example, in March 2010, President Obama signed the Affordable Care Act into law. Provisions of the Affordable Care Act and related reforms have and will continue to become effective at various dates over the next several years and will make sweeping and fundamental changes to the U.S. health care system that are expected to significantly affect the health insurance industry. Uncertainty remains with respect to a number of provisions of the Affordable Care Act, including lack of clarity surrounding the mechanics of inclusion of pediatric dental coverage in the package of essential health benefits, which could disrupt revenues in our business.

•  Reinsurer's failure to fulfill obligations. In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its Fortis Financial Group ("FFG") division to The Hartford Financial Services Group, Inc. (The Hartford) and in 2000 the Parent sold its Long Term Care division to John Hancock Life Insurance Company ("John Hancock"), now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert to us.

  The A.M. Best ratings of The Hartford and John Hancock are currently A and A+, respectively. A.M. Best currently maintains a stable outlook on John Hancock's financial strength ratings. The Hartford's rating is under review with negative implications.

  We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

•  Risks related to litigation and regulatory actions. From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by the New York Department of Financial Services ("NYDFS") in jurisdictions in which we do business. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

  In addition, in recent years, significant attention has been focused on the procedures that life insurers follow to identify unreported death claims. In November 2011, the National Conference of Insurance Legislators ("NCOIL") proposed a model rule that would govern unclaimed property policies for insurers and mandate the use of the SSA's Death Master File (the "Death Master File") to identify deceased policyholders and beneficiaries. Certain state insurance regulators have also focused on this issue. For example, the New York Department of Financial Services issued a letter requiring life insurers doing business in New York to use data from the Death Master File to search proactively for deceased policyholders and to pay claims without the receipt of a valid claim by or on behalf of a beneficiary. Recently, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. The Company may become subject to such third party audit.

  The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.

Union Security Life Insurance Company of New York

  As part of a previously disclosed settlement between the Parent and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

  We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse affect on our business, results of operations or financial condition.

For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2012 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com

ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL

Stephen W. Gauster, Esq., who has given a legal opinion as to the validity of the Contracts, serves as Secretary of the Company and owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT

A. DESCRIPTION OF THE BUSINESS

Legal Organization

Union Security Life Insurance Company of New York is a stock life insurance company formed in 1971 and organized under the laws of the State of New York. It is a direct wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which owns and operates companies that provide specialized insurance products and related services in North America and select worldwide markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.

In this report, references to the "Company," "Union Security Life," "we," "us" or "our" refer to Union Security Life Insurance Company of New York.

Business Organization

Union Security Life, which is licensed to sell life, health and annuity insurance only in the state of New York, writes insurance products that are marketed in New York, mainly by the Assurant Employee Benefits and Assurant Solutions operating segments of Assurant (see Assurant's 2012 Form 10-K for a full description of each of these segments). Within the Assurant Employee Benefits segment, we write group life, group dental and group disability insurance products. In addition, we reinsure disability and life products through our affiliate, Disability Reinsurance Management Services, Inc ("DRMS"). Within the Assurant Solutions segment, we market, sell and issue credit life and credit disability products. Of our total revenues, excluding net realized gains on investments, generated during 2012, approximately 93% was from the Assurant Employee Benefits segment, approximately 4% from the Assurant Solutions segment, and the remaining from the other Assurant segments. It is possible that our sales of credit life and credit disability for the Assurant Solutions segment will decline, as almost all of the largest credit card issuing institutions in the U.S. have switched from offering credit insurance to their credit card customers to offering their own banking-approved debt protection programs. Debt protection is not an insurance product, but rather a service that is voluntarily added by customers as an addendum to a loan.

As a direct wholly-owned subsidiary of Assurant, Union Security Life does not have any publicly issued equity or debt securities. We are however, subject to certain filing requirements under the federal securities laws, because we have issued certain variable and market value adjusted annuity contracts, which are required to be registered with the SEC as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as FFG, to The Hartford. This sale was accomplished by means of coinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.

As of December 31, 2012, we had approximately 7 employees in our sales offices in New York, New York. In addition, two Assurant employees, subject to a lease arrangement, spent at least a portion of their time working for us at our headquarters in Fayetteville, New York. We believe that employee relations are satisfactory.

For additional information that relates to Assurant's businesses, we refer you to Assurant's 2012 Annual Report on Form 10-K filed with the SEC and available on the SEC's website at www.sec.gov or through Assurant's website at www.assurant.com.

Union Security Life Insurance Company of New York

B. DESCRIPTION OF THE PROPERTY

Our Parent leases office space for the Company in Fayetteville, New York that serves as our headquarters. We also have employees at our Parent headquarters in New York City that serves as our sales office for our employee benefits products. The Parent allocates expenses to the Company for the use of the sales office space. We believe that our leased properties are adequate for our current business operations.

C. LEGAL PROCEEDINGS

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial position.

D. NOT APPLICABLE.

Union Security Life Insurance Company of New York

E. FINANCIAL STATEMENTS

Independent Auditor's Report

To the Board of Directors and Stockholder of
Union Security Life Insurance Company of New York:

We have audited the accompanying financial statements of Union Security Life Insurance Company of New York (the "Company"), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts on January 1, 2012.

/s/ PricewaterhouseCoopers LLP
New York, New York

April 22, 2013

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Balance Sheets
At December 31, 2012 and 2011

	December 31, 2012	December 31, 2011
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value (amortized cost — $106,729 in 2012 and $110,557 in 2011)	$122,114	$122,697
Equity securities available-for-sale, at fair value (cost — $6,144 in 2012 and $6,041 in 2011)	6,908	6,066
Commercial mortgage loans on real estate, at amortized cost	27,195	26,275
Policy loans	208	146
Short-term investments	2,126	3,111
Other investments	482	621
Total investments	159,033	158,916
Cash and cash equivalents	205	1,763
Premiums and accounts receivable	1,946	2,342
Reinsurance recoverables	166,780	158,049
Accrued investment income	1,502	1,625
Deferred acquisition costs	214	229
Goodwill	324	324
Other assets	13	14
Assets held in separate accounts	11,134	11,006
Total assets	$341,151	$334,268
Liabilities
Future policy benefits and expenses	$136,447	$125,894
Unearned premiums	3,256	3,855
Claims and benefits payable	116,068	128,430
Commissions payable	900	306
Reinsurance balances payable	64	48
Funds held under reinsurance	92	91
Deferred gain on disposal of businesses	2,659	3,096
Accounts payable and other liabilities	4,065	2,982
Due to affiliates	237	790
Deferred income taxes, net	1,565	373
Tax payable	466	64
Liabilities related to separate accounts	11,134	11,006
Total liabilities	276,953	276,935
Commitments and contingencies (Note 16)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2,000	2,000
Additional paid-in capital	45,133	45,133
Retained earnings	6,460	2,185
Accumulated other comprehensive income	10,605	8,015
Total stockholder's equity	64,198	57,333
Total liabilities and stockholder's equity	$341,151	$334,268

See the accompanying notes to the financial statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Operations
Years Ended December 31, 2012, 2011 and 2010

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues
Net earned premiums and other considerations	$30,077	$35,543	$38,641
Net investment income	7,561	8,249	7,891
Net realized gains on investments, excluding other-than-temporary impairment losses	371	320	61
Total other-than-temporary impairment losses	(6)	(40)	(124)
Portion of net loss recognized in other comprehensive income, before taxes	0	19	19
Net other-than-temporary impairment losses recognized in earnings	(6)	(21)	(105)
Amortization of deferred gain on disposal of businesses	436	480	(332)
Fees and other income	155	140	649
Total revenues	38,594	44,711	46,805
Benefits, losses and expenses
Policyholder benefits	19,617	32,214	20,445
Amortization of deferred acquisition costs	477	328	435
Underwriting, general and administrative expenses	11,977	10,618	13,357
Goodwill impairment	0	0	790
Total benefits, losses and expenses	32,071	43,160	35,027
Income before provision (benefit) for income taxes	6,523	1,551	11,778
Provision (benefit) for income taxes	1,639	(227)	4,050
Net income	$4,884	$1,778	$7,728

See the accompanying notes to the financial statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Comprehensive Income
Years Ended December 31, 2012, 2011 and 2010

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net income	$4,884	$1,778	$7,728
Other comprehensive income:
Change in unrealized gains on securities, net of taxes of $(1,385), $(1,888), and $(532), respectively	2,573	3,507	989
Change in other-than-temporary impairment gains (losses) recognized in other comprehensive income, net of taxes of $(9), $(63), and $10, respectively	17	116	(17)
Total other comprehensive income	2,590	3,623	972
Total comprehensive income	$7,474	$5,401	$8,700

See the accompanying notes to the financial statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
At December 31, 2012, 2011 and 2010

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2010, as previously reported	$2,000	$43,006	$12,255	$3,420	$60,681
Cumulative effect of adjustment resulting from new accounting guidance	0	0	(195)	0	(195)
Adjusted Balance, January 1, 2010	$2,000	$43,006	$12,060	$3,420	$60,486
Dividends	0	0	(15,000)	0	(15,000)
Net income	0	0	7,728	0	7,728
Other comprehensive income	0	0	0	972	972
Balance, December 31, 2010	$2,000	$43,006	$4,788	$4,392	$54,186
Dividends	0	0	(4,381)	0	(4,381)
Capital contribution (Note 7)	0	2,127	0	0	2,127
Net income	0	0	1,778	0	1,778
Other comprehensive income	0	0	0	3,623	3,623
Balance, December 31, 2011	$2,000	$45,133	$2,185	$8,015	$57,333
Dividends	0	0	(609)	0	(609)
Net income	0	0	4,884	0	4,884
Other comprehensive income	0	0	0	2,590	2,590
Balance, December 31, 2012	$2,000	$45,133	$6,460	$10,605	$64,198

See the accompanying notes to the financial statements

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
Statements of Cash Flows
Years Ended December 31, 2012, 2011 and 2010

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Operating activities
Net income	$4,884	$1,778	$7,728
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Change in reinsurance recoverable	(8,731)	(15,646)	(12,329)
Change in premiums and accounts receivable	(157)	1,093	(1,165)
Change in deferred acquisition costs	15	(69)	135
Change in accrued investment income	123	109	(149)
Change in insurance policy reserves and expenses	(2,408)	14,132	30,700
Change in accounts payable and other liabilities	1,083	(853)	103
Change in commissions payable	594	(2,089)	297
Change in reinsurance balances payable	16	(245)	(701)
Change in funds held under reinsurance	1	(3)	(10)
Amortization of deferred gain on disposal of businesses	(436)	(480)	332
Change in income taxes	199	33	(239)
Net realized (gains) losses on investments	(365)	(299)	44
Goodwill impairment	0	0	790
Other	11	132	141
Net cash (used in) provided by operating activities	(5,171)	(2,407)	25,677
Investing activities
Sales of:
Fixed maturity securities available-for-sale	6,691	33,860	8,619
Equity securities available-for-sale	2,057	2,232	635
Other invested assets	139	380	431
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available-for-sale	10,984	10,147	6,140
Commercial mortgage loans on real estate	1,080	959	888
Purchase of:
Fixed maturity securities available-for-sale	(13,548)	(36,221)	(31,492)
Equity securities available-for-sale	(2,104)	(802)	(446)
Commercial mortgage loans on real estate	(2,000)	(975)	0
Change in short-term investments	985	(2,946)	3,726
Change in policy loans	(62)	(4)	(64)
Net cash provided by (used in) investing activities	4,222	6,630	(11,563)
Financing activities
Dividends paid	(609)	(4,381)	(15,000)
Net cash used in financing activities (1)	(609)	(4,381)	(15,000)
Change in cash and cash equivalents	(1,558)	(158)	(886)
Cash and cash equivalents at beginning of period	1,763	1,921	2,807
Cash and cash equivalents at end of period	$205	$1,763	$1,921
Supplemental information:
Income taxes paid, net of refunds received	$1,441	$(260)	$4,289

(1)  During 2011, a $2,127 non-cash capital contribution in the form of a deferred tax asset was made from the Parent. See Note 7 for more information.

See the accompanying notes to the financial statements

Union Security Life Insurance Company of New York

Notes to Financial Statements
Years Ended December 31, 2012, 2011 and 2010
(In thousands except number of shares and per share amounts)

1. NATURE OF OPERATIONS

Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.

The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive Income

Comprehensive income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2012 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

Union Security Life Insurance Company of New York

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

Other investments consist primarily of investments in certified capital companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Union Security Life Insurance Company of New York

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of compensation to sales representatives.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statements of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test. The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill. Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2012 and 2011, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed. We concluded that the estimated fair value exceeded its respective book value and therefore goodwill was not impaired. See Notes 4 and 13 for further information.

Other Assets

Other assets primarily include prepaid items and intangible assets. Other intangible assets that have finite lives, including but not limited to customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. At the time of the

Union Security Life Insurance Company of New York

annual impairment test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2012 or 2011.

Amortization expense is included in underwriting, general and administrative expenses in the statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverage, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statements of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and long-term care contracts).

Future policy benefits and expense reserves for LTC and the traditional life insurance contracts no longer offered, are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Risks related to the reserves recorded for policies under FFG, LTC and life insurance no longer offered have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when

Union Security Life Insurance Company of New York

insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. Based on the Company's annual review in the fourth quarters of 2012 and 2011, there were no adjustments to the estimates affecting the deferred gain.

Premiums

Long Duration Contracts

Premiums for LTC insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold and life insurance contracts no longer offered, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, dental and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

The Company derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

Union Security Life Insurance Company of New York

Recent Accounting Pronouncements — Adopted

On September 30, 2012, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Under this amended guidance, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset, unless the entity determines, based on qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment and did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the guidance on fair value measurement. This amended guidance changes certain fair value measurement principles and expands required disclosures to include quantitative and qualitative information about unobservable inputs in Level 3 measurements to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards. The adoption of this guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modified the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these Financial Statements. As of January 1, 2010, the beginning of the earliest period presented, the cumulative effect adjustment recorded to reflect this guidance resulted in a decrease of $195 in total stockholder's equity.

The effect of adoption of this new guidance on the December 31, 2011 consolidated balance sheet was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Deferred acquisition costs	$549	$(320)	$229
Total assets	334,588	(320)	334,268
Deferred income taxes, net	485	(112)	373
Total liabilities	277,047	(112)	276,935
Retained earnings	2,393	(208)	2,185
Total stockholder's equity	57,541	(208)	57,333
Total liabilities and stockholder's equity	334,588	(320)	334,268

The effect of adoption of this new guidance on the December 31, 2010 balance sheet was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Deferred acquisition costs	$461	$(301)	$160
Total assets	321,866	(301)	321,565
Deferred income taxes, net	450	(106)	344
Total liabilities	267,485	(106)	267,379
Retained earnings	4,983	(195)	4,788
Total stockholder's equity	54,381	(195)	54,186
Total liabilities and stockholder's equity	321,866	(301)	321,565

The effect of adoption of this new guidance on the statement of operations for the year ended December 31, 2011 was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Amortization of deferred acquisition costs	$778	$(450)	$328
Underwriting, general and administrative expenses	10,149	469	10,618
Total benefits, losses and expenses	43,141	19	43,160
Income before provision for income taxes	1,570	(19)	1,551
Provision for income taxes	(221)	(6)	(227)
Net income	1,791	(13)	1,778

Union Security Life Insurance Company of New York

The effect of adoption of this new guidance on the statement of operations for the year ended December 31, 2010 was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Amortization of deferred acquisition costs	$831	$(396)	$435
Underwriting, general and administrative expenses	12,961	396	13,357

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income. This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company's previously applied option to report other comprehensive income and its components in the statement of changes in stockholder's equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance. The adoption of the new presentation requirements did not have an impact on the Company's financial position or results of operations.

On October 1, 2011, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this amended guidance, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The Company chose to early adopt the revised standard and applied the amended guidance to its fourth quarter annual goodwill impairment test. The adoption of the amended guidance results in a change to the procedures for assessing goodwill impairment and did not have an impact on the Company's financial position or results of operations. See Notes 2 and 13 for more information.

Recent Accounting Pronouncements — Not Yet Adopted

In July 2011, the Financial Accounting Standards Board ("FASB") issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their income statements fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. The Company is currently evaluating the requirements of the amendments and the potential impact on the Company's financial position and results of operations.

3. INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed maturity securities:
United States Government and government agencies and authorities	$540	$257	$0	$797	$0
States, municipalities and political subdivisions	26,527	3,654	0	30,181	0
Foreign governments	255	148	0	403	0
Commercial mortgage-backed	1,343	111	0	1,454	0
Residential mortgage-backed	7,888	923	(1)	8,810	127
Corporate	70,176	10,332	(39)	80,469	41
Total fixed maturity securities	$106,729	$15,425	$(40)	$122,114	$168
Equity securities:
Non-redeemable preferred stocks	$6,144	$869	$(105)	$6,908	$0

Union Security Life Insurance Company of New York

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed maturity securities:
United States Government and government agencies and authorities	$509	$238	$0	$747	$0
States, municipalities and political subdivisions	26,993	3,461	0	30,454	0
Foreign governments	755	123	0	878	0
Asset-backed	90	2	0	92	0
Commercial mortgage-backed	1,951	95	0	2,046	0
Residential mortgage-backed	8,418	788	0	9,206	115
Corporate	71,841	7,623	(190)	79,274	27
Total fixed maturity securities	$110,557	$12,330	$(190)	$122,697	$142
Equity securities:
Non-redeemable preferred stocks	$6,041	$459	$(434)	$6,066	$0

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 3% of the overall investment portfolio as of December 31, 2012 and December 31, 2011. At December 31, 2012 and December 31, 2011, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $7,368 and $7,359, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2012 and December 31, 2011, revenue bonds account for 53% of the holdings. Excluding pre-refunded bonds, college & university, highway, water, sales tax and miscellaneous (which includes bond banks, finance authorities and appropriations) provide for 90% and 82% of the revenue sources, as of December 31, 2012 and December 31, 2011, respectively.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% and 5% of our corporate securities as of December 31, 2012 and December 31, 2011, respectively. No other European country represented more than 2% of our corporate securities as of December 31, 2012 and 2011. All the European investments are denominated in U.S. dollars. The Company's international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2012 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$5,501	$5,618
Due after one year through five years	18,355	20,063
Due after five years through ten years	25,905	29,568
Due after ten years	47,737	56,601
Total	97,498	111,850
Commercial mortgage-backed	1,343	1,454
Residential mortgage-backed	7,888	8,810
Total	$106,729	$122,114

Union Security Life Insurance Company of New York

Major categories of net investment income were as follows:

	Years Ended December 31,
	2012	2011	2010
Fixed maturity securities	$5,735	$6,354	$5,868
Equity securities	412	512	543
Commercial mortgage loans on real estate	1,604	1,545	1,585
Policy loans	13	3	17
Short-term investments	0	2	10
Other investments	42	65	101
Cash and cash equivalents	0	1	2
Total investment income	7,806	8,482	8,126
Investment expenses	(245)	(233)	(235)
Net investment income	$7,561	$8,249	$7,891

No material investments of the Company were non-income producing for the years ended December 31, 2012, 2011, and 2010.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2012	2011	2010
Proceeds from sales	$8,748	$36,092	$9,254
Gross realized gains	471	1,387	250
Gross realized losses	77	1,057	42

For securities sold at a loss during 2012, the average period of time these securities were trading continuously at a price below book value was approximately 50 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2012	2011	2010
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$309	$466	$196
Equity securities	62	(136)	12
Commercial mortgage loans on real estate	0	(10)	(147)
Total net realized gains related to sales and other	371	320	61
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	0	(21)	(98)
Equity securities	(6)	0	(7)
Total net realized losses related to other-than-temporary impairments	(6)	(21)	(105)
Total net realized gains (losses)	$365	$299	$(44)

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2012, the Company recorded $6 of OTTI all of which was related to credit losses and recorded as net OTTI losses recognized in earnings. For the twelve months ended December 31, 2011, the Company

Union Security Life Insurance Company of New York

recorded $40 of OTTI, of which $21 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount, $19, related to all other factors and was recorded as an unrealized loss component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2012	2011	2010
Balance, beginning of year	$1,573	$1,639	$1,827
Additions for credit loss impairments recognized in the current period on securities not previously impaired	0	20	0
Additions for credit loss impairments recognized in the current period on securities previously impaired	0	1	0
Reductions for securities which the amount previously recognized in other comprehensive income was recognized in earnings because the entity intends to sell the security	0	0	(9)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(6)	(6)	(5)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(71)	(81)	(174)
Balance, end of year	$1,496	$1,573	$1,639

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Union Security Life Insurance Company of New York

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$547	$(1)	$0	$0	$547	$(1)
Corporate	4,726	(37)	554	(2)	5,280	(39)
Total fixed maturity securities	$5,273	$(38)	$554	$(2)	$5,827	$(40)
Equity securities:
Non-redeemable preferred stocks	$394	$(3)	$472	$(102)	$866	$(105)
	December 31, 2011
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Corporate	$2,909	$(62)	$419	$(128)	$3,328	$(190)
Equity securities:
Non-redeemable preferred stocks	$841	$(89)	$1,083	$(345)	$1,924	$(434)

Total gross unrealized losses represent less than 3% and 12% of the aggregate fair value of the related securities at December 31, 2012 and 2011, respectively. Approximately 28% and 24% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2012 and 2011, respectively. The total gross unrealized losses are comprised of 16 and 26 individual securities at December 31, 2012 and 2011, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2012 and 2011. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2012, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's non-redeemable preferred stocks. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2012, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2012, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2012, by contractual maturity, is shown below.

	Cost or Amortized Cost	Fair Value
Due after one year through five years	$2,162	$2,145
Due after five years through ten years	2,601	2,581
Due after ten years	556	554
Total	$5,319	$5,280
Residential mortgage-backed	548	547
Total	$5,867	$5,827

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2012, approximately 3.0% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.2% of the total fixed income portfolio and 0.8% of the total unrealized gain position. The one security with sub-prime exposure is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

Union Security Life Insurance Company of New York

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2012, approximately 47% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Texas, and New York. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $396 to $2,469 at December 31, 2012 and from $407 to $2,532 at December 31, 2011.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2012
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage ratio
70% and less	$20,657	74.6%	2.11
71 - 80%	1,284	4.6%	1.52
81 - 95%	5,766	20.8%	1.09
Gross commercial mortgage loans	27,707	100.0%	1.87
Less valuation allowance	(512)
Net commercial mortgage loans	$27,195
	December 31, 2011
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage ratio
70% and less	$16,706	62.4%	2.09
71 - 80%	3,133	11.7%	1.37
81 - 95%	5,692	21.2%	1.27
Greater than 95%	1,256	4.7%	0.80
Gross commercial mortgage loans	26,787	100.0%	1.77
Less valuation allowance	(512)
Net commercial mortgage loans	$26,275

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $512 at December 31, 2012 and 2011. In 2011, the loan valuation allowance was increased $10. The change in the valuation allowance in 2011was related to changing economic conditions and geographic concentrations.

The Company has fixed maturities of $797 and $747 at December 31, 2012 and 2011, respectively, on deposit with various governmental authorities as required by law.

Union Security Life Insurance Company of New York

4. FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011. The amounts presented below for Assets and Liabilities held in separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2012 and 2011.

	December 31, 2012
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$797	$0		$797		$0
State, municipalities and political subdivisions	30,181	0		30,181		0
Foreign governments	403	0		403		0
Commercial mortgage-backed	1,454	0		1,454		0
Residential mortgage-backed	8,810	0		8,810		0
Corporate	80,469	0		78,986		1,483
Equity securities:
Non-redeemable preferred stocks	6,908	0		6,907		1
Short-term investments	2,126	2,126	(b)	0		0
Assets held in separate accounts	11,105	8,009	(a)	3,096	(c)	0
Total financial assets	$142,253	$10,135		$130,634		$1,484
Financial Liabilities
Liabilities related to separate accounts	$11,105	$8,009	(a)	$3,096	(c)	$0

Union Security Life Insurance Company of New York

	December 31, 2011
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$747	$0		$747		$0
State, municipalities and political subdivisions	30,454	0		30,454		0
Foreign governments	878	0		878		0
Asset-backed	92	0		92		0
Commercial mortgage-backed	2,046	0		2,046		0
Residential mortgage-backed	9,206	0		9,206		0
Corporate	79,274	0		77,214		2,060
Equity securities:
Non-redeemable preferred stocks	6,066	0		6,065		1
Short-term investments	3,111	3,111	(b)	0		0
Assets held in separate accounts	10,939	7,854	(a)	3,085	(c)	0
Total financial assets	$142,813	$10,965		$129,787		$2,061
Financial Liabilities
Liabilities related to separate accounts	$10,939	$7,854	(a)	$3,085	(c)	$0

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

There were no transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2012 and 2011:

	Year Ended December 31, 2012
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings	Net unrealized gains included in stockholder's equity	Sales	Transfers out (1)	Balance, end of period
Fixed Maturity Securities:
Corporate	$2,060	$(11)	$52	$(618)	$0	$1,483
Equity Securities:
Non-redeemable preferred stocks	1	0	1	0	(1)	1
Total level 3 assets	$2,061	$(11)	$53	$(618)	$(1)	$1,484

Union Security Life Insurance Company of New York

	Year Ended December 31, 2011
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings	Net unrealized gains included in stockholder's equity	Sales	Transfers in (1)	Balance, end of period
Fixed Maturity Securities:
Corporate	$1,187	$(19)	$91	$(281)	$1,082	$2,060
Equity Securities:
Non-redeemable preferred stocks	0	0	1	0	0	1
Total level 3 assets	$1,187	$(19)	$92	$(281)	$1,082	$2,061

(1)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, the market valuation technique is generally used. For the years ended December 31, 2012 and 2011, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2012 and 2011, consisted of mutual funds and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing vendor utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

Union Security Life Insurance Company of New York

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing vendor utilizing monthly payment information and collateral performance information in addition to standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing vendor utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs.

Short-term investments and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2012 and 2011, consisted of fixed maturity securities. All of the Level 3 fixed maturity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity and equity securities, $462 and $969 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2012 and 2011, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $1,022 and $1,092 were priced internally using independent and non-binding broker quotes as of December 31, 2012 and December 31, 2011, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which

Union Security Life Insurance Company of New York

securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets.

For its 2012 and 2011 fourth quarter annual goodwill impairment test, the Company performed a Step 1 analysis. Based on these analyses, it was determined that goodwill was not impaired. For its 2010 fourth quarter annual goodwill impairment test, the carrying amount of the Company was greater than its estimated fair values as determined in Step 1 of the impairment test. As such, the Company was required to measure the fair value of its goodwill in Step 2 of the impairment test. Goodwill of the Company with carrying amount of $1,114 was written down to its implied fair values of $324, resulting in impairment charges of $790, which was included in earnings for that period. See Note 13 for further information.

The Company utilizes both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2012 earnings and price to estimated 2013 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. The fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2012, 2011 and 2010.

The following table presents the goodwill impairment charges as of December 31, 2012, 2011 and 2010:

	Impairment Charges Twelve Months Ended December 31,
	2012	2011	2010
Goodwill	$0	$0	$790

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, such as those related to insurance contracts.

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Assets held in separate accounts

•  Liabilities related to separate accounts

Union Security Life Insurance Company of New York

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheets approximate fair value.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Funds held under reinsurance: the carrying value reported approximates fair value due to the short maturity of the instruments.

The following table discloses the carrying value and fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of December 31, 2012 and 2011.

	December 31, 2012
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$27,195	$30,443	$0	$0	$30,443
Policy loans	208	208	208	0	0
Total financial assets	$27,403	$30,651	$208	$0	$30,443
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal)	$3,291	$3,636	$0	$0	$3,636
Funds held under reinsurance	92	92	92	0	0
Total financial liabilities	$3,383	$3,728	$92	$0	$3,636
	December 31, 2011
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$26,275	$28,733	$0	$0	$28,733
Policy loans	146	146	146	0	0
Total financial assets	$26,421	$28,879	$146	$0	$28,733
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal)	$3,202	$3,486	$0	$0	$3,486
Funds held under reinsurance	91	91	91	0	0
Total financial liabilities	$3,293	$3,577	$91	$0	$3,486

Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

Union Security Life Insurance Company of New York

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent, Assurant, Inc. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Year Ended December 31,
	2012	2011	2010
Current expense (benefit)	$1,842	$(432)	$3,760
Deferred (benefit) expense	(203)	205	290
Total income tax expense (benefit)	$1,639	$(227)	$4,050

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2012	2011	2010
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Tax exempt interest	(8.9)	(33.5)	(2.5)
Change in valuation allowance	0.0	(10.3)	0.1
Dividends-received deduction	(1.5)	(7.0)	(0.8)
Goodwill impairment*	0.0	0.0	2.4
Permanent nondeductible expenses	0.2	0.9	0.1
Other	0.3	0.2	0.1
Effective income tax rate:	25.1%	(14.7)%	34.4%

*  See Note 13 for further information on goodwill impairment.

The 2012 decrease in the deduction for tax-exempt interest and dividends received is primarily due to the increase in pre-tax income. The valuation allowance was eliminated in 2011.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the year ended December 31, 2012 is as follows:

Balance at beginning of year	$0
Additions based on tax positions related to the current year	0
Reductions based on tax positions related to the current year	0
Additions for tax positions of prior years	(235)
Reductions for tax positions of prior years	0
Settlements	235
Balance at end of year	$0

As of December 31, 2012, 2011, and 2010, the Company had no liability for unrecognized tax benefits. The Company had no activity related to unrecognized tax benefits for the years ended December 31, 2011 and 2010.

The Company's continuing practice is to recognize interest expense related to income tax matters in income tax expense. During the year ended December 31, 2012, the Company recognized approximately $35 of interest expense related to income tax matters. The Company had $35 of interest accrued as of December 31, 2012. There was no interest accrued as of December 31, 2011. No penalties have been accrued.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2008. The next federal audit cycle will include tax years 2009-2011 and should begin in 2013.

Union Security Life Insurance Company of New York

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2012	2011
Deferred tax assets:
Deferred gain on disposal of business	$931	$1,083
Investments, net	3,368	3,873
Deferred acquisition costs	951	933
Employee and post-retirement benefits	676	568
Compensation related	8	10
Other	111	86
Total deferred tax asset	6,045	6,553
Less valuation allowance	0	0
Deferred tax asset, net of valuation allowance	6,045	6,553
Deferred tax liabilities:
Policyholder and separate account reserves	1,921	2,250
Net unrealized appreciation on securities	5,644	4,258
Other	45	418
Total deferred tax liability	7,610	6,926
Net deferred income tax liability	$(1,565)	$(373)

The Company's total valuation allowance against deferred tax assets was eliminated in 2011. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $6,045 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2012, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2012	2011
Insurance premiums receivable	$1,737	$2,094
Other receivables	209	248
Total (1)	$1,946	$2,342

(1)  For the years ended December 31, 2012 and 2011, the Company did not have any allowances for uncollectible items.

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All the shares are issued and outstanding as of December 31, 2012 and 2011 and are owned by the Parent (see Note 1). The Company paid dividends of $609, $4,381, and $15,000 at December 31, 2012, 2011 and 2010, respectively.

The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $2,127 from its Parent in the year ending December 31, 2011 in the form of a deferred tax asset. The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company's net capital gains. There was no contributed capital in 2012 or 2010.

Union Security Life Insurance Company of New York

8. STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Shareholder's Equity
	2012	2011	2010	2012	2011
Based on statutory accounting principles	$5,518	$1,289	$7,840	$46,926	$42,059
Deferred acquisition costs	(15)	68	(134)	214	229
Deferred and uncollected premiums	1	(3)	(5)	33	32
Policy and claim reserves	(914)	367	1,329	6,812	7,726
Investment valuation difference	(32)	(7)	(211)	15,621	11,668
Commissions and fees	22	58	96	(7)	(29)
Deferred taxes	203	(205)	(290)	(6,462)	(5,298)
Deferred gain on disposal of businesses	149	161	2	(2,659)	(3,095)
Goodwill and intangibles	(7)	(5)	(799)	324	331
Pension	(309)	(246)	(311)	(1,932)	(1,623)
Reinsurance in unauthorized companies	0	0	0	2	0
Interest maintenance reserve, deferral and amortization	268	301	212	544	276
Asset valuation reserve	0	0	0	982	852
Non-admitted assets and other	0	0	(1)	3,800	4,205
Based on generally accepted accounting principles	$4,884	$1,778	$7,728	$64,198	$57,333

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $609 and $4,381, during the years ended December 31, 2012 and 2011, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer's surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company did not declare or pay any extraordinary dividends during the years ended December 31, 2012 and 2011. The Company has the ability, under state regulatory requirements, to dividend up to approximately $4,493 to the Parent in 2013 without permission from New York regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

Union Security Life Insurance Company of New York

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2012	2011
Ceded future policyholder benefits and expense	$133,404	$125,542
Ceded unearned premium	2,869	3,491
Ceded claims and benefits payable	28,896	25,704
Ceded paid losses	1,611	3,312
Total	$166,780	$158,049

A key credit quality indicator for reinsurance is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2012 grouped by A.M. Best rating:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$129,777	$2,712	$27,684	$147	$160,320
A or A–	3,627	166	690	119	4,602
Not rated	0	(9)	522	1,345	1,858
Reinsurance recoverable	$133,404	$2,869	$28,896	$1,611	$166,780

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock. The Hartford's rating is under review with negative implications. The total amount of recoverable for these two reinsurers is $158,779 as of December 31, 2012. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2012			2011			2010
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums and other considerations	$9,832	$24,950	$34,782	$10,175	$28,597	$38,772	$10,363	$34,688	$45,051
Assumed premiums	301	6,506	6,807	721	8,634	9,355	0	8,727	8,727
Ceded premiums	(9,832)	(1,680)	(11,512)	(10,175)	(2,409)	(12,584)	(10,363)	(4,774)	(15,137)
Net earned premiums and other considerations	$301	$29,776	$30,077	$721	$34,822	$35,543	$0	$38,641	$38,641
Direct policyholder benefits	$18,909	$16,494	$35,403	$20,094	$28,066	$48,160	$53,892	$19,881	$73,773
Assumed policyholder benefits	600	4,279	4,879	558	9,062	9,620	0	6,928	6,928
Ceded policyholder benefits	(18,948)	(1,717)	(20,665)	(20,088)	(5,478)	(25,566)	(53,886)	(6,370)	(60,256)
Net policyholder benefits	$561	$19,056	$19,617	$564	$31,650	$32,214	$6	$20,439	$20,445

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its

Union Security Life Insurance Company of New York

obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the Company retained. Assets supporting liabilities ceded relating to these businesses are held mainly in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $3,604 and $3,481 as of December 31, 2012 and 2011, respectively. The reinsurance recoverable from John Hancock was $155,175 and $143,077 as of December 31, 2012 and 2011, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2012, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10. RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2012				December 31, 2011
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Life insurance no longer offered	$767	$2	$598	$3	$979	$2	$623	$7
FFG, LTC and other disposed businesses	132,614	2,710	21,784	1,671	124,602	2,755	17,711	1,530
All other	3,066	7	242	138	313	13	2,422	116
Short Duration Contracts:
Group term life	0	45	8,199	832	0	40	9,772	1,632
Group disability	0	76	75,895	3,766	0	70	84,695	4,250
Medical	0	2	775	40	0	2	1,001	40
Dental	0	104	46	493	0	61	53	569
Credit life and disability	0	308	846	727	0	912	1,494	2,515
Other	0	2	0	13	0	0	0	0
Total	$136,447	$3,256	$108,385	$7,683	$125,894	$3,855	$117,771	$10,659

Union Security Life Insurance Company of New York

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2009, gross of reinsurance	$10,871	$99,547
Less: Reinsurance ceded and other (1)	(217)	(33,313)
Balance as of January 1, 2010, net of reinsurance	10,654	66,234
Incurred losses related to:
Current year	2,467	11,802
Prior year's interest	453	3,426
Prior year(s)	(1,111)	(7,132)
Total incurred losses	1,809	8,096
Paid losses related to:
Current year	1,190	972
Prior year(s)	1,261	(12,528)
Total paid losses	2,451	(11,556)
Balance as of December 31, 2010, net of reinsurance	10,012	85,886
Plus: Reinsurance ceded and other (1)	310	3,461
Balance as of December 31, 2010, gross of reinsurance	10,322	89,347
Less: Reinsurance ceded and other (1)	(310)	(3,461)
Balance as of January 1, 2011, net of reinsurance	10,012	85,886
Incurred losses related to:
Current year	4,058	11,920
Prior year's interest	441	4,130
Prior year(s)	(838)	835
Total incurred losses	3,661	16,885
Paid losses related to:
Current year	1,563	2,230
Prior year(s)	1,097	16,256
Total paid losses	2,660	18,486
Balance as of December 31, 2011, net of reinsurance	11,013	84,285
Plus: Reinsurance ceded and other (1)	391	4,660
Balance as of December 31, 2011, gross of reinsurance	11,404	88,945
Less: Reinsurance ceded and other (1)	(391)	(4,660)
Balance as of January 1, 2012, net of reinsurance	11,013	84,285
Incurred losses related to:
Current year	2,366	7,275
Prior year's interest	418	3,806
Prior year(s)	(866)	(1,670)
Total incurred losses	1,918	9,411
Paid losses related to:
Current year	1,486	1,200
Prior year(s)	2,587	17,505
Total paid losses	4,073	18,705
Balance as of December 31, 2012, net of reinsurance	8,858	74,991
Plus: Reinsurance ceded and other (1)	173	4,670
Balance as of December 31, 2012, gross of reinsurance	$9,031	$79,661

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Union Security Life Insurance Company of New York

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in 2012 and 2010 due to actual claim recovery rates exceeding those assumed in prior year reserves. However, case reserves and IBNR show a deficiency in 2011, due to actual claim recovery rates being less than those assumed in prior year reserves. The relatively small size of the block can lead to volatile results year over year.

The Company's group disability products include short and long-term disability coverage. Case reserves and IBNR for long-term disability incurred in 2010 and earlier have been discounted at 5.25% while they have been discounted 4.75% for claims incurred in 2011 and later. The December 31, 2012 and 2011 liabilities net of reinsurance include $74,077 and $83,392, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2012 and 2011 are $24,038 and $28,450, respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered) and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

FFG and LTC

Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

The Company recorded an out-of-period adjustment in 2012 in the amount of $411 ($267, net of tax) to properly reflect our reserves. The Company does not consider the adjustment to be material to the 2012 or prior period financial statements.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $297, $229 and $269 for 2012, 2011 and 2010, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $72, $60 and $39 in 2012, 2011 and 2010, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for

Union Security Life Insurance Company of New York

employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2012, 2011 and 2010 the Company incurred expenses related to postretirement benefits of $13, $17 and $42, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

	Years Ended December 31,
	2012	2011	2010
Beginning balance	$229	$160	$295
Costs deferred	462	397	300
Amortization	(477)	(328)	(435)
Ending balance	$214	$229	$160

Refer to Note 2, Recent Accounting Pronouncements-Adopted, for more information on amendments to existing accounting guidance.

13. GOODWILL

Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2012	2011	2010
Balance as of January 1:
Goodwill	$2,038	$2,038	$2,038
Accumulated impairment loss	(1,714)	(1,714)	(924)
	324	324	1,114
Impairments*	0	0	(790)
Goodwill	2,038	2,038	2,038
Accumulated impairment losses	(1,714)	(1,714)	(1,714)
Balance as of December 31:	$324	$324	$324

*  See Notes 2 and 4 for further information.

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

During September 2011, the FASB issued amended intangibles-goodwill and other guidance. This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2012, 2011 and 2010, the Company conducted its annual assessments of goodwill.

In 2012 and 2011, the Company performed a Step 1 test. Based on these tests, it was determined goodwill was not impaired.

Union Security Life Insurance Company of New York

Based on the results of the 2010 assessment, the Company concluded that its net book values exceeded its estimated fair values and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded an impairment charge of $790. The 2010 impairment reflected the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio.

14. ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following table summarizes those reclassification adjustments as of the dates indicated:

	Year Ended December 31,
	2012	2011	2010
Reclassification of net realized gains on sales of securities included in net income, net of taxes	$229	$145	$47
Reclassification of net realized losses on sales of securities previously written down included in net income, net of taxes	$0	$(14)	$0

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2012, 2011 and 2010 were $9,132, $7,866 and $11,895, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In prior years, the Company ceded group disability business to an affiliate, Union Security Insurance Company ("USIC"). On January 1, 2010, this agreement was terminated for new business written. Effective July 1, 2010, the existing reinsured business was commuted under the same agreement, which involved a release of $26,920 in reserves and cash received from USIC of $29,172. The commutation resulted in a $2,252 gain for the Company, and is reflected in policyholder benefits in the statements of operations. The Company ceded premiums of $67 to USIC in 2010.

In 2010, the Company provided disability reinsurance for various ceding companies through its affiliate, DRMS, who provides administrative services related to the reinsurance issued by the Company. In conjunction with this arrangement, the Company and USIC entered into reinsurance agreements with a client which called for an initial reinsurance payment. As a result, USIC received $5,500. USIC, in turn, paid $1,133 to the Company commensurate with its allocable portion of the assumed risk

16. COMMITMENTS AND CONTINGENCIES

The Company leased sales office space under an operating lease arrangement until November 2010, at which time they moved into the Parent headquarters in New York City. In 2012 and 2011, the Parent allocated expenses to the Company for the use of this facility. The Company has not had an operating lease arrangement since 2010.

Rent expense was $106, $100 and $264 for 2012, 2011 and 2010, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York

(F) SELECTED FINANCIAL DATA

Union Security Life Insurance Company of New York
Five-Year Summary of Selected Financial Data

	For the years ended December 31,
	2012	2011	2010	2009	2008
Statements of Operations Data:
Revenues
Net earned premiums and other considerations	$30,077	$35,543	$38,641	$42,841	$64,853
Net investment income	7,561	8,249	7,891	8,161	8,810
Net realized gains (losses) on investments (1)	365	299	(44)	(826)	(6,073)
Amortization of deferred gain on disposal of businesses	436	480	(332)	424	744
Fees and other income	155	140	649	593	80
Total revenues	38,594	44,711	46,805	51,193	68,414
Benefits, losses and expenses
Policyholder benefits	19,617	32,214	20,445	25,993	39,627
Amortization of deferred acquisition costs	477	328	435	612	972
Underwriting, general and administrative expenses	11,977	10,618	13,357	12,205	17,570
Goodwill impairment (2)	0	0	790	924	0
Total benefits, losses and expenses	32,071	43,160	35,027	39,734	58,169
Income before provision (benefit) for income taxes	6,523	1,551	11,778	11,459	10,245
Provision (benefit) for income taxes	1,639	(227)	4,050	3,953	3,832
Net income	$4,884	$1,778	$7,728	$7,506	$6,413
	As of and for the years ended December 31,
	2012	2011	2010	2009	2008
Selected Balance Sheet Data:
Cash and cash equivalents and investments	$159,238	$160,679	$161,698	$149,707	$146,741
Total assets	$341,151	$334,268	$321,565	$299,399	$281,143
Policy liabilities (3)	$255,771	$258,179	$244,047	$213,347	$204,320
Total stockholder's equity	$64,198	$57,333	$54,186	$60,486	$49,425

(1)  Included in net realized gains (losses) are other-than-temporary impairments of $6, $21, $105, $411 and $5,094 for 2012, 2011, 2010, 2009 and 2008, respectively.

(2)  Following the completion of our annual goodwill impairment analysis, we recorded a goodwill impairment charge of $790 and $924 during 2010 and 2009, respectively. The goodwill impairment charges did not have any related tax benefit.

(3)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.

(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.

(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement, particularly those anticipating future events, financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.

Union Security Life Insurance Company of New York

In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management:

(i)  loss of significant client relationships, distribution sources and contracts;

(ii)  failure to attract and retain sales representatives or key managers;

(iii)  deterioration in the Company's market capitalization compared to its book value that could impair the Company's goodwill;

(iv)  general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates or a prolonged period of low interest rates, monetary policies, unemployment and inflationary pressure);

(v)  current or new laws and regulations, including recently passed legislation relating to health care reform, that could increase our costs and/or decrease our revenues;

(vi)  inadequacy of reserves established for future claims losses;

(vii)  failure to predict or manage benefits, claims and other costs;

(viii)  diminished value of invested assets in our investment portfolio (due to, among other things, volatility in financial markets, other-than-temporary impairments, the global economic slowdown, credit and liquidity risk, and inability to assume an appropriate overall risk level);

(ix)  inability of reinsurers to meet their obligations;

(x)  insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance;

(xi)  a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry);

(xii)  credit risk of some of our agents;

(xiii)  failure to protect client information and privacy;

(xiv)  negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; and

(xv)  significant competitive pressures in our businesses and cyclicality of the insurance industry.

These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the headings the section titled "Risk Factors" and "Forward-Looking Statements."

The following discussion covers the twelve months ended December 31, 2012 ("Twelve Months 2012"), twelve months ended December 31, 2011 ("Twelve Months 2011") and twelve months ended December 31, 2010 ("Twelve Months 2010"). Please see the discussion that follows for a more detailed analysis of the fluctuations.

Critical Factors Affecting Results

Our results depend on the appropriateness of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses. Factors affecting these items, including unemployment, difficult conditions in financial markets and the global economy, may have a material adverse effect on our results of operations or financial condition. For more information on these factors see "Risk Factors."

Management believes the Company will have sufficient liquidity to satisfy its needs over the next twelve months.

For the Twelve Months ended 2012, net cash used in operating activities totaled $5,171; net cash provided by investing activities totaled $4,222 and net cash used in financing activities totaled $609. We had $205 in cash and cash equivalents as of December 31, 2012. Please see "Liquidity and Capital Resources," below for further details.

Revenues

We generate revenues primarily from the sale of our insurance policies, administrative services to certain clients and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.

Our premium income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.

Union Security Life Insurance Company of New York

Interest rate volatility can increase or reduce unrealized gains or losses in our portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.

The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower-interest earning investments.

Expenses

Our expenses are primarily policyholder benefits, selling, underwriting and general expenses and interest expense.

Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

Selling, underwriting and general expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs, general operating expenses and income taxes.

Critical Accounting Estimates

Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our financial statements.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these financial statements. See Note 2 to the Notes to Financial Statements for more information.

The following critical accounting policies require significant estimates. The actual amounts realized in these areas could ultimately be materially different from the amounts currently provided for in our financial statements.

Health Insurance Premium Rebate Liability

The Affordable Care Act was signed into law in March 2010. One provision of the Act, effective January 1, 2011, established a minimum medical loss ratio ("MLR") designed to ensure that a minimum percentage of premiums is paid for clinical services or health care quality improvement activities. The Affordable Care Act established an MLR of 80% for individual and small group business and 85% for large group business. If the actual loss ratios, calculated in a manner prescribed by the Department of Health and Human Services ("HHS"), are less than the required MLR, premium rebates are payable to the policyholders by August 1 of the subsequent year.

The MLR regulation is not applicable if an entity's covered lives are less than a prescribed level. The Company does not have sufficient business volume to meet this threshold, and thus is not financially impacted by the MLR regulation for 2012. The Company does not expect to reach this threshold in future years.

Reserves

Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.

Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.

Many of the factors affecting reserve adequacy are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.

Union Security Life Insurance Company of New York

Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.

The following table provides reserve information for our major product lines for the years ended December 31, 2012 and 2011:

	December 31, 2012				December 31, 2011
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Life insurance no longer offered	$767	$2	$598	$3	$979	$2	$623	$7
FFG, LTC and other disposed businesses	132,614	2,710	21,784	1,671	124,602	2,755	17,711	1,530
All other	3,066	7	42	138	313	13	2,422	116
Short Duration Contracts:
Group term life	0	45	8,199	832	0	40	9,772	1,632
Group disability	0	76	75,895	3,766	0	70	84,695	4,250
Medical	0	2	775	40	0	2	1,001	40
Dental	0	104	46	493	0	61	53	569
Credit life and disability	0	308	846	727	0	912	1,494	2,515
Other	0	2	0	13	0	0	0	0
Total	$136,447	$3,256	$108,385	$7,683	$125,894	$3,855	$117,771	$10,659

For a description of our reserving methodology, see Note 10 to the Notes to Financial Statements included elsewhere in this report.

Long Duration Contracts

Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statements of operations.

Historically, premium deficiency testing has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.

Risks related to the reserves recorded for certain discontinued individual life, annuity, and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

Claims and benefits payable reserves for short duration contracts include: (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.

Group Disability and Group Term Life

Case or claim reserves are set for active individual claims on group long-term disability policies and for waiver of premium benefits on group term life policies. Reserve factors used to calculate these reserves reflect assumptions regarding disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis.

Factors considered when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claim reporting to claim payment.

Union Security Life Insurance Company of New York

Key sensitivities at December 31, 2012 for group long term disability claim reserves include the discount rate and claim termination rates.

	Claims and		Claims and
	Benefits Payable		Benefits Payable
Group disability, discount rate decreased by 100 basis points	$83,472	Group disability, claim termination rate 10% lower	$81,348
Group disability, as reported	$79,661	Group disability, as reported	$79,661
Group disability, discount rate increased by 100 basis points	$76,205	Group disability, claim termination rate 10% higher	$78,174

The discount rate is also a key sensitivity for group term life waiver of premium reserves (included within group term life reserves).

Claims and Benefits Payable
Group term life, discount rate decreased by 100 basis points	$9,450
Group term life, as reported	$9,031
Group term life, discount rate increased by 100 basis points	$8,653

DAC

Information in this report for the years ended December 31, 2011, 2010, 2009, and 2008 has been revised, as applicable, for the retrospective application of the Company's adoption of the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. See Note 2 to the Financial Statements for more information.

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of compensation to sales representatives.

The DAC asset is tested annually to ensure that future premiums or gross profits are sufficient to support the amortization of the asset. Such testing involves the use of best estimate assumptions to determine if anticipated future policy premiums and investment income are adequate to cover all DAC and related claims, benefits and expenses. To the extent a deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in the DAC asset. If the deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs on FFG and LTC disposed business were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct response advertising costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Investments

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities, and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.

Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows.

Union Security Life Insurance Company of New York

For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.

Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See Note 3 to the Financial Statements included elsewhere in this report.

Reinsurance

Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, (net of collateral) reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.

The following table sets forth our reinsurance recoverables as of the dates indicated:

	December 31, 2012	December 31, 2011
Reinsurance recoverables	$166,780	$158,049

We have used reinsurance to exit certain businesses, including blocks of individual life, annuity, and long-term care business. The reinsurance recoverables relating to these dispositions amounted to $158,779 and $146,558 at December 31, 2012 and 2011, respectively.

In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2012	2011
Ceded future policyholder benefits and expense	$133,404	$125,542
Ceded unearned premium	2,869	3,491
Ceded claims and benefits payable	28,896	25,704
Ceded paid losses	1,611	3,312
Total	$166,780	$158,049

We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk — Credit Risk."

Retirement and Other Employee Benefits

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit pension plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. Reported expense and liability associated with these plans are allocated to the Company by the Parent. The Parent's calculation of the reported expense and liability requires an extensive use of assumptions including factors such as discount rates, expected long-term returns on plan assets, employee retirement and termination rates and future compensation increases. The Parent determines these assumptions based upon currently available market and industry data, and historical performance of the plan and its assets. The assumptions used by the Parent may differ materially from actual results. See Note 11 to our Financial Statements for more information on our retirement and other employee benefits.

Contingencies

We account for contingencies by evaluating each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.

Deferred Taxes

Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary

Union Security Life Insurance Company of New York

differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to the Financial Statements included elsewhere in this report.

The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to the Company based on the provisions of the tax sharing agreement. During 2011, the Company's total valuation allowance was eliminated and it had no cumulative valuation allowance as of December 31, 2011. As of December 31, 2012, the Company had no cumulative valuation allowance against deferred tax assets, as it is management's assessment that it is more likely than not that all deferred tax assets will be realized.

In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.

The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.

In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.

Valuation and Recoverability of Goodwill

Goodwill remained unchanged and represented $324 of our $341,151 and $334,268 of total assets as of December 31, 2012 and 2011, respectively. We review our goodwill annually in the fourth quarter for impairment or more frequently if indicators of impairment exist. Such indicators include, but are not limited to, a significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel or a significant decline in our expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable judgment. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and could have a material impact on our financial statements.

We test goodwill for impairment by first comparing the estimated fair value of the Company to its net book value. Under step 1, if the estimated fair value exceeds the Company's net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, we would then perform a second test to calculate the amount of impairment, if any. To determine the amount of any impairment, we would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, we would determine the fair value of all of the assets and liabilities of the Company, including any unrecognized intangible assets, in a hypothetical calculation that yields the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, we would record an impairment charge for the difference.

The following describes the valuation methodologies used in 2012 and 2011 to derive the estimated fair value of the Company.

The Company identified a group of peer companies, which have operations that are as similar as possible. A Guideline Company Method is used to value the Company based upon its relative performance to its peer companies, based on several measures, including price to trailing 12 month earnings, price to projected earnings, price to tangible net worth and return on equity.

A Dividend Discount Method ("DDM") is used to value the Company based upon the present value of expected cash flows available for distribution over future periods. Cash flows are estimated for a discrete projection period based on detailed assumptions, and a terminal value is calculated to reflect the value attributable to cash flows beyond the discrete period. Cash flows and the terminal value are then discounted using the Company's estimated cost of capital. The estimated fair value of the Company equals the sum of the discounted cash flows and terminal value.

A Guideline Transaction Method values the Company based on available data concerning the purchase prices paid in acquisitions of companies operating in the insurance industry. The application of certain financial multiples calculated from these transactions provides an indication of estimated fair value of the Company.

While all three valuation methodologies were considered in assessing fair value, the DDM was weighed more heavily since in the current economic environment, management believes that expected cash flows are the most important factor in the valuation of a

Union Security Life Insurance Company of New York

business enterprise. In addition, recent dislocations in the economy, the scarcity of M&A transactions in the insurance marketplace and the relative lack of directly comparable companies make the other methods less credible.

Following the 2012 and 2011 Step 1 test, the Company concluded that its estimated fair value exceeded its net book value.

The determination of fair value of the Company requires many estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, earnings and required capital projections discussed above, discount rates, terminal growth rates, operating income and dividend forecasts and the weighting assigned to the results of each of the three valuation methods described above. Changes in certain assumptions could have a significant impact on the goodwill impairment assessment.

We evaluated the significant assumptions used to determine the estimated fair value of the Company and concluded they are reasonable. However, should the operating results decline substantially compared to projected results, or should further interest rate declines further increase the net unrealized investment portfolio gain position, we could determine that we need to record an impairment charge related to goodwill.

Recent Accounting Pronouncements — Adopted

See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.

Recent Accounting Pronouncements — Not Yet Adopted

See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.

Results of Operations

The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2012	2011	2010
Revenues:
Net earned premiums and other considerations	$30,077	$35,543	$38,641
Net investment income	7,561	8,249	7,891
Net realized gains (losses) on investments	365	299	(44)
Amortization of deferred gains on disposal of businesses	436	480	(332)
Fees and other income	155	140	649
Total revenues	38,594	44,711	46,805
Benefits, losses and expenses:
Policyholder benefits	19,617	32,214	20,445
Selling, underwriting and general expenses (1)	12,454	10,946	13,792
Total benefits, losses and expenses	32,071	43,160	34,237
Income before provision (benefit) for income taxes and goodwill impairment	6,523	1,551	12,568
Provision (benefit) for income taxes	1,639	(227)	4,050
Income before goodwill impairment	4,884	1,778	8,518
Goodwill impairment	0	0	790
Net income	$4,884	$1,778	$7,728

(1)  Includes amortization of DAC and underwriting, general and administrative expenses.

Year Ended December 31, 2012 Compared to the Year Ended December 31, 2011

Net Income

Net income increased $3,106 to $4,884 for Twelve Months 2012 from $1,778 for Twelve Months 2011. The increase is primarily attributable to favorable loss experience in the long-term disability business. In addition, 2011 included an increase to policyholder benefits for unreported claims related to the use of the U.S. Social Security Administration Death Master File to identify deceased policyholders and beneficiaries. These items were partially offset by an increase in the provision for income taxes as 2011 included a valuation allowance release that did not reoccur in 2012.

Total Revenues

Total revenues decreased $6,117, or 14%, to $38,594 for Twelve Months 2012 from $44,711 for Twelve Months 2011. The decrease is primarily attributable to a decrease in net earned premiums of $5,466 related to the dental, long-term disability and group life business.

Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $11,089, or 26%, to $32,071 for Twelve Months 2012 from $43,160 for Twelve Months 2011. The decrease is primarily attributable to a decrease of policyholder benefits of $12,597 related to favorable loss experience in

Union Security Life Insurance Company of New York

the long-term disability business. In addition, 2011 policyholder benefits were increased for unreported claims related to the use of the U.S. Social Security Administration Death Master File to identify deceased policyholders and beneficiaries.

Income Taxes

Income taxes increased $1,866 to an expense of $1,639 for Twelve Months 2012 from a benefit of $227 for Twelve Months 2011. The change in income taxes is not proportionate to pretax income and is primarily the result of permanent tax differences in 2011 related to tax exempt interest and dividend received deduction that are larger than in 2012 and a valuation allowance release in 2011 that did not reoccur in 2012.

Year Ended December 31, 2011 Compared to the Year Ended December 31, 2010

Net Income

Net income decreased $5,950, or 77%, to $1,778 for Twelve Months 2011 from $7,728 for Twelve Months 2010. The decrease in net income was primarily attributable to less favorable loss experience in the long term disability and group life insurance business and increase in policyholder benefits for unreported claims related to the use of the Social Security Administration Death Master File to identify deceased policyholders and beneficiaries.

This is partially offset by improved dental insurance experience, lower selling, underwriting and general expenses of $1,850 (after tax) primarily related to an accrual release due to a client breach of contract, no goodwill impairment in 2011 compared to an impairment of $790 in 2011, a reduction in the income tax rate related to permanent tax differences and an increase of amortization of deferred gains on disposal of businesses of $528 (after tax) as a portion of the deferred gain liability was re-established during 2010 resulting from refinements to assumptions associated with policy run-off.

Total Revenues

Total revenues decreased $2,094, or 4%, to $44,711 for Twelve Months 2011 from $46,805 for Twelve Months 2010. The decrease is primarily attributable to a decrease in net earned premiums of $3,098 related to the dental, long-term disability, group life and short-term disability business. Also contributing to the decrease is a reduction in fees and other income of $509 as the result of the termination of a client payment agreement in fourth quarter 2010. These are partially offset by an increase of amortization of deferred gains on disposal of businesses of $812 for reasons noted above.

Total Benefits, Losses and Expenses

Total benefits, losses and expenses increased $8,923, or 26%, to $43,160 for Twelve Months 2011 from $34,237 for Twelve Months 2010. The increase is primarily attributable to an increase of policyholder benefits of $11,769 related to less favorable loss experience in the long-term disability and group life insurance business and an increase in policyholder benefits for unreported claims related to the use of the U.S. Social Security Administration Death Master File to identify deceased policyholders and beneficiaries. This is partially offset by improved dental insurance experience.

The increase is also partially offset by lower selling, underwriting and general expenses of $2,846 primarily related to an accrual release due to a client breach of contract and an adjustment to the contingent commission liability related to the analysis of the U.S. Social Security Administration Death Master File discussed in the previous section.

Income Taxes

Income taxes decreased $4,277 or 106%, to a benefit of $227 for Twelve Months 2011 from an expense of $4,050 for Twelve Months 2010. The change in income taxes is not proportionate to pretax income and is primarily the result of permanent tax differences in 2011 related to tax exempt interest, dividend received deduction and a change in valuation allowance.

Goodwill Impairment

See Notes 4 and 13 to the Notes to Financial Statements included elsewhere in this report.

Investments

See Notes 3 and 4 to the Notes to Financial Statements included elsewhere in this report.

Liquidity and Capital Resources

The primary sources of funds for the Company consist of premiums and fees collected, the proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for additional information related to our Parent.

Cash Flows

We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

Union Security Life Insurance Company of New York

The table below shows our recent net cash flows:

	For the Years Ended December 31,
	2012	2011	2010
Net cash (used in) provided by:
Operating activities	$(5,171)	$(2,407)	$25,677
Investing activities	4,222	6,630	(11,563)
Financing activities	(609)	(4,381)	(15,000)
Net change in cash	$(1,558)	$(158)	$(886)

Cash Flows for the Years Ended December 31, 2012, 2011, and 2010.

Operating activities:

We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.

Net cash used in operating activities was $5,171 and $2,407 for the years ended December 31, 2012 and 2011, respectively. The increase in cash used in operating activities is primarily due to a decrease in dental and group life net written premiums.

Net cash (used in) provided by operating activities was $(2,407) and $25,677 for the years ended December 31, 2011 and 2010, respectively. The change in operating activities is primarily due to cash received from USIC related to the reinsurance commutation in 2010 and decreased claim payments. For further information on commutation, see Note 15 to the Financial Statements included elsewhere in this report.

Investing Activities:

Net cash provided by investing activities was $4,222 compared to $6,630 for the years ended December 31, 2012 and 2011, respectively. The change in investing activities is primarily due to a decrease in sales of fixed maturity securities, partially offset by a decrease in purchases of fixed maturity securities.

Net cash provided by (used in) investing activities was $6,630 compared to $(11,563) for the years ended December 31, 2011 and 2010, respectively. The change in investing activities is primarily due to an increase in sales of fixed maturity securities.

Financing Activities:

Net cash used in financing activities was $609 and $4,381 for the years ended December 31, 2012 and 2011, respectively. The decrease in cash used in financing activities is due to a decrease in the amount of dividends paid to our Parent.

Net cash used in financing activities was $4,381 and $15,000 for the years ended December 31, 2011 and 2010, respectively. The decrease in cash used in financing activities is due to a decrease in the amount of dividends paid to our Parent.

Commitments and Contingencies

We have obligations to third parties as a result of our operations. These obligations as of December 31, 2012, are detailed in the table below by maturity date as of the dates indicated:

	As of December 31, 2012
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$504,055	$23,893	$36,531	$34,064	$409,567

(1)  Insurance liabilities reflect estimated cash payments to be made to policyholders.

Liabilities for future policy benefits and expenses of $136,447 and claims and benefits payable of $116,068 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

Union Security Life Insurance Company of New York

(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

None.

(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.

Interest Rate Risk

Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk — price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows from mortgage-backed and asset-backed securities. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.

We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

Our group long-term disability reserves are also sensitive to interest rates. Group long-term disability and group term life waiver of premium reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2012

	–100	–50	0	50	100
Total market value	$129,275	$126,076	$122,114	$118,047	$114,072
% Change in market value from base case	5.86%	3.24%	0.00%	(3.33)%	(6.59)%
$ Change in market value from base case	$7,161	$3,962	$0	$(4,067)	$(8,042)

As of December 31, 2011

	–100	–50	0	50	100
Total market value	$131,164	$126,960	$122,697	$118,291	$113,981
% Change in market value from base case	6.90%	3.47%	0.00%	(3.59)%	(7.10)%
$ Change in market value from base case	$8,467	$4,263	$0	$(4,406)	$(8,716)

Union Security Life Insurance Company of New York

Credit Risk

We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA– and above, 1% for issuers rated A– to A+, 0.75% for issuers rated BBB– to BBB+ and 0.38% for issuers rated BB– to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.

The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized securities rating organizations as of the dates indicated:

	December 31, 2012		December 31, 2011
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$82,472	68%	$79,672	65%
Baa	34,681	28%	37,665	31%
Ba	3,926	3%	4,205	3%
B and lower	1,035	1%	1,155	1%
Total	$122,114	100%	$122,697	100%

We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.

The Company had $166,780 and $158,049 of reinsurance recoverables as of December 31, 2012 and 2011, respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $155,175 and $143,077 as of December 31, 2012 and 2011, respectively, relating to a large coinsurance arrangements with John Hancock (a subsidiary of Manulife Financial Corporation), related to sales of businesses are held in trusts. If the value of the assets in this trust falls below the value of the associated liabilities, John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of John Hancock, whose A.M. Best rating is A+. As of December 31, 2012, A.M. Best maintained a stable outlook on the financial strength ratings of John Hancock. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A– or better by A.M. Best.

Inflation Risk

Inflation risk arises as we invest substantial funds in nominal assets, which are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. We have inflation risk in our small employer group medical insurance business to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.

(K) EXECUTIVE OFFICERS

The table below sets forth certain information, as of April 22, 2013, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
John S. Roberts	57	Chief Executive Officer and Chairman of the Board; Executive Vice President, Assurant, Inc.
Tamrha V. Mangelsen	51	Treasurer and Chief Financial Officer; Assistant Vice President, Statutory Accounting, Assurant, Inc.
Paula M. SeGuin	45	President, Assistant Secretary and Director; Director of Compliance, Assurant, Inc.

Union Security Life Insurance Company of New York

John S. Roberts, Chief Executive Officer and Chairman of the Board; Executive Vice President, Assurant, Inc. Please see Mr. Roberts' biography in the section below entitled "DIRECTORS".

Tamrha V. Mangelsen, Treasurer and Chief Financial Officer; Assistant Vice President, Statutory Accounting, Assurant, Inc. Ms. Mangelsen has served as Treasurer and Chief Financial Officer of the Company since 2007 and as Assistant Vice President, Statutory Accounting of Assurant, Inc. since 2008. She previously served as Director of Statutory Accounting at Assurant, Inc. from 2006 to 2008 and as Manager of Statutory Accounting at Assurant, Inc. from 2001 to 2006.

Paula M. SeGuin, President, Assistant Secretary and Director; Director of Compliance, Assurant, Inc. Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".

DIRECTORS

We currently have seven directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.

John S. Roberts, Chairman of the Board. Mr. Roberts, age 57, has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since May 2009. He also currently serves as President and Chief Executive Officer of Assurant Employee Benefits, a division of Assurant, Inc., and Executive Vice President of Assurant, Inc. He served as President and Chief Executive Officer of Assurant Employee Benefits on an interim basis from July 2007 to March 2009. Prior to this, he served as Senior Vice President of Assurant Employee Benefits and President of Disability RMS, an affiliate of the Company, since 2003. Mr. Roberts' management experience relating to group life, group dental, group long-term disability and short-term disability insurance products led the Company to conclude that he should serve as Chairman of the Board.

Julie E. Cosio, Director. Ms. Cosio, 43, has served as a director and Vice President of the Company since January 2013. She also serves as Senior Vice President of Diversified Financial Service (a business line within Assurant Solutions, a division of Assurant, Inc.) since November 2012, having previously served as Vice President of this business.

Melissa J.T. Hall, Director. Ms. Hall, age 48, has served as a director of the Company since September 2005. She has also served as Senior Vice President, Taxation of Assurant, Inc. since August 2005, having previously served as Vice President, Taxation and Financial Ratings since July 1997. Ms. Hall's 18 years of experience at the Parent and her valuable financial and tax experience led the Company to conclude that she should serve as a director.

Terry J. Kryshak, Director. Mr. Kryshak, age 62, has served as a director of the Company since April 1991. Previously, he served as Senior Vice President of the Company from 1999 until he retired in January 2011. Mr. Kryshak's extensive experience, earlier in his career, in the administration and operation of the Company led the Company to conclude that he should serve as a director.

H. Carroll Mackin, Director. Mr. Mackin, age 72, is the former Executive Vice President and Treasurer of Assurant, Inc., where he served from 1980 until his retirement in 1997. Mr. Mackin has been a director of the Company since September2005 and has been a member of the Assurant, Inc. Board of Directors since October 1996. Mr. Mackin served as a consultant to Assurant in 1979. He was Assurant's fourth employee and initiated many of its early activities, including consolidating its investment departments and starting its first treasury function. Before joining Assurant, he was Director of Investments at Forstmann, Leff. He is currently principal owner of Great Northern Manufacturing, LLC, a Louisville, Kentucky based manufacturer of specialty nails. Mr. Mackin's extensive experience with Assurant's treasury and investment functions, and with the insurance industry, enables him to provide valuable advice to the Company's Board.

Esther L. Nelson, Director. Ms. Nelson, age 60, has served as a director of the Company since April 1999. Ms. Nelson currently serves as the General and Artistic Director of the Boston Lyric Opera Association, having held this position since September 2008. Prior to this position, Ms. Nelson was a Management Consultant to artistic associations in New York, Virginia, Tennessee, Maine and Germany. Ms. Nelson also served as general director of Glimmerglass Opera from 1996 to2002. Ms. Nelson's valuable leadership and management experience led the Company to conclude that she should serve as a director.

Paula M. SeGuin, Director. Ms. SeGuin, age 45, has served as President and Assistant Secretary of the Company since January 2013. She has also served as Chief Administrative Officer since 2004, as Vice President and Assistant Secretary of the Company since 2000, and as a director of the Company since May 2007. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005. Ms. SeGuin's day-to-day administrative experience at the headquarters of the Company led it to conclude that she should serve as a director.

Union Security Life Insurance Company of New York

(L) EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

I. Executive Summary

Introduction

This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2012:

John S. Roberts	Chief Executive Officer; Executive Vice President, Assurant, Inc.
Valerie H. Seasholtz	President
Tamrha V. Mangelsen	Treasurer and Chief Financial Officer; Assistant Vice President, Statutory Accounting, Assurant, Inc.
Paula M. SeGuin	Chief Administrative Officer, Vice President and Assistant Secretary; Director of Compliance, Assurant, Inc.

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs," and to Mr. Roberts as our "Chief Executive Officer" or "CEO." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2012 compensation of Mr. Roberts, who serves on the Parent's Management Committee (1), was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. The 2012 compensation of Ms. Mangelsen and Ms. SeGuin was based on a compensation program focused on the goals and objectives of the Parent. The 2012 compensation of Ms. Seasholtz was based on a compensation program focused principally on the goals and objectives of Assurant Solutions, a division of Assurant. All of our NEOs participate in the Parent's long-term equity incentive program.

For more detailed information on Assurant's 2012 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 26, 2013.

Our Executive Compensation Principles

Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•  Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)

•  Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.

•  A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.

•  Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

II. The Compensation Decision Making Process

The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

The Assurant Compensation Committee determined the compensation of Mr. Roberts because he served as executive officer of the Parent during 2012. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation.

As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant.

(1)  The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer of Assurant all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.

(2)  Union Security Life Insurance Company of New York does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

Union Security Life Insurance Company of New York

The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Mr. Roberts).

The compensation of Ms. Seasholtz was determined through a process whereby the President and CEO of Assurant Solutions annually reviews the performance and compensation of his direct reports and makes decisions regarding their compensation. The compensation of Ms. Mangelsen and Ms. SeGuin was determined through a process whereby members of senior management at the Parent annually review the performance and compensation of Ms. Mangelsen and Ms. SeGuin, and make decisions regarding their compensation.

Level of Compensation Provided

Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

Management Committee-Level Named Executive Officer — Assurant's Compensation Peer Group. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operates are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics : similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:

•	Aetna Inc.	•	Genworth Financial, Inc.	•	Sunlife Financial, Inc.
•	Aflac Incorporated	•	Hanover Insurance Group Inc.	•	Torchmark Corporation
•	CIGNA Corporation	•	Humana Inc.	•	Unum Group
•	CNO Financial Group, Inc.	•	Markel Corporation	•	W.R. Berkley Corporation
•	CNA Financial Corporation	•	Principal Financial Group, Inc.
•	Coventry Health Care, Inc.*	•	Stancorp Financial Group, Inc.

*  In August 2012 Aetna Inc. and Coventry Health Care, Inc. entered into a definitive agreement pursuant to which Aetna Inc. would acquire Coventry Health Care, Inc. The acquisition is expected to close in mid-2013.

Company-Level Named Executive Officers — Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base compensation at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short-term incentive compensation and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short-term incentive compensation and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. Elements of Our Executive Compensation Program

Base Salaries

The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2012, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

Annual Incentive Compensation

Overview. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2012, focused on specific enterprise-wide efficiency and

Union Security Life Insurance Company of New York

standardization initiatives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

2012 Annual Incentive Compensation for the Company's NEOs

Financial Metrics (80%). For 2012, the Assurant Compensation Committee sought to establish financial targets that were challenging and would motivate our senior executives to deliver growth in a difficult economic environment. For Mr. Roberts, financial targets apply to the Assurant Employee Benefits business segment. Top-line growth (40%) is measured through a combination of gross or net earned premiums and fees (50%) and gross written premium/new sales of designated products (50%). Profitability is measured using net operating income ("NOI") (25%) and operating return on equity ("ROE") (15%) for the segment. (3)

For Ms. Mangelsen and Ms. SeGuin, top-line revenue growth (40%) is measured by a weighted average of the performance results of the business segments, and profitability is measured using consolidated operating earnings per share ("EPS") (25%) and operating ROE (15%). (4)

Financial targets for Ms. Seasholtz apply to the Assurant Solutions business segment. 80% of Ms. Seasholtz's annual incentive compensation is measured by a combination of the financial metrics for Assurant Solutions described above (top-line growth, NOI and operating ROE).

Strategic Development. Strategic development goals are designed to motivate executives to achieve specified strategic, operational and/or organizational objectives viewed as critical to long-term financial success of the enterprise. Performance measurements against strategic development goals for all NEOs are based on certain enterprise-wide projects.

For 2012, the Assurant Compensation Committee selected goals reflecting enterprise-wide initiatives to improve efficiency, improve quality and further reduce costs. These initiatives focus on the following two areas:

(i)  technology optimization (to reduce costs and improve efficiency of information systems); and

(ii)  customer contact strategy (to reduce cost and improve quality of call center operations).

During the year, senior management at the Parent tracked and reported to the Assurant Compensation Committee on progress in these two areas and recommended performance ratings. On the basis of achievements in each of these areas, the Assurant Compensation Committee approved a 1.5 multiplier for this strategic development goal. These initiatives establish a strong framework for long-term operational efficiencies and cost savings, which the Parent will continue to measure and report to the Board.

This strategic development goal was weighted at 20% for Mr. Roberts, Ms. Seasholtz, Ms. Mangelsen and Ms. SeGuin.

Annual Incentive Performance Results for Mr. Roberts. For Mr. Roberts, the 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $39, $43, $47, $55 and $63 million, respectively. Assurant Employee Benefits' 2012 NOI was $58.1 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 6.60%, 7.30%, 8.00%, 9.30% and 10.60%, respectively. Assurant Employee Benefits' 2012 operating ROE was 9.70%. With respect to revenue growth, the 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premium and fee income were $1.050, $1.075, $1.100, $1.125 and $1.150 billion, respectively. 2012 net earned premium and fee income for the segment was $1.043 billion. The 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for total sales of designated products were $170, $180, $190, $210 and $230 million, respectively. 2012 total sales of designated products was $170 million. Based on the above metrics and performance results, the 2012 composite annual incentive performance multiplier for Mr. Roberts was 0.97.

Annual Incentive Performance Results for Ms. Mangelsen and Ms. SeGuin. For Ms. Mangelsen and Ms. SeGuin, the 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for consolidated operating EPS were $4.02, $4.36, $4.70, $5.19 and $5.71 per diluted share, respectively. Assurant's 2012 operating EPS was $5.27. The 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 8.10%, 8.75%, 9.40%, 10.40% and 11.40%, respectively. Assurant's 2012 operating

(3)  NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the Parent's earnings release, Exhibit 99.1 to its Current Report on Form 8-K furnished to the SEC on February 6, 2013, and the financial supplement posted on the "Investor Relations" section of the Parent's website at http://ir.assurant.com. Neither the earnings release nor the financial supplement is incorporated by reference herein.

(4)  Consolidated operating EPS is determined by dividing NOI for Assurant as a whole by the weighted average number of diluted shares of Assurant Common Stock outstanding during the year. Operating ROE for Assurant is determined by dividing NOI for Assurant as a whole by average stockholders' equity for the year, excluding accumulated other comprehensive income ("AOCI").

Union Security Life Insurance Company of New York

ROE was 10.40%. With respect to revenue growth, the corporate-level revenue growth multiplier is determined based on a weighted average of the performance multipliers applicable to each of the Parent's four business segments, which are weighted as follows: Assurant Specialty Property — 25%; Assurant Solutions — 30%; Assurant Health — 25%; and Assurant Employee Benefits — 20%. The revenue growth multiplier for: (i) Assurant Specialty Property was 2.00, based on weighted targets of $1.93 billion for net earned premium and fee income (50%) and $1.95 billion for gross written premium of designated products (50%), and results of $2.15 billion for gross earned premium and fee income and $2.31 billion of gross written premium of designated products; (ii) Assurant Solutions was 1.48, based on weighted targets of $2.78 billion for net earned premium and fee income (50%) and $4.0 billion for gross written premium of designated products (50%), and results of $2.89 billion for net earned premium and fee income and $4.29 billion for gross written premium of designated products; (iii) Assurant Health was 0.21, based on weighted targets of $1.8 billion for net earned premium and fee income (50%) and $320 million for sales of traditional products (25%) and $160 million for sales of designated products, and results of $1.66 billion for net earned premium and fee income and $245 million for sales of traditional products and $154 million for sales of designated products; and (iv) Assurant Employee Benefits was 0.00, based on weighted targets of $1.10 billion for net earned premium and fee income (50%) and $190 million in total sales of designated products (50%), and results of $1.04 billion in net earned premium and fee income and $170 million in total sales of designated products. Based on the above metrics and performance results, the 2012 composite annual incentive performance multiplier for 2012 for Ms. Mangelsen and Ms. SeGuin was 1.32.

Annual Incentive Performance Results for Ms. Seasholtz. For Ms. Seasholtz's the 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $134, $142, $150, $165 and $180 million, respectively. Assurant Solutions' 2012 NOI was $123.7 million. The 2012 performance levels for operating ROE that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 10.60%, 11.25%, 11.90%, 13.00% and 14.10%. Assurant Solutions' 2012 operating ROE was 9.3%. With respect to revenue growth, the 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premium and fee income were $2.575, $2.675, $2.775, $2.875 and $2.975 billion, respectively. Assurant Solutions' 2012 net earned premium and fee income was $2.893 billion. The 2012 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross written premium of designated products were $3.4, $3.6, $4.0, $4.4 and $4.8 billion, respectively. Assurant Solutions' 2012 gross written premium of designated products was $4.288 billion. Based on the above metrics and performance results, the 2012 composite annual incentive performance multiplier for 2012 for Ms. Seasholtz was 0.89.

The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2012:

Named Executive Officer	2012 Target Annual Incentive	2012 Multiplier	2012 Annual Incentive Payment
John S. Roberts	$520,000	0.97	$504,400
		(Assurant Employee Benefits)
Valerie H. Seasholtz	$98,175	0.89	$87,376
		(Assurant Solutions)
Tamrha V. Mangelsen	$22,725	1.32	$29,997
		(Assurant Enterprise)
Paula M. SeGuin	$23,671	1.32	$31,245
		(Assurant Enterprise)

Long-term Equity Incentive Compensation

All of the NEOs participate in Assurant's long-term equity incentive compensation program.

Since 2009, Assurant has used performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against a broad index of insurance companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period. In accordance with the terms of the ALTEIP, measurement of the Assurant designated financial performance metrics takes account of unusual or non-recurring events and other extraordinary items.

Union Security Life Insurance Company of New York

Applicable metrics for the 2009-2011, 2010-2012, 2011-2013 and 2012-2014 performance cycles are set forth in the chart below:

PSU Relative Performance Metrics and Relative Index

Performance Cycles	2009 - 2011	2010 - 2012, 2011 - 2013 and 2012 - 2014	Weighting
Relative	Growth in EPS (1)	Growth in book value per share excluding AOCI (4)	1/3
Performance	Revenue growth (2)	Revenue growth	1/3
Metrics	Total stockholder return (3)	Total stockholder return	1/3
Relative Index	A.M. Best U.S. Insurance Index	A.M. Best U.S. Insurance Index, excluding companies with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes (3510 and 4030).	N/A

(1)  Year-over-year growth in GAAP EPS

(2)  Year-over-year growth in total GAAP revenue

(3)  Percent change on Company stock plus dividend yield percentage

(4)  Year-over-year growth in the Company's common equity, excluding AOCI, divided by fully diluted shares of Common Stock outstanding at year-end

Changes to Relative Performance Metrics and Index. In light of the significant volatility in EPS across the financial services sector, and in response to comments from investors, the Assurant Compensation Committee decided to replace growth in GAAP EPS with growth in book value per diluted share excluding AOCI as a performance metric beginning with the 2010 - 2012 PSU performance cycles.

The Assurant Compensation Committee also approved a change to the group of competitors used in the determination of Assurant's composite percentile ranking. For the 2010 - 2012, 2011 - 2013 and 2012 - 2014 PSU performance cycles, Assurant's performance will be measured against companies in the A.M. Best U.S. Insurance Index, excluding those with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes. This change enables Assurant to more accurately benchmark performance against the performance of companies of comparable size that operate one or more similar businesses.

Executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained.

Payments in respect of PSUs awarded under the ALTEIP are intended to be deductible, to the maximum extent possible, as "performance based compensation" within the meaning of Section 162(m). Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table — Long Term Incentive Awards" below.

In support of Assurant's pay for performance philosophy, in 2012 the Assurant Compensation Committee approved equity payments based on the relative composite average percentile ranking for performance share units granted in 2009. The Assurant Compensation Committee determined that Assurant's composite average percentile ranking relative to companies in the A.M. Best U.S. Insurance Index with regard to the specified financial metrics of growth in earnings per share, revenue growth and total shareholder return over the 2009-2011 performance period was in the 55th percentile. Because Assurant achieved above median performance relative to the designated index of peer companies, of our NEOs received shares of common stock equal to 110% of the target long term equity incentive opportunity. As a result, Mr. Roberts received 20,360 shares; Ms. Seasholtz received 1,386 shares; Ms. Mangelsen received 383 shares and Ms. SeGuin received 440 shares.

Yearly Average PSU Percentile Ranking
2009	31%
2010	72%
2011	61%
Final Three Year Average Percentile Ranking	55%
Payout as a Percentage of Long Term Equity Incentive Opportunity	110%

RSUs. RSUs typically vest in equal annual installments over a three-year vesting period.

Compensation Levels and Pay Mix for 2013

Management Committee-level Named Executive Officer. In March 2013, Towers Watson presented data to the Assurant Compensation Committee demonstrating that total target direct compensation (base salary, annual incentive compensation and long-term incentive compensation) provided to most of Assurant's NEOs continued to fall below median levels for similarly situated executives at

Union Security Life Insurance Company of New York

companies in our compensation peer group. To further align NEO compensation with median levels, the Assurant Compensation Committee approved an increase in Mr. Roberts' base salary to $545,000. The Assurant Compensation Committee did not increase Mr.Roberts' target long-term incentive opportunity or target annual incentive opportunity for 2013.

Company-level Named Executive Officers. For 2013, Ms. Mangelsen and Ms. SeGuin received base salary increases to $158,000 and $122,634, respectively.

IV. Benefits and Perquisites

The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.

Change of Control Benefits. Assurant is party to a change of control agreement (each, a "COC Agreement") with Mr. Roberts. The purpose of these COC Agreements is to enable executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with the Named Executive Officers apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement). The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "Narrative to the Potential Payments upon Termination or Change of Control Table — Change of Control Agreements" below.

Retirement Plans. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($250,000 for 2012). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Additional information regarding the terms and conditions of these plans is provided under the headings "Narrative to the Pension Benefits Table " below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Deferred Compensation Plans. Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.

Additional information regarding the terms and conditions of these plans is provided under the heading "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.

Health and Welfare Benefits. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the group LTD policy and provides a maximum monthly benefit of $10,000. The combined maximum LTD (group LTD and Executive LTD) benefit is $25,000 per month. Executive LTD is provided through the purchase of individual policies and is fully paid for by Assurant.

V. Related Policies and Considerations

Parent Stock Ownership Guidelines

Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (one of whom is an NEO of the Company) and non-employee directors.

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Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:

Non-Employee Director	Must own Assurant stock with a market value equal to 5 times the annual base cash retainer
Chief Executive Officer	Must own Assurant stock with a market value equal to 5 times current base salary
Assurant, Inc. Executive Vice Presidents (including all other NEOs)	Must own Assurant stock with a market value equal to 3 times current base salary

Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Mr. Roberts, who serves as a member of Assurant's Management Committee. Mr. Roberts' compliance date is March 15, 2014. Eligible sources of Assurant shares include personal holdings, restricted stock, RSUs, 401(k) holdings and Assurant's Employee Stock Purchase Plan shares. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance. As of December 31, 2012, Mr. Roberts was in compliance with Assurant's stock ownership guidelines.

Timing of Equity Grants

Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year. If the Assurant Compensation Committee decides that a second grant in the same calendar year is necessary for, among other reasons, salary adjustments, promotions or new hires, additional awards under the ALTEIP may be granted on the second Thursday in November.

Tax and Accounting Implications

Under Section 162(m), certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by shareholders. The Assurant Compensation Committee continues to emphasize performance-based compensation for Assurant's executives and seeks to minimize the impact of Section 162(m). However, because the Assurant Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary to successfully execute the Company's business strategy, in any year the Assurant Compensation Committee may approve non-performance based compensation (as defined for purposes of Section 162(m)) in excess of $1 million.

The compensation that Assurant pays to the NEOs is reflected in our financial statements as required by U.S. generally accepted accounting principles. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

Union Security Life Insurance Company of New York

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation

The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2012, 2011 and 2010, as applicable.

Summary Compensation Table for Fiscal Years 2012, 2011 and 2010

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards (1) ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2) ($) (h)	All Other Compensation (3) ($) (i)	Total ($) (j)
John S. Roberts, Chief Executive Officer; Executive Vice President, Assurant, Inc.	2012 2011 2010	520,000 520,000 500,000	0 0 0	1,039,624 905,920 876,883	0 0 0	504,400 442,000 571,500	481,152 460,766 290,106	123,807 101,491 70,737	2,668,983 2,430,177 2,309,226
Valerie H. Seasholtz, President	2012 2011 2010	280,500 267,915 259,189	0 950 0	84,140 52,668 51,954	0 0 0	87,376 153,576 79,312	276,962 330,836 222,084	19,103 20,326 9,285	748,081 826,271 621,824
Tamrha V. Mangelsen, Treasurer and Chief Financial Officer; Assistant Vice President, Statutory Accounting, Assurant, Inc.	2012 2011 2010	151,499 146,812 143,933	0 61 0	15,010 14,592 14,410	0 0 0	29,997 27,968 33,464	14,104 17,508 14,499	10,195 12,936 11,469	220,805 219,877 217,775
Paula M. SeGuin, Chief Administra-tive Officer, Vice President and Assistant Secretary; Director of Compliance, Assurant, Inc.	2012 2011 2010	118,354 112,419 110,214	0 0 0	17,262 16,796 16,591	0 0 0	31,245 21,416 25,625	10,431 11,097 9,124	9,819 10,028 8,886	187,111 171,756 170,440

(1)  The amounts reported in column (e) for 2012, 2011, and 2010 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.

  The 2012 PSU values included in column (e) are computed based on the achievement of target level performance for each award. Assuming the achievement of maximum level performance for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be $1,299,437 for Mr. Roberts, $18,761 for Ms. Mangelsen, $21,576 for Ms. SeGuin and $105,168 for Ms Seasholtz. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 16, " Stock Based Compensation — Performance Share Units ", of the Assurant Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC (the "Assurant 2012 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

(2)  The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2011 to December 31, 2012, from December 31, 2010 to December 31, 2011 and from December 31, 2009 to December 31, 2010. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2010, December 31, 2011 or December 31, 2012 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2009, December 31, 2010 or December 31, 2011, as applicable. Present values of accumulated benefits at December 31, 2009, December 31, 2010, December 31, 2011 and December 31, 2012 use the same assumptions as included in the financial statements in the Parent's Annual Reports on Form 10-K for the fiscal years ending December 31, 2009, December 31, 2010, December 31, 2011 and December 31, 2012, respectively, as filed with the SEC.

(3)  The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Executive 401(k) Plan, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents; and certain other amounts during 2012:

Name	Executive LTD ($)	Parent Contributions to Executive 401(k) ($)	Parent Contributions to Assurant 401(k) ($)	Perquisites and Other Personal Benefits ($)	Dividends and Dividend Equivalents (1) ($)	Other Amounts (2)	Total ($)
John S. Roberts	5,183	42,720	15,000	—	60,400	504	123,807
Valerie H. Seasholtz	—	—	15,000	—	4,103	—	19,103
Tamrha V. Mangelsen	—	—	8,973	—	1,072	150	10,195
Paula M. SeGuin	—	—	8,386	—	1,233	200	9,819

(1)  The amounts in this column reflect the dollar value of dividend equivalents paid in 2012 on unvested awards of RSUs, that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the

Union Security Life Insurance Company of New York

dollar value of dividends and dividend equivalents paid on unvested awards of restricted stock and RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid for 2009 PSUs for shares vested and earned in 2012. No dividend equivalents were paid on PSUs granted in 2012, 2011 or 2010.

(2)  Amounts in this column reflect (i) for Mr. Roberts, a credit paid for waiving medical plan coverage offered through the Parent and (ii) for Ms. Mangelsen and Ms. SeGuin, the values of employee anniversary awards under an employee-wide program.

Grants of Plan-Based Awards

The table below sets forth individual grants of awards made to each NEO during 2012.

Grants of Plan-Based Awards Table for Fiscal Year 2012

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	Options (#) (j)	Awards ($/Sh) (2) (k)	Awards ($) (2) (l)
John S. Roberts	3/08/2012 3/08/2012 —	— — 0	— — 520,000	— — 1,040,000	— 6,234 —	— 12,467 —	— 18,701 —	12,467 — —	— — —	41.71 41.68 —	519,999 519,625 —
Valerie Seasholtz	3/08/2012 3/08/2012 —	— — 0	— — 98,175	— — 196,350	— 505 —	— 1,009 —	— 1,514 —	1,009 — —	— — —	41.71 41.68 —	42,085 42,055 —
Tamrha V. Mangelsen	3/08/2012 3/08/2012 —	— — 0	— — 22,725	— — 45,450	— 90 —	— 180 —	— 270 —	180 — —	— — —	41.71 41.68 —	7,508 7,502 —
Paula M SeGuin	3/08/2012 3/08/2012 —	— — 0	— — 23,671	— — 47,342	— 104 —	— 207 —	— 311 —	207 — —	— — —	41.71 41.68 —	8,634 8,628 —

(1)  The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2012 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

(2)  The base price of 2012 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date.

  The base price of 2012 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 16, Stock Based Compensation — Performance Share Units, of the Company's 2012 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Incentive Awards

Annual incentive awards for Mr. Roberts are paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan ("ESTIP"), a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. In 2012, the Parent Compensation Committee exercised negative discretion to reduce Mr. Roberts' award by applying the performance goals described in the CD&A under the heading " — Annual Incentive Compensation " above. The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals.

Annual incentive payments for Ms. Seasholtz, Ms. Mangelsen and Ms. SeGuin were paid pursuant to the annual incentive program applicable to the Parent or Assurant Solutions, as applicable. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A — Annual Incentive Compensation."

Long Term Equity Incentive Awards

The Parent's outstanding equity-based awards have been granted under two long-term incentive compensation plans, the ALTEIP and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. The RSUs typically vest in

Union Security Life Insurance Company of New York

three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also typically vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

Union Security Life Insurance Company of New York

Outstanding Equity Awards at Fiscal Year End

The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2012.

Outstanding Equity Awards Table for Fiscal Year 2012

	Option Awards (1)					Stock Awards (1)
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (2) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (2) ($) (e)	Option Expiration Date (2) (#) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3) ($) (j)
John S. Roberts	Converted SARs(2) 7,909 All Other SARs 20,050			31.30 60.65	01/01/2014 03/13/2013	4,422(4) 7,947(6) 12,467(8)	153,443 275,761 432,605	19,899(5) 11,920(7) 12,467(9)	690,495 413,624 432,605
Valerie Seasholtz	Converted SARs(2) 3,000 All Other SARs 3,500			26.56 60.65	01/01/2014 03/13/2013	1,009(8)	35,012	1,179(5) 693(7) 1,009(9)	40,911 24,047 35,012
Tamrha V. Mangelsen	Converted SARs(2) — All Other SARs —	— —	— —	— —	— —	73(4) 128(6) 180(8)	2,533 4,442 6,246	327(5) 192(7) 180(9)	11,347 6,662 6,246
Paula M. SeGuin	Converted SARs(2) — All Other SARs —	— —	— —	— —	— —	84(4) 148(6) 207(8)	2,915 5,136 7,183	377(5) 221(7) 207(9)	13,065 7,669 7,183

(1)  These columns represent awards under the ALTEIP, ALTIP and their predecessor plans. Awards are either SARs, PSUs or RSUs.

(2)  Until June 29, 2005, the Company maintained the Assurant Appreciation Incentive Rights Plan ("AAIR Plan"), which provided for the issuance of Company and operating segment-level cash settled appreciation rights ("AAIR Plan rights"). In 2005, the Company decided to no longer issue operating segment rights or cash settled appreciation rights. The ALTIP was adopted to provide for the payment of appreciation to participants in the form of our Common Stock. As a result of the adoption of the ALTIP, the AAIR Plan rights were converted into SARs on June 30, 2005. The intrinsic value of the converted SARs did not change from that of the AAIR Plan rights. "Converted SARs" refers to the AAIR Plan rights (granted over several years prior to our initial public offering) that were converted to SARs on June 30, 2005. In delivering equivalent intrinsic value to the converted SARs, differing base prices may have resulted. Therefore, certain converted SARs with the same expiration date may have differing base prices in the table above.

(3)  Value was determined using the December 31, 2012 closing price of our Common Stock of $34.70.

(4)  This RSU award was granted on March 11, 2010 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(5)  This PSU award was granted on March 11, 2010 and vested on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets for the 2010-2012 performance period. As required under the applicable SEC rules, the values in columns (i) and (j) are reported at maximum levels based on the Company's ranked average performance for 2010 and 2011 relative to the applicable index (which fell between the target and maximum levels) for those years, as the Company's performance for 2012 relative to the applicable index was not determinable as of the date of filing of this proxy statement. As described in "CD&A — Long-Term Equity Incentive Compensation — PSUs " on page 6 above, payouts for PSU awards can range from no payout (for performance that falls below the 25th percentile of the relative index) to 150% maximum payout (for performance at or above the 75th percentile of the relative index). The ultimate payout under this PSU award is based on a final determination of performance during the full 2010-2012 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(6)  This RSU award was granted on March 10, 2011 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(7)  This PSU award was granted on March 10, 2011 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are reported at target levels, as the Company's ranked average performance for 2011 and 2012 relative to the applicable index was estimated not to exceed the applicable performance targets.

(8)  This RSU award was granted on March 8, 2012 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(9)  This PSU award was granted on March 8, 2012 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are reported at target levels, as the Company's ranked average performance for 2012 relative to the applicable index was not determinable as of the date of filing of this registration statement.

Union Security Life Insurance Company of New York

Option Exercises and Stock Vested in Last Fiscal Year

The following table provides information regarding all of the SARs that were exercised by the NEOs during 2012, and all RSUs and shares of restricted stock held by the NEOs that vested during 2012 on an aggregated basis.

Option Exercises and Stock Vested Table for Fiscal Year 2012

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (1) (e)
John S. Roberts	—	—	4,422 3,973 6,170 20,360(3)	184,088 165,396 257,474 764,925
Valerie Seasholtz	—	—	231 462(2) 1,386(3)	9,617 18,970(2) 52,072
Tamrha V. Mangelsen	—	—	73 64 116 383(3)	3,039 2,664 4,841 14,389
Paula M. SeGuin	—	—	84 73 134 440(3)	3,497 3,039 5,592 16,531

(1)  The value realized on exercise and/or vesting was determined using the closing price of Assurant, Inc. Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

(2)  These amounts represent the value of outstanding RSU awards granted to Ms. Seasholtz in 2011 that, in accordance with the terms of the applicable award agreements, became fully vested in 2012 (the year following the year of grant) because she is eligible for retirement. Payouts in respect of these awards will continue in accordance with the standard three-year vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with IRC Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of the Company's Common Stock and may differ from the amount set forth above.

(3)  These amounts represent the value of PSU awards granted in 2009 that, in accordance with the terms of the applicable award agreements, became fully vested in 2012. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 110% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the-fair market value of the Company's Common Stock on the date the Assurant Compensation Committee approves the performance ranking, which was May 10, 2012.

Pension Benefits

The Company maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans: the SERP and the Executive Pension Plan. In addition, the Company maintains the Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

Union Security Life Insurance Company of New York

The table below describes each plan that provides for pension payments to the NEOs.

Pension Benefits Table for Fiscal Year 2012

Name (a)	Plan Name (b)	Number of Years of Credited Service (1) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
John S. Roberts	Pension Plan Executive Pension Plan SERP	4 4 5.5	29,550 85,282 1,359,297
Valerie Seasholtz	Pension Plan	36.5	1,832,534
Tammy Mangelsen	Pension Plan	15	101,070
Paula SeGuin	Pension Plan	19	110,992

(1)  None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

Narrative to the Pension Benefits Table

The following is a description of the plans and information reported in the Pension Benefits Table.

The Pension Plan

Eligible employees may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC") Section 401(a)(17) (which was $250,000 for 2012). Each active plan participant on December 31, 2000 was given the choice of continuing to have his or her benefits calculated under the applicable prior plan formula or to have his or her benefits determined under the current pension formula. Benefits for employees joining (or rejoining) the plan after December 31, 2000 are determined under the current pension formula. All the NEOs are covered under the current plan formula.

Under the current plan formula, the lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings, but is not less than the present value of accrued benefits under the prior plan formula. Final average earnings (for both the current and prior plan formula) is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years over 30	12%

Under the current plan formula, the present value of accumulated benefits at December 31, 2012 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2012, but is not less than the present value of accrued benefits under the prior plan formula.

The prior plan formula is calculated by taking (a) 0.9% multiplied by final average earnings up to Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (b) 1.3% multiplied by final average earnings in excess of Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (c) 1.3% multiplied by final average earnings multiplied by years of credited service in excess of 35. Under the prior plan formula, the present value of accumulated benefits at December 31, 2012 is determined based on the accrued plan benefit at that date and assumes the following: (1) the executives will retire from Assurant at age 65, (2) 35% of executives will receive their payments in the form of a life annuity and 65% of executives will receive their payments in the form of a 50% joint & survivor annuity, and (3) the present value of annuity benefits is based on an interest rate assumption of 4.12% and the RP 2000 generational mortality table (which is the mortality table assumption from the plan's most recent financial statement disclosure).

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. A participant covered under the prior plan formula generally can commence his or her benefit at age 55, provided that he or she has accrued ten years of credited service, or elect to commence benefits at age 65. Participants covered under the current plan formula

Union Security Life Insurance Company of New York

may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits under the current plan formula after three years of vesting service. If the participant elected to participate in the prior plan formula, the benefits will become vested after five years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

The Assurant Executive Pension Plan

Eligible employees may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $250,000 for 2012). For participants who are covered under the prior plan formula, eligible compensation was capped for 2012 at $400,000 and this cap is adjusted annually for inflation. Eligible compensation for participants covered under the current plan formula is not capped. With respect to the plan formula to determine benefits, the elections made under the Assurant Pension Plan on December 31, 2000 also apply to the Assurant Executive Pension Plan. All the NEOs are covered under the current plan formula.

A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered under each of these formulas begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service if the participant has elected to participate in the current plan formula, and after five years of service if the participant has elected to participate in the prior plan formula. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above, except that benefits calculated under the prior plan formula are paid as a lump sum rather than an annuity. For current plan formula participants, the present value of accumulated benefits at December 31, 2012 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2012 offset by the Assurant Pension Plan benefits. For prior plan benefits, the present value of accumulated benefits at December 31, 2012 is based on the benefit produced under the prior plan formula converted to a lump sum payment (5) at the plan's normal retirement age of 65.

The Assurant SERP

To participate in the Assurant SERP, an executive is nominated by the Parent and approved by the Parent Compensation Committee. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60 or 62, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.

For benefits earned and vested as of December 31, 2004, the participant may commence his or her vested SERP benefit at any time following termination and the default form of payment under the Assurant SERP is a single lump sum payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity (but a participant may elect a different form of benefit). For benefits earned or vested after December 31, 2004, the only form of payment available under the Assurant SERP is a single lump payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity.

(5)  The lump sum conversion basis at retirement consists of the greater of an interest rate of 5.00% and the 1994 Group Annuity Mortality Table and a blend of segmented high-quality corporate bond rates using the mortality required by IRC Section 417(e), as updated by the Pension Protection Act of 2006 (the "PPA"). Accordingly, the lump sum values shown are based on an interest rate of 1.00%. for year 0-5, 3.57% for years 5-20 and 4.77% for years 20+. The present value of the lump sum payment is determined using a pre-retirement interest rate of 3.71%.

Union Security Life Insurance Company of New York

Mr. Roberts is 54% vested in his SERP benefit and has not attained normal retirement age as of December 31, 2012; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

The present value of the accumulated benefits at December 31, 2012 was determined based on the December 31, 2012 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2012. The present value of the accumulated benefits at December 31, 2012 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and (3) the present value of single lump sum benefits is determined using an interest rate of 3.71% to the retirement date and a lump sum conversion factor (6) at retirement.

Number of Years of Credited Service

The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax-qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a non-qualified defined contribution plan. Ms. Seasholtz, Ms. SeGuin, and Ms. Mangelsen do not participate in any of these plans.

Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2012

Name (a)	Plan	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY (1), (2) ($) (c)	Aggregate Earnings in Last FY (1) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at last FYE (1) ($) (f)
John S. Roberts	ADC Plan	—	—	—	—	—
	AIP	—	—	—	—	—
	Executive 401(k) Plan	—	42,720	45,262	—	393,310
	TOTAL	—	42,720	45,262	—	393,310

(1)  The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $42,720 of Company contributions to the Executive 401(k).

  The NEOs' Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, ASIC Plan and AIP, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2012. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2012. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

  For the AIP Plan, no contributions could have been made during the fiscal year 2012 because both plans have been frozen since December 2004.

  For the Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the "All Other Compensation" column of the Summary Compensation Table for the 2010, 2011 and 2012 fiscal years, as applicable: for Mr. Roberts, $29,330 for 2010; and $59,255 for 2011; and $42,720 for 2012.

(6)  The lump sum values shown for Mr. Roberts is based on December monthly bond segment rates of 1.00% for years 0-5, 3.57% for year 5-20 and 4.77% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

Union Security Life Insurance Company of New York

(2)  The Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).

(3)  The Company does not currently make any contributions to the ADC Plan.

(4)  Because the AIP Plan has been frozen since December 2004, no contributions could have been made during fiscal year 2012. The Executive 401(k) Plan does not provide for participant contributions.

Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

The ADC Plan

Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.

The AIP

Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.

The Executive 401(k) Plan

Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 7% of eligible compensation in excess of the IRC limit (which was $250,000 for 2012). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 4 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2009. The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. Mr. Roberts are currently 100% vested in his Executive 401(k) Plan benefit.

Union Security Life Insurance Company of New York

Potential Payments Upon Termination or Change of Control

The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2012.

Potential Payments Upon Termination or Change of Control Table

Name	Payout if Terminates Voluntarily 12/31/12 Not Retirement (1) (a)	Payout if Terminates Voluntarily 12/31/12 Retirement (1) (b)	Payout if Terminated Involuntarily 12/31/12 (2) (c)	Payout if Terminated Upon Change of Control 12/31/12 (3) (d)	Payout if Terminated Upon Death 12/31/12 (e)	Payout if Terminated Upon Disability 12/31/12 (f)
John S. Roberts
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$1,170,605	—	$1,170,605	$1,170,605
Executive Pension Plan (5)	$85,282	—	$85,282	—	$85,282	$85,282
SERP (6)	$694,798	—	$694,798	—	$1,286,653	$1,286,653
Executive 401(k) Plan (7)	$393,310	—	$393,310	—	$393,310	$393,310
Severance (8)	—	—	—	—	—	—
TOTAL	$1,173,390	—	$2,343,995	—	$2,935,850	$2,935,850
Valerie Seasholtz
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	$76,444	$76,444	—	$74,154	$74,154
Executive Pension Plan (5)	—	—	—	—	—	—
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	—	—	—	—	—	—
Severance (8)	—	—	—	—	—	—
TOTAL	—	$76,444	$76,444	—	$74,154	$74,154
Tamrha V. Mangelsen
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$18,634	—	$18,634	$18,634
Executive Pension Plan (5)	—	—	—	—	—	—
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	—	—	—	—	—	—
Severance (8)	—	—	—	—	—	—
TOTAL	—	—	$18,634	—	$18,634	$18,634
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards (4)	—	—	$21,514	—	$21,514	$21,514
Executive Pension Plan (5)	—	—	—	—	—	—
SERP (6)	—	—	—	—	—	—
Executive 401(k) Plan (7)	—	—	—	—	—	—
Severance (8)	—	—	—	—	—	—
TOTAL	—	—	$21,514	—	$21,514	$21,514

(1)  As of December 31, 2012, Ms. Seasholtz met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, if Ms. Seasholtz were to terminate voluntarily, it would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" would not apply. Since none of the other NEOs qualify for retirement, the column entitled "Payout if Terminated Voluntarily (Retirement)" does not apply to them.

(2)  The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

(3)  A sale of Union Security would not trigger any payments for the NEOs under their respective Change of Control Employment Agreements.

(4)  These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2012 based on the closing stock price of $34.70. These amounts also reflect pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

(5)  Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

(6)  SERP payments are all shown as the present value of the retirement benefit.

(7)  This amount includes the Company's contribution to the Executive 401(k) Plan made in 2012.

(8)  Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.

Union Security Life Insurance Company of New York

Narrative to the Potential Payments Upon Termination or Change of Control Table

The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "Narrative to the Pension Benefits Table". The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table". Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table".

Ms. Mangelsen and Ms. SeGuin would have only received payments in the event of involuntary termination not for cause or due to death or disability on December 31, 2012. In each case, Ms. Mangelsen would have received $18,634 and Ms. SeGuin would have received $21,514 in RSUs and PSUs on a pro-rate basis (subject, in the case of PSUs, to the level of performance achieved). Additionally, under an annual incentive program policy, each of Ms. Mangelsen and Ms. SeGuin would have also received an annual incentive award on March 15, 2013 based on full-year 2012 results in the case of involuntarily termination not for cause or due to death. For more information, including the amount of their annual incentive awards, please see the CD&A.

Treatment of Annual Incentive Awards

Under the ESTIP (which applied to Mr. Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent Company's net income as defined under the ESTIP), based on the amount of the Parent Company's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent Company, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.

Accelerated and Pro-rated Vesting of Equity Awards

Upon a termination due to death or disability, SARs, restricted stock, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Pro-rata vesting upon retirement is discretionary for restricted stock and SAR awards. RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. Unvested SARs and restricted stock are forfeited in the event of a voluntary or involuntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.

The SERP

Mr. Roberts is 54% vested in his SERP benefit and has not attained normal retirement age as of December 31, 2012; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.

If there is a change of control with respect to the Parent Company or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.

Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Mr. Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.

Union Security Life Insurance Company of New York

The Executive 401(k) Plan

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

Change of Control Agreements

Assurant, Inc. is a party to a COC Agreement with Mr. Roberts. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to three times the sum of the executive's annual base salary plus target STIP or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.

Termination in Anticipation of a Change of Control. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.

Funding of Severance Payment Obligations. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.

Definition of "Change of Control". For purposes of the agreements, change of control is defined to mean:

•  a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;

•  an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);

•  consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;

•  stockholder approval of a complete liquidation or dissolution of Assurant; or

•  for the NEOs who are officers of an operating division of Assurant only (Mr. Roberts), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.

  A sale or other disposition of the Company would not trigger the COC agreement of Mr. Roberts.

Non-Competition and Non-Solicitation. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.

Union Security Life Insurance Company of New York

Amounts Previously Earned and Payable Regardless of Termination or Change of Control

The amounts reflected in the Potential Payments Upon Termination or Change of Control Table show payments that the NEOs could only receive in the event of termination or change of control. The amounts reflected below were earned in previous years and were already available to the NEOs through withdrawal or exercise regardless of termination or change of control. These amounts include vested and unexercised SARs and deferred compensation balances held in the AIP and/or ADC Plan. The vested and unexercised SARs amounts below assume a vesting date of December 31, 2012, an exercise date of December 31, 2012 and a base price of $34.70.

The following amounts would have been available on December 31, 2012 for withdrawal or exercise by the NEOs regardless of termination or change of control: for Mr. Roberts, $26,890 in vested and unexercised SARs; and for Ms. Seasholtz, $24,421 in vested and unexercised SARs.

Director Compensation

The following table sets forth the cash and other compensation earned by (or accrued to) the members of the Board of Directors of USLICONY for all services in all capacities during the fiscal year ended December 30, 2012.

Director Compensation Table for Fiscal Year 2012

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (1) (h)
Esther Nelson	4,000	—	—	—	—	—	4,000
Terry J. Kryshak	4,000	—	—	—	—	—	4,000
H. Carroll Mackin	4,000	—	—	—	—	—	4,000

(1)  The amounts reported in this column reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 30, 2012.

Narrative to the Director Compensation Table

The table above reflects payments made to independent outside directors of the Company. Mr. Roberts, Ms. Hall, Ms. Seasholtz and Ms. SeGuin, who were employees of Assurant during 2012 and served as directors of the Company during 2012, received no additional compensation for their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Section 1202 of the New York Insurance Law requires the Company to establish a Compensation Committee of its Board of Directors whose function is to evaluate the performance of officers deemed to be principal officers of the Company and to recommend the selection and compensation of such principal officers. The Company's Nominating, Audit and Compensation Committee (the "Committee") serves this function and is comprised of Messrs. Kryshak and Mackin and Ms. Nelson. The Committee evaluates the performance and recommends the selection and compensation of the Company's Chief Administrative Officer (principal officer), Ms. SeGuin.

Compensation decisions regarding the other executive officers of the Company are made either by the Compensation Committee of the Assurant, Inc. Board of Directors, by members of the Assurant, Inc. Management Committee, or by one or more members of senior management of Assurant, Inc. or the respective division of Assurant where such executive officer is located.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served on the Committee or as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Committee.

No member of the Committee had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS

Union Security Life Insurance Company of New York is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

Union Security Life Insurance Company of New York

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information concerning the beneficial ownership of Common Stock as of December 31, 2012 by Union Security Life Insurance Company of New York's parent company, Assurant, Inc.'s Chief Executive Officer, Chief Financial Officer, and each of Assurant, Inc.'s other three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2012, Assurant, Inc. had 78,664,032 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially (1)	Percentage of Class
John S. Roberts	45,873	*
Tamrha V. Mangelsen	1,881	*
Paula Seguin	1,083	*
Valerie Seasholtz	11,705	*
Terry J. Kryshak	6,692	*
Melissa J. T. Hall	10,600	*
H. Carroll Mackin	23,747	*
Esther L. Nelson	0	*
All directors and executive officers as a group (8 persons)	101,561	*

*  Less than one percent of class.

(1)  (a)  Includes: for Ms. Mangelsen, 1,179 shares of Common Stock, and for all directors and executive officers as a group, 1,179 shares of Common Stock held through the Assurant 401(k) Plan as of December 31, 2012.

  (b)  Includes: 899 shares of Common Stock subject to a five-year holding period commencing on the applicable grant date awarded to Mr. Mackin under the Directors Compensation Plan. The directors as a group hold a total of 899 shares of Common Stock subject to a five-year holding period commencing on the applicable grant date.

  (c)  Includes restricted stock units ("RSUs") that that will vest and/or become payable on or within 60 days of December 31, 2012 in exchange for the following amounts of Common Stock as of December 31, 2012, for Ms. Seasholtz, 1,733 shares, all of which were issued upon her retirement. RSUs that will vest on or within 60 days of December 31, 2012 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 1,733 shares.

  (d)  Includes vested and unexercised stock appreciation rights ("SARs") that could have been exercised on or within 60 days of December 31, 2012 in exchange for the following amounts of Common Stock as of December 31, 2012: for Mr. Roberts, 775 shares; for Ms. Seasholtz, 704 shares; for Mr. Kryshak, 2,092 shares and for Mr. Mackin, 583 shares. Vested and unexercised SARs that could have been exercised on or within 60 days of December 31, 2012 in exchange for amounts of Common Stock, for all directors and executive officers as a group, totaled 4,154 shares.

(N) TRANSACTIONS WITH RELATED PERSONS

The Company is a wholly-owned subsidiary of the Parent and therefore received various ordinary course services from the Parent during 2012. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The fees paid by the Company to the Parent for these services during 2012 totaled approximately $9,132,000. Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

Review, Approval or Ratification of Transactions with Related Persons

The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Parent's outstanding common stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Policy:

•  Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the

Union Security Life Insurance Company of New York

Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

•  If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

Procedures:

•  Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.

•  If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.

•  The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.

•  No director will participate in any discussion or approval of a transaction in which he or she is a related person.

Director Independence

We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a New York domiciled insurance company, we are subject to certain independence requirements under Section 1202 of the New York Insurance Law ("Section 1202"). Under Section 1202, our Board is required to have at least seven directors. Additionally one-third of the total directors must not be officers or employees of the Company or any entity controlling or under common control with the Company. The Company currently has seven directors. Three directors (Messrs. Kryshek and Mackin and Ms. Nelson) are not officers or employees of the Company, the Parent or any affiliates, and therefore meet the independence requirements under Section 1202.

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
at December 31, 2012
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$540	$797	$797
States, municipalities and political subdivisions	26,527	30,181	30,181
Foreign governments	255	403	403
Commercial mortgage-backed	1,343	1,454	1,454
Residential mortgage-backed	7,888	8,810	8,810
Corporate	70,176	80,469	80,469
Total fixed maturity securities	106,729	122,114	122,114
Equity securities:
Non-redeemable preferred stocks	6,144	6,908	6,908
Commercial mortgage loans on real estate, at amortized cost	27,195	30,443	27,195
Policy loans	208	208	208
Short-term investments	2,126	2,126	2,126
Other investments	482	482	482
Total investments	$142,884	$162,281	$159,033

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the years ended December 31, 2012, 2011 & 2010
Schedule III — Supplementary Insurance Information

	Deferred acquisition cost	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenue and other considerations	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2012	$214	$136,447	$3,256	$116,068	$30,077	$7,561	$19,617	$477	$11,977
2011	$229	$125,894	$3,855	$128,430	$35,543	$8,249	$32,214	$328	$10,618
2010	$160	$114,393	$5,539	$124,115	$38,641	$7,891	$20,445	$435	$14,147

*  Includes underwriting, general and administrative expenses and goodwill impairment.

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,527,165	$0	$157,762	$1,369,403	0.0%
Premiums:
Life insurance	$5,908	$0	$961	$4,947	0.0%
Accident and health insurance	28,874	6,807	10,551	25,130	27.1%
Total earned premiums	$34,782	$6,807	$11,512	$30,077	22.6%
Benefits:
Life insurance	$4,217	$0	$1,653	$2,564	0.0%
Accident and health insurance	31,186	4,879	19,012	17,053	28.6%
Total policyholder benefits	$35,403	$4,879	$20,665	$19,617	24.9%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2011
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,704,427	$0	$170,494	$1,533,933	0.0%
Premiums:
Life insurance	$7,094	$0	$1,337	$5,757	0.0%
Accident and health insurance	31,678	9,355	11,247	29,786	31.4%
Total earned premiums	$38,772	$9,355	$12,584	$35,543	26.3%
Benefits:
Life insurance	$8,621	$0	$2,909	$5,712	0.0%
Accident and health insurance	39,539	9,620	22,657	26,502	36.3%
Total policyholder benefits	$48,160	$9,620	$25,566	$32,214	29.9%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
for the year ended December 31, 2010
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,975,303	$0	$232,377	$1,742,926	0.0%
Premiums:
Life insurance	$9,979	$0	$3,195	$6,784	0.0%
Accident and health insurance	35,072	8,727	11,942	31,857	27.4%
Total earned premiums	$45,051	$8,727	$15,137	$38,641	22.6%
Benefits:
Life insurance	$6,182	$0	$3,868	$2,314	0.0%
Accident and health insurance	67,591	6,928	56,388	18,131	38.2%
Total policyholder benefits	$73,773	$6,928	$60,256	$20,445	33.9%

Union Security Life Insurance Company of New York

Union Security Life Insurance Company of New York
as of December 31, 2012, 2011 and 2010
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2012:
Valuation allowance for mortgage loans on real estate	$512	$0	$0	$0	$512
Total	$512	$0	$0	$0	$512
2011:
Valuation allowance for deferred tax assets	$160	$(160)	$0	$0	$0
Valuation allowance for mortgage loans on real estate	502	10	0	0	512
Total	$662	$(150)	$0	$0	$512
2010:
Valuation allowance for deferred tax assets	$145	$15	$0	$0	$160
Valuation allowance for mortgage loans on real estate	355	147	0	0	502
Total	$500	$162	$0	$0	$662

Union Security Life Insurance Company of New York

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Union Security Life Insurance Company of New York

Appendix I — Sample Market Value Adjustment Calculations

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

[(1 + I)/(1 + J + .0025)]N/12 — 1

where,

•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .07 + .0025)]60/12 — 1]
	=	$354.57

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,354.57

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 — 1]
	=	–$559.14

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,440.86

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .0025)]60/12 — 1]
	=	0

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000

Union Security Life Insurance Company of New York

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred:		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment	=	$10,000 x [[(1 + .08)/(1 + .08 + .0025)]60/12 — 1]
	=	–$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

*  Assumed for illustrative purposes only.

Union Security Life Insurance Company of New York

Appendix II — Investments by Union Security

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

•  federal, state and municipal obligations,

•  preferred and common stocks,

•  corporate bonds,

•  real estate mortgages and mortgage backed securities,

•  real estate, and

•  certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

To obtain a Statement of Additional Information, please complete the form below and mail to:

Union Security Life Insurance Company of New York
c/o Hartford Life Insurance Company

Hartford Life Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a Statement of Additional Information for Masters Variable Annuity to me at the following address:

Name

Address

City/State  Zip Code

Part B

Statement of Additional Information
Union Security Life Insurance Company of New York

Separate Account A

Masters Variable Annuity

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Life Insurance Company of New York c/o HLA, P. O. Box 14293, Lexington, KY 40512-4293

Date of Prospectus: May 1, 2013
Date of Statement of Additional Information: May 1, 2013

Table of Contents

General Information	2
Safekeeping of Assets	2
Experts	2
Independent Registered Public Accounting Firm	2
Non-Participating	2
Misstatement of Age or Sex	2
Principal Underwriter	2
Performance Related Information	2
Total Return for all Sub-Accounts	2
Yield for Sub-Accounts	3
Money Market Sub-Accounts	3
Additional Materials	3
Performance Comparisons	3
Financial Statements	SA-1

Union Security Life Insurance Company of New York

General Information

Safekeeping of Assets

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Hartford Securities Distribution, Inc. ("HSD") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Experts

The statements of assets and liabilities of Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2013, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Registered Public Accounting Firm

The financial statements of Union Security Life Insurance Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Principal Underwriter

HSD serves as principal underwriter for the contracts and offers the contracts on a continuous basis. Its principal business office is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is a wholly owned subsidiary of Hartford Financial Services, LLC., which is an indirect subsidiary of Hartford Life, Inc. (the "Parent"). Hartford Life, Inc. is ultimately owned by The Hartford Financial Services Group, Inc. ("The Hartford"). HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

On November 19, 2012, Union Security began paying HSD underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. The aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter for 2012: $20,902.

Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Woodbury in its role as principal underwriter has been: 2012: $231,061; 2011: $258,635 and 2010: $232,455.

Performance Related Information

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period

2

Union Security Life Insurance Company of New York

to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

Report of Independent Registered Public Accounting Firm

The Contract Owners of
Separate Account A of Union Security Life Insurance Company of New York and the
Board of Directors of Hartford Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise Separate Account A of Union Security Life Insurance Company of New York (the "Account") as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2012, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 28, 2013

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2012

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	Alliance- Bernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account	Alliance- Bernstein VPS Large Cap Growth Portfolio Sub-Account
Assets:
Investments:
Number of shares	15,091	1,904	1,799	1,198	1,238
Cost	$94,649	$17,324	$45,882	$30,083	$33,372
Market value	$107,596	$27,684	$30,812	$36,110	$38,580
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	4	1	—	—	—
Other assets	—	—	—	—	—
Total assets	107,600	27,685	30,812	36,110	38,580
Liabilities:
Due to Sponsor Company	4	1	—	—	—
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	4	1	—	—	—
Net assets:
For contract liabilities	$107,596	$27,684	$30,812	$36,110	$38,580
Deferred contracts in the accumulation period:
Units owned by participants #	4,406	1,163	3,808	1,677	1,547
Minimum unit fair value # *	$24.422275	$23.796089	$8.091251	$21.533987	$24.931966
Maximum unit fair value # *	$24.422275	$23.796089	$8.091251	$21.533987	$24.931966
Contract liability	$107,596	$27,684	$30,812	$36,110	$38,580
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Federated Capital Appreciation Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account
Assets:
Investments:
Number of shares	2,092	10,331	47	382	3,263
Cost	$12,359	$117,403	$330	$3,454	$26,551
Market value	$13,075	$119,320	$340	$3,649	$20,554
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	1	—	—	—
Other assets	—	—	—	—	—
Total assets	13,075	119,321	340	3,649	20,554
Liabilities:
Due to Sponsor Company	—	1	—	—	—
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	1	1	—
Total liabilities	—	1	1	1	—
Net assets:
For contract liabilities	$13,075	$119,320	$339	$3,648	$20,554
Deferred contracts in the accumulation period:
Units owned by participants #	1,123	5,715	12	180	967
Minimum unit fair value # *	$11.640197	$20.878191	$28.394478	$20.283237	$21.266199
Maximum unit fair value # *	$11.640197	$20.878191	$28.394478	$20.283237	$21.266199
Contract liability	$13,075	$119,320	$339	$3,648	$20,554
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2012 — (continued)

	Hartford Balanced HLS Fund Sub-Account (1)	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account
Assets:
Investments:
Number of shares	13,243	24,871	910	833	12,227
Cost	$294,243	$290,731	$41,501	$16,770	$173,815
Market value	$278,507	$298,301	$39,482	$17,867	$201,783
Due from Sponsor Company	263	327	—	—	—
Receivable from fund shares sold	—	—	4	2	64
Other assets	—	—	—	—	—
Total assets	278,770	298,628	39,486	17,869	201,847
Liabilities:
Due to Sponsor Company	—	—	4	2	64
Payable for fund shares purchased	263	327	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	263	327	4	2	64
Net assets:
For contract liabilities	$278,507	$298,301	$39,482	$17,867	$201,783
Deferred contracts in the accumulation period:
Units owned by participants #	59,741	84,591	17,424	10,071	7,706
Minimum unit fair value # *	$4.632810	$3.526381	$2.265966	$1.774001	$26.186197
Maximum unit fair value # *	$4.632810	$3.526381	$2.265966	$1.774001	$26.186197
Contract liability	$276,769	$298,301	$39,482	$17,867	$201,783
Contracts in payout (annuitization) period:
Units owned by participants #	375	—	—	—	—
Minimum unit fair value # *	$4.632810	$—	$—	$—	$—
Maximum unit fair value # *	$4.632810	$—	$—	$—	$—
Contract liability	$1,738	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

The accompanying notes are an integral part of these financial statements.

	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account
Assets:
Investments:
Number of shares	39,823	42,464	20,022	24,967	26,365
Cost	$432,677	$880,776	$185,861	$748,079	$232,962
Market value	$543,311	$1,269,567	$181,948	$741,308	$332,981
Due from Sponsor Company	516	—	—	—	—
Receivable from fund shares sold	—	1,371	9	35	54
Other assets	—	1	—	—	—
Total assets	543,827	1,270,939	181,957	741,343	333,035
Liabilities:
Due to Sponsor Company	—	1,371	9	35	54
Payable for fund shares purchased	516	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	516	1,371	9	35	54
Net assets:
For contract liabilities	$543,311	$1,269,568	$181,948	$741,308	$332,981
Deferred contracts in the accumulation period:
Units owned by participants #	19,123	159,818	7,824	33,355	141,199
Minimum unit fair value # *	$27.696332	$7.861563	$22.806147	$21.999101	$2.339812
Maximum unit fair value # *	$27.696332	$7.861563	$22.806147	$22.037838	$2.339812
Contract liability	$529,645	$1,256,422	$178,425	$734,876	$330,378
Contracts in payout (annuitization) period:
Units owned by participants #	493	1,672	154	292	1,113
Minimum unit fair value # *	$27.696332	$7.861563	$22.806147	$22.037838	$2.339812
Maximum unit fair value # *	$27.696332	$7.861563	$22.806147	$22.037838	$2.339812
Contract liability	$13,666	$13,146	$3,523	$6,432	$2,603

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2012 — (continued)

	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account
Assets:
Investments:
Number of shares	16,063	20,165	242,349	11,334	209
Cost	$162,732	$175,732	$242,349	$171,227	$7,461
Market value	$142,969	$235,003	$242,349	$288,372	$9,354
Due from Sponsor Company	27	—	2	—	57
Receivable from fund shares sold	—	80	7	75	—
Other assets	—	—	2	—	—
Total assets	142,996	235,083	242,360	288,447	9,411
Liabilities:
Due to Sponsor Company	—	80	7	75	—
Payable for fund shares purchased	27	—	2	—	57
Other liabilities	—	—	2	—	—
Total liabilities	27	80	11	75	57
Net assets:
For contract liabilities	$142,969	$235,003	$242,349	$288,372	$9,354
Deferred contracts in the accumulation period:
Units owned by participants #	8,132	17,183	66,659	7,847	5,731
Minimum unit fair value # *	$17.579909	$13.676167	$1.751975	$36.751247	$1.632066
Maximum unit fair value # *	$17.579909	$13.676167	$9.962403	$36.751247	$1.632066
Contract liability	$142,969	$235,003	$242,349	$288,372	$9,354
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—
#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Hartford U.S. Government Securities HLS Fund Sub-Account	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account	Invesco V.I. Global Health Care Fund Sub-Account
Assets:
Investments:
Number of shares	18,113	22,352	1,481	3,547	6,676
Cost	$191,390	$225,580	$26,652	$72,064	$114,064
Market value	$194,806	$265,024	$31,025	$66,410	$140,203
Due from Sponsor Company	191	—	—	—	—
Receivable from fund shares sold	—	29	—	1	2
Other assets	—	—	—	—	—
Total assets	194,997	265,053	31,025	66,411	140,205
Liabilities:
Due to Sponsor Company	—	29	—	2	2
Payable for fund shares purchased	191	—	—	—	—
Other liabilities	—	—	26	49	—
Total liabilities	191	29	26	51	2
Net assets:
For contract liabilities	$194,806	$265,024	$30,999	$66,360	$140,203
Deferred contracts in the accumulation period:
Units owned by participants #	7,344	173,404	1,663	5,561	5,000
Minimum unit fair value # *	$26.526120	$1.473682	$18.645207	$11.932809	$28.038257
Maximum unit fair value # *	$26.526120	$1.473682	$18.645207	$11.932809	$28.038257
Contract liability	$194,806	$255,541	$30,999	$66,360	$140,203
Contracts in payout (annuitization) period:
Units owned by participants #	—	6,435	—	—	—
Minimum unit fair value # *	$—	$1.473682	$—	$—	$—
Maximum unit fair value # *	$—	$1.473682	$—	$—	$—
Contract liability	$—	$9,483	$—	$—	$—

Separate Account A

Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2012 — (concluded)

	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Fund Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account
Assets:
Investments:
Number of shares	2,200	687	2,679	4,434	1,185
Cost	$29,844	$17,935	$27,068	$49,852	$16,180
Market value	$37,121	$19,794	$28,099	$48,553	$13,750
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	1	1	2	1
Other assets	—	—	—	—	—
Total assets	37,121	19,795	28,100	48,555	13,751
Liabilities:
Due to Sponsor Company	—	1	1	2	1
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	—	1	1	2	1
Net assets:
For contract liabilities	$37,121	$19,794	$28,099	$48,553	$13,750
Deferred contracts in the accumulation period:
Units owned by participants #	2,336	749	1,250	3,081	686
Minimum unit fair value # *	$15.887776	$26.410655	$22.471608	$15.760906	$20.039247
Maximum unit fair value # *	$15.887776	$26.410655	$22.471608	$15.760906	$20.039247
Contract liability	$37,121	$19,794	$28,099	$48,553	$13,750
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account
Assets:
Investments:
Number of shares	470	1,636	313	467	4,012
Cost	$9,474	$36,210	$3,528	$9,468	$71,482
Market value	$9,817	$39,372	$3,736	$13,606	$100,954
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	—	1	—	—	1
Other assets	1	—	—	—	—
Total assets	9,818	39,373	3,736	13,606	100,955
Liabilities:
Due to Sponsor Company	—	1	—	—	1
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	—	1	—	—	1
Net assets:
For contract liabilities	$9,818	$39,372	$3,736	$13,606	$100,954
Deferred contracts in the accumulation period:
Units owned by participants #	756	1,683	160	392	2,923
Minimum unit fair value # *	$12.993582	$23.395846	$23.312272	$34.674040	$34.542066
Maximum unit fair value # *	$12.993582	$23.395846	$23.312272	$34.674040	$34.542066
Contract liability	$9,818	$39,372	$3,736	$13,606	$100,954
Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—
Minimum unit fair value # *	$—	$—	$—	$—	$—
Maximum unit fair value # *	$—	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations
For the Year Ended December 31, 2012

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account
Investment income:
Dividends	$2,167	$—	$496	$341
Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(468)	(140)	(133)	(155)
Total expenses	(468)	(140)	(133)	(155)
Net investment income (loss)	1,699	(140)	363	186
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	50	2,544	(1,016)	20
Net realized gain on distributions	—	1,738	—	—
Net unrealized appreciation (depreciation) of investments during the year	9,129	304	4,795	4,052
Net gain (loss) on investments	9,179	4,586	3,779	4,072
Net increase (decrease) in net assets resulting from operations	$10,878	$4,446	$4,142	$4,258

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Capital Appreciation Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account
Investment income:
Dividends	$10	$53	$76	$4,169
Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(329)	(100)	(62)	(520)
Total expenses	(329)	(100)	(62)	(520)
Net investment income (loss)	(319)	(47)	14	3,649
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	586	89	64
Net realized gain on distributions	—	—	779	—
Net unrealized appreciation (depreciation) of investments during the year	—	2,031	398	(867)
Net gain (loss) on investments	—	2,617	1,266	(803)
Net increase (decrease) in net assets resulting from operations	$(319)	$2,570	$1,280	$2,846

(1)  Effective April 27, 2012 AllianceBernstein VPS Money Market Portfolio was liquidated.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Year Ended December 31, 2012

	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account (2)
Investment income:
Dividends	$24	$101	$20	$8,198
Expenses:
Administrative charges	—	—	—	(277)
Mortality and expense risk charges	(1)	(15)	(87)	(3,464)
Total expenses	(1)	(15)	(87)	(3,741)
Net investment income (loss)	23	86	(67)	4,457
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	—	(48)	(1,192)
Net realized gain on distributions	—	203	—	—
Net unrealized appreciation (depreciation) of investments during the year	11	133	2,993	24,043
Net gain (loss) on investments	11	336	2,945	22,851
Net increase (decrease) in net assets resulting from operations	$34	$422	$2,878	$27,308

The accompanying notes are an integral part of these financial statements.

	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account
Investment income:
Dividends	$13,623	$605	$422	$1,141
Expenses:
Administrative charges	(331)	—	—	(203)
Mortality and expense risk charges	(4,136)	(1,122)	(421)	(2,542)
Total expenses	(4,467)	(1,122)	(421)	(2,745)
Net investment income (loss)	9,156	(517)	1	(1,604)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,666	(5,222)	782	2,404
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	8,937	17,362	2,349	38,113
Net gain (loss) on investments	10,603	12,140	3,131	40,517
Net increase (decrease) in net assets resulting from operations	$19,759	$11,623	$3,132	$38,913

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Year Ended December 31, 2012

	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account (3)	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Investment income:
Dividends	$8,457	$—	$—	$17,954
Expenses:
Administrative charges	(546)	—	(1,268)	(205)
Mortality and expense risk charges	(6,827)	(189)	(15,851)	(2,557)
Total expenses	(7,373)	(189)	(17,119)	(2,762)
Net investment income (loss)	1,084	(189)	(17,119)	15,192
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,434	1,889	39,424	(1,566)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	68,265	(92)	253,194	10,827
Net gain (loss) on investments	78,699	1,797	292,618	9,261
Net increase (decrease) in net assets resulting from operations	$79,783	$1,608	$275,499	$24,453

(3)  Not funded as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account
Investment income:
Dividends	$14,751	$6,254	$924	$2,709
Expenses:
Administrative charges	(638)	—	(159)	—
Mortality and expense risk charges	(8,451)	(4,478)	(1,994)	(3,080)
Total expenses	(9,089)	(4,478)	(2,153)	(3,080)
Net investment income (loss)	5,662	1,776	(1,229)	(371)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,274)	13,008	(6,598)	7,033
Net realized gain on distributions	—	—	20,874	—
Net unrealized appreciation (depreciation) of investments during the year	93,318	40,287	7,291	40,434
Net gain (loss) on investments	91,044	53,295	21,567	47,467
Net increase (decrease) in net assets resulting from operations	$96,706	$55,071	$20,338	$47,096

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (continued)
For the Year Ended December 31, 2012

	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account
Investment income:
Dividends	$—	$—	$197	$6,778
Expenses:
Administrative charges	(90)	(303)	—	(241)
Mortality and expense risk charges	(1,596)	(3,793)	(128)	(3,016)
Total expenses	(1,686)	(4,096)	(128)	(3,257)
Net investment income (loss)	(1,686)	(4,096)	69	3,521
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	19,966	245	1,540
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	28,035	816	700
Net gain (loss) on investments	—	48,001	1,061	2,240
Net increase (decrease) in net assets resulting from operations	$(1,686)	$43,905	$1,130	$5,761

The accompanying notes are an integral part of these financial statements.

	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account	Invesco V.I. Global Health Care Fund Sub-Account
Investment income:
Dividends	$5,985	$—	$514	$—
Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(3,870)	(171)	(302)	(577)
Total expenses	(3,870)	(171)	(302)	(577)
Net investment income (loss)	2,115	(171)	212	(577)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,780	918	(22)	86
Net realized gain on distributions	—	946	—	—
Net unrealized appreciation (depreciation) of investments during the year	30,719	3,735	(2,442)	23,737
Net gain (loss) on investments	38,499	5,599	(2,464)	23,823
Net increase (decrease) in net assets resulting from operations	$40,614	$5,428	$(2,252)	$23,246

Separate Account A

Union Security Life Insurance Company of New York
Statements of Operations — (concluded)
For the Year Ended December 31, 2012

	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Fund Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account	Neuberger Berman AMT Partners Portfolio Sub-Account
Investment income:
Dividends	$—	$—	$1,596	$1,447	$55
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(199)	(30)	(104)	(162)	(58)
Total expenses	(199)	(30)	(104)	(162)	(58)
Net investment income (loss)	(199)	(30)	1,492	1,285	(3)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,905	6	65	(4)	(20)
Net realized gain on distributions	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	2,563	645	802	(212)	1,929
Net gain (loss) on investments	4,468	651	867	(216)	1,909
Net increase (decrease) in net assets resulting from operations	$4,269	$621	$2,359	$1,069	$1,906

The accompanying notes are an integral part of these financial statements.

	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account
Investment income:
Dividends	$151	$—	$517	$141	$—
Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(43)	(176)	(57)	(85)	(428)
Total expenses	(43)	(176)	(57)	(85)	(428)
Net investment income (loss)	108	(176)	460	56	(428)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2	88	388	8,432	304
Net realized gain on distributions	319	—	326	2,105	—
Net unrealized appreciation (depreciation) of investments during the year	444	2,447	(707)	(8,850)	13,737
Net gain (loss) on investments	765	2,535	7	1,687	14,041
Net increase (decrease) in net assets resulting from operations	$873	$2,359	$467	$1,743	$13,613

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For The Year Ended December 31, 2012

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account
Operations:
Net investment income (loss)	$1,699	$(140)	$363	$186
Net realized gain (loss) on security transactions	50	2,544	(1,016)	20
Net realized gain on distributions	—	1,738	—	—
Net unrealized appreciation (depreciation) of investments during the year	9,129	304	4,795	4,052
Net increase (decrease) in net assets resulting from operations	10,878	4,446	4,142	4,258
Unit transactions:
Purchases	—	1,856	—	—
Net transfers	1,192	(6,293)	—	—
Surrenders for benefit payments and fees	(24)	(14)	(1,616)	(2)
Other transactions	—	3	(2)	1
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,168	(4,448)	(1,618)	(1)
Net increase (decrease) in net assets	12,046	(2)	2,524	4,257
Net assets:
Beginning of year	95,550	27,686	28,288	31,853
End of year	$107,596	$27,684	$30,812	$36,110

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account (1)	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Capital Appreciation Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account
Operations:
Net investment income (loss)	$(319)	$(47)	$14	$3,649
Net realized gain (loss) on security transactions	—	586	89	64
Net realized gain on distributions	—	—	779	—
Net unrealized appreciation (depreciation) of investments during the year	—	2,031	398	(867)
Net increase (decrease) in net assets resulting from operations	(319)	2,570	1,280	2,846
Unit transactions:
Purchases	—	495	—	—
Net transfers	(289,209)	20,736	—	10,010
Surrenders for benefit payments and fees	(84)	(2,274)	(1,895)	(3,927)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(289,293)	18,957	(1,895)	6,083
Net increase (decrease) in net assets	(289,612)	21,527	(615)	8,929
Net assets:
Beginning of year	289,612	17,053	13,690	110,391
End of year	$—	$38,580	$13,075	$119,320

(1)  Effective April 27, 2012 AllianceBernstein VPS Money Market Portfolio was liquidated.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2012

	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account	NVIT Developing Markets Fund Sub-Account	Hartford Balanced HLS Fund Sub-Account (2)
Operations:
Net investment income (loss)	$23	$86	$(67)	$4,457
Net realized gain (loss) on security transactions	—	—	(48)	(1,192)
Net realized gain on distributions	—	203	—	—
Net unrealized appreciation (depreciation) of investments during the year	11	133	2,993	24,043
Net increase (decrease) in net assets resulting from operations	34	422	2,878	27,308
Unit transactions:
Purchases	—	—	—	1,789
Net transfers	298	—	—	678
Surrenders for benefit payments and fees	(4)	(3)	(41)	(13,764)
Other transactions	(1)	(1)	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	(277)
Net increase (decrease) in net assets resulting from unit transactions	293	(4)	(41)	(11,574)
Net increase (decrease) in net assets	327	418	2,837	15,734
Net assets:
Beginning of year	12	3,230	17,717	262,773
End of year	$339	$3,648	$20,554	$278,507

The accompanying notes are an integral part of these financial statements.

	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$9,156	$(517)	$1	$(1,604)
Net realized gain (loss) on security transactions	1,666	(5,222)	782	2,404
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	8,937	17,362	2,349	38,113
Net increase (decrease) in net assets resulting from operations	19,759	11,623	3,132	38,913
Unit transactions:
Purchases	—	—	—	1,500
Net transfers	(682)	(57,522)	1,174	(15,343)
Surrenders for benefit payments and fees	(32,719)	(11)	(3,829)	(4,808)
Other transactions	—	—	—	—
Death benefits	(21,847)	—	(15,326)	(1,650)
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(55,248)	(57,533)	(17,981)	(20,301)
Net increase (decrease) in net assets	(35,489)	(45,910)	(14,849)	18,612
Net assets:
Beginning of year	333,790	85,392	32,716	183,171
End of year	$298,301	$39,482	$17,867	$201,783

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2012

	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account (3)	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Operations:
Net investment income (loss)	$1,084	$(189)	$(17,119)	$15,192
Net realized gain (loss) on security transactions	10,434	1,889	39,424	(1,566)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	68,265	(92)	253,194	10,827
Net increase (decrease) in net assets resulting from operations	79,783	1,608	275,499	24,453
Unit transactions:
Purchases	1,660	—	3,820	500
Net transfers	(433)	—	(16,239)	(7,806)
Surrenders for benefit payments and fees	(48,343)	(26,842)	(114,895)	(35,270)
Other transactions	—	—	1	—
Death benefits	(1,666)	—	—	—
Net annuity transactions	(1,750)	—	(1,852)	(440)
Net increase (decrease) in net assets resulting from unit transactions	(50,532)	(26,842)	(129,165)	(43,016)
Net increase (decrease) in net assets	29,251	(25,234)	146,334	(18,563)
Net assets:
Beginning of year	514,060	25,234	1,123,234	200,511
End of year	$543,311	$—	$1,269,568	$181,948

The accompanying notes are an integral part of these financial statements.

(3)  Not funded as of December 31, 2012.

	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account
Operations:
Net investment income (loss)	$5,662	$1,776	$(1,229)	$(371)
Net realized gain (loss) on security transactions	(2,274)	13,008	(6,598)	7,033
Net realized gain on distributions	—	—	20,874	—
Net unrealized appreciation (depreciation) of investments during the year	93,318	40,287	7,291	40,434
Net increase (decrease) in net assets resulting from operations	96,706	55,071	20,338	47,096
Unit transactions:
Purchases	2,025	1,326	2,797	2,500
Net transfers	23,671	(6,086)	(12,747)	(1,032)
Surrenders for benefit payments and fees	(54,793)	(41,579)	(28,876)	(31,614)
Other transactions	—	—	—	—
Death benefits	(1,769)	—	—	—
Net annuity transactions	(1,193)	(319)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(32,059)	(46,658)	(38,826)	(30,146)
Net increase (decrease) in net assets	64,647	8,413	(18,488)	16,950
Net assets:
Beginning of year	676,661	324,568	161,457	218,053
End of year	$741,308	$332,981	$142,969	$235,003

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2012

	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(1,686)	$(4,096)	$69	$3,521
Net realized gain (loss) on security transactions	—	19,966	245	1,540
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	28,035	816	700
Net increase (decrease) in net assets resulting from operations	(1,686)	43,905	1,130	5,761
Unit transactions:
Purchases	27,000	297	—	—
Net transfers	150,984	(6,901)	11	1,937
Surrenders for benefit payments and fees	(35,625)	(38,979)	(874)	(47,034)
Other transactions	—	(1)	—	—
Death benefits	—	—	—	(20,353)
Net annuity transactions	—	(246)	—	—
Net increase (decrease) in net assets resulting from unit transactions	142,359	(45,830)	(863)	(65,450)
Net increase (decrease) in net assets	140,673	(1,925)	267	(59,689)
Net assets:
Beginning of year	101,676	290,297	9,087	254,495
End of year	$242,349	$288,372	$9,354	$194,806

The accompanying notes are an integral part of these financial statements.

	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account	Invesco V.I. Global Health Care Fund Sub-Account
Operations:
Net investment income (loss)	$2,115	$(171)	$212	$(577)
Net realized gain (loss) on security transactions	7,780	918	(22)	86
Net realized gain on distributions	—	946	—	—
Net unrealized appreciation (depreciation) of investments during the year	30,719	3,735	(2,442)	23,737
Net increase (decrease) in net assets resulting from operations	40,614	5,428	(2,252)	23,246
Unit transactions:
Purchases	306	701	—	—
Net transfers	(115)	(11,325)	—	7,998
Surrenders for benefit payments and fees	(34,320)	(43)	(20)	(68)
Other transactions	—	—	—	—
Death benefits	(15,441)	—	—	—
Net annuity transactions	(1,796)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(51,366)	(10,667)	(20)	7,930
Net increase (decrease) in net assets	(10,752)	(5,239)	(2,272)	31,176
Net assets:
Beginning of year	275,776	36,238	68,632	109,027
End of year	$265,024	$30,999	$66,360	$140,203

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2012

	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Fund Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Operations:
Net investment income (loss)	$(199)	$(30)	$1,492	$1,285
Net realized gain (loss) on security transactions	1,905	6	65	(4)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	2,563	645	802	(212)
Net increase (decrease) in net assets resulting from operations	4,269	621	2,359	1,069
Unit transactions:
Purchases	1,733	371	—	—
Net transfers	(10,228)	15,553	10,010	41,938
Surrenders for benefit payments and fees	(42)	—	(1,633)	—
Other transactions	(1)	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(8,538)	15,924	8,377	41,938
Net increase (decrease) in net assets	(4,269)	16,545	10,736	43,007
Net assets:
Beginning of year	41,390	3,249	17,363	5,546
End of year	$37,121	$19,794	$28,099	$48,553

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account
Operations:
Net investment income (loss)	$(3)	$108	$(176)	$460
Net realized gain (loss) on security transactions	(20)	2	88	388
Net realized gain on distributions	—	319	—	326
Net unrealized appreciation (depreciation) of investments during the year	1,929	444	2,447	(707)
Net increase (decrease) in net assets resulting from operations	1,906	873	2,359	467
Unit transactions:
Purchases	—	—	1,485	—
Net transfers	—	—	70	(19,991)
Surrenders for benefit payments and fees	(23)	(14)	(633)	(19)
Other transactions	—	1	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(23)	(13)	922	(20,010)
Net increase (decrease) in net assets	1,883	860	3,281	(19,543)
Net assets:
Beginning of year	11,867	8,958	36,091	23,279
End of year	$13,750	$9,818	$39,372	$3,736

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (concluded)
For The Year Ended December 31, 2012

	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account
Operations:
Net investment income (loss)	$56	$(428)
Net realized gain (loss) on security transactions	8,432	304
Net realized gain on distributions	2,105	—
Net unrealized appreciation (depreciation) of investments during the year	(8,850)	13,737
Net increase (decrease) in net assets resulting from operations	1,743	13,613
Unit transactions:
Purchases	825	2,434
Net transfers	(13,881)	24,344
Surrenders for benefit payments and fees	(20)	(26)
Other transactions	—	1
Death benefits	—	—
Net annuity transactions	—	—
Net increase (decrease) in net assets resulting from unit transactions	(13,076)	26,753
Net increase (decrease) in net assets	(11,333)	40,366
Net assets:
Beginning of year	24,939	60,588
End of year	$13,606	$100,954

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For The Year Ended December 31, 2011

	American Century VP Balanced Fund Sub-Account	American Century VP Capital Appreciation Fund Sub-Account	AllianceBernstein VPS International Growth Portfolio Sub-Account	Invesco V.I. Core Equity Fund Sub-Account
Operations:
Net investment income (loss)	$1,371	$(136)	$832	$170
Net realized gain (loss) on security transactions	5	334	(550)	108
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	3,053	(1,844)	(5,846)	(351)
Net increase (decrease) in net assets resulting from operations	4,429	(1,646)	(5,564)	(73)
Unit transactions:
Purchases	—	2,145	—	—
Net transfers	—	(4,446)	—	(91)
Surrenders for benefit payments and fees	(20)	(11)	(1,765)	(3)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(20)	(2,312)	(1,765)	(94)
Net increase (decrease) in net assets	4,409	(3,958)	(7,329)	(167)
Net assets:
Beginning of year	91,141	31,644	35,617	32,020
End of year	$95,550	$27,686	$28,288	$31,853

The accompanying notes are an integral part of these financial statements.

	AllianceBernstein VPS Money Market Portfolio Sub-Account	AllianceBernstein VPS Large Cap Growth Portfolio Sub-Account	Federated Capital Appreciation Fund II Sub-Account	Federated Fund for U.S. Government Securities II Sub-Account
Operations:
Net investment income (loss)	$(1,146)	$(30)	$42	$3,548
Net realized gain (loss) on security transactions	—	1,591	101	2,564
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	(2,673)	(1,019)	1,295
Net increase (decrease) in net assets resulting from operations	(1,146)	(1,112)	(876)	7,407
Unit transactions:
Purchases	—	—	—	125,000
Net transfers	53,996	(385)	—	111,507
Surrenders for benefit payments and fees	(288)	(8,327)	(1,890)	(241,692)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	53,708	(8,712)	(1,890)	(5,185)
Net increase (decrease) in net assets	52,562	(9,824)	(2,766)	2,222
Net assets:
Beginning of year	237,050	26,877	16,456	108,169
End of year	$289,612	$17,053	$13,690	$110,391

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2011

	Federated High Income Bond Fund II Sub-Account	Federated Managed Volatility Fund II Sub-Account (a)	NVIT Developing Markets Fund Sub-Account	Hartford Advisers HLS Fund Sub-Account
Operations:
Net investment income (loss)	$—	$107	$(43)	$829
Net realized gain (loss) on security transactions	(135)	—	(2,355)	(2,223)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	26	(3,872)	2,711
Net increase (decrease) in net assets resulting from operations	(135)	133	(6,270)	1,317
Unit transactions:
Purchases	—	—	—	1,921
Net transfers	136	—	(5,303)	(6,536)
Surrenders for benefit payments and fees	(3)	(3)	(46)	(12,473)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	(282)
Net increase (decrease) in net assets resulting from unit transactions	133	(3)	(5,349)	(17,370)
Net increase (decrease) in net assets	(2)	130	(11,619)	(16,053)
Net assets:
Beginning of year	14	3,100	29,336	278,826
End of year	$12	$3,230	$17,717	$262,773

(a)  Formerly Federated Capital Income Fund II. Change effective December 2, 2011.

The accompanying notes are an integral part of these financial statements.

	Hartford Total Return Bond HLS Fund Sub-Account	Hartford Capital Appreciation HLS Fund Sub-Account	Hartford Dividend and Growth HLS Fund Sub-Account	Hartford Global Growth HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(3,997)	$(632)	$177	$(2,898)
Net realized gain (loss) on security transactions	789	(3,314)	1,095	3,753
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	22,166	(8,619)	(1,084)	(32,510)
Net increase (decrease) in net assets resulting from operations	18,958	(12,565)	188	(31,655)
Unit transactions:
Purchases	—	—	—	—
Net transfers	2,555	136	(7,826)	3,323
Surrenders for benefit payments and fees	(36,984)	(16,266)	(2,687)	(27,119)
Other transactions	1	—	—	—
Death benefits	(124)	—	—	(7,757)
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(34,552)	(16,130)	(10,513)	(31,553)
Net increase (decrease) in net assets	(15,594)	(28,695)	(10,325)	(63,208)
Net assets:
Beginning of year	349,384	114,087	43,041	246,379
End of year	$333,790	$85,392	$32,716	$183,171

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2011

	Hartford Disciplined Equity HLS Fund Sub-Account	Hartford Growth HLS Fund Sub-Account	Hartford Growth Opportunities HLS Fund Sub-Account	Hartford High Yield HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(1,419)	$(332)	$(17,785)	$15,639
Net realized gain (loss) on security transactions	10,077	35	49,112	449
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(7,654)	(2,561)	(153,390)	(9,202)
Net increase (decrease) in net assets resulting from operations	1,004	(2,858)	(122,063)	6,886
Unit transactions:
Purchases	1,992	—	1,270	250
Net transfers	(9,635)	—	(2,662)	(2,188)
Surrenders for benefit payments and fees	(74,473)	—	(170,498)	(16,923)
Other transactions	—	—	(1)	—
Death benefits	(8,747)	—	(8,819)	(680)
Net annuity transactions	4,416	—	4,204	3,631
Net increase (decrease) in net assets resulting from unit transactions	(86,447)	—	(176,506)	(15,910)
Net increase (decrease) in net assets	(85,443)	(2,858)	(298,569)	(9,024)
Net assets:
Beginning of year	599,503	28,092	1,421,803	209,535
End of year	$514,060	$25,234	$1,123,234	$200,511

The accompanying notes are an integral part of these financial statements.

	Hartford Index HLS Fund Sub-Account	Hartford International Opportunities HLS Fund Sub-Account	Hartford Small/Mid Cap Equity HLS Fund Sub-Account	Hartford MidCap Value HLS Fund Sub-Account
Operations:
Net investment income (loss)	$2,776	$(5,223)	$(2,299)	$(3,241)
Net realized gain (loss) on security transactions	(11,672)	(28,837)	657	4,740
Net realized gain on distributions	—	—	12,730	—
Net unrealized appreciation (depreciation) of investments during the year	13,478	(28,877)	(15,001)	(25,052)
Net increase (decrease) in net assets resulting from operations	4,582	(62,937)	(3,913)	(23,553)
Unit transactions:
Purchases	900	1,331	297	20
Net transfers	(9,062)	(9,265)	39	7,868
Surrenders for benefit payments and fees	(80,890)	(54,334)	(10,470)	(32,805)
Other transactions	1	(1)	(4)	—
Death benefits	(8,919)	—	(88)	(196)
Net annuity transactions	4,948	2,995	—	—
Net increase (decrease) in net assets resulting from unit transactions	(93,022)	(59,274)	(10,226)	(25,113)
Net increase (decrease) in net assets	(88,440)	(122,211)	(14,139)	(48,666)
Net assets:
Beginning of year	765,101	446,779	175,596	266,719
End of year	$676,661	$324,568	$161,457	$218,053

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2011

	Hartford Money Market HLS Fund Sub-Account	Hartford SmallCap Growth HLS Fund Sub-Account	Hartford Stock HLS Fund Sub-Account	Hartford U.S. Government Securities HLS Fund Sub-Account
Operations:
Net investment income (loss)	$(1,384)	$(4,436)	$5	$3,278
Net realized gain (loss) on security transactions	—	24,075	40	(409)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	—	(16,060)	(272)	6,683
Net increase (decrease) in net assets resulting from operations	(1,384)	3,579	(227)	9,552
Unit transactions:
Purchases	153,000	297	—	—
Net transfers	(148,655)	(2,628)	252	(571)
Surrenders for benefit payments and fees	(5,561)	(64,924)	(472)	(60,704)
Other transactions	1	—	(1)	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,215)	(67,255)	(221)	(61,275)
Net increase (decrease) in net assets	(2,599)	(63,676)	(448)	(51,723)
Net assets:
Beginning of year	104,275	353,973	9,535	306,218
End of year	$101,676	$290,297	$9,087	$254,495

The accompanying notes are an integral part of these financial statements.

	Hartford Value HLS Fund Sub-Account	ING JPMorgan Emerging Markets Equity Portfolio Sub-Account	ING Global Resources Portfolio Sub-Account	Invesco V.I. Global Health Care Fund Sub-Account
Operations:
Net investment income (loss)	$794	$568	$56	$(475)
Net realized gain (loss) on security transactions	4,430	1,054	1,550	(2,096)
Net realized gain on distributions	—	2,504	—	—
Net unrealized appreciation (depreciation) of investments during the year	(14,689)	(16,141)	(10,607)	(607)
Net increase (decrease) in net assets resulting from operations	(9,465)	(12,015)	(9,001)	(3,178)
Unit transactions:
Purchases	306	495	—	—
Net transfers	(2,203)	(45,363)	(39,371)	40,122
Surrenders for benefit payments and fees	(65,749)	(47)	(21)	(4,071)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	7,555	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(60,091)	(44,915)	(39,392)	36,051
Net increase (decrease) in net assets	(69,556)	(56,930)	(48,393)	32,873
Net assets:
Beginning of year	345,332	93,168	117,025	76,154
End of year	$275,776	$36,238	$68,632	$109,027

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (continued)
For The Year Ended December 31, 2011

	Invesco V.I. Technology Fund Sub-Account	MFS® Growth Fund Sub-Account	MFS® Strategic Income Fund Sub-Account	Neuberger Berman AMT Short Duration Bond Portfolio Sub-Account
Operations:
Net investment income (loss)	$(128)	$(9)	$382	$162
Net realized gain (loss) on security transactions	(171)	2	49	(799)
Net realized gain on distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the year	(2,291)	(21)	10	570
Net increase (decrease) in net assets resulting from operations	(2,590)	(28)	441	(67)
Unit transactions:
Purchases	2,145	—	—	—
Net transfers	(3,880)	—	10,000	(9,060)
Surrenders for benefit payments and fees	(41)	—	(1,571)	—
Other transactions	—	3	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,776)	3	8,429	(9,060)
Net increase (decrease) in net assets	(4,366)	(25)	8,870	(9,127)
Net assets:
Beginning of year	45,756	3,274	8,493	14,673
End of year	$41,390	$3,249	$17,363	$5,546

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman AMT Partners Portfolio Sub-Account	Pioneer Fund VCT Portfolio Sub-Account	Pioneer Growth Opportunities VCT Portfolio Sub-Account	Van Eck VIP Global Bond Fund Sub-Account
Operations:
Net investment income (loss)	$(59)	$105	$(148)	$3,188
Net realized gain (loss) on security transactions	10	—	44	1,176
Net realized gain on distributions	—	519	—	863
Net unrealized appreciation (depreciation) of investments during the year	(1,535)	(1,070)	(2,443)	(1,685)
Net increase (decrease) in net assets resulting from operations	(1,584)	(446)	(2,547)	3,542
Unit transactions:
Purchases	—	—	990	—
Net transfers	—	—	14,140	(8,040)
Surrenders for benefit payments and fees	(24)	(14)	(636)	(13,811)
Other transactions	—	—	—	—
Death benefits	—	—	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(24)	(14)	14,494	(21,851)
Net increase (decrease) in net assets	(1,608)	(460)	11,947	(18,309)
Net assets:
Beginning of year	13,475	9,418	24,144	41,588
End of year	$11,867	$8,958	$36,091	$23,279

Separate Account A

Union Security Life Insurance Company of New York
Statements of Changes in Net Assets — (concluded)
For The Year Ended December 31, 2011

	Van Eck VIP Global Hard Assets Fund Sub-Account	Wells Fargo Advantage VT Discovery Fund Sub-Account
Operations:
Net investment income (loss)	$971	$(356)
Net realized gain (loss) on security transactions	47,800	(5,556)
Net realized gain on distributions	1,431	—
Net unrealized appreciation (depreciation) of investments during the year	(58,603)	(834)
Net increase (decrease) in net assets resulting from operations	(8,401)	(6,746)
Unit transactions:
Purchases	1,980	2,145
Net transfers	(100,658)	(13,303)
Surrenders for benefit payments and fees	(24)	(23)
Other transactions	—	—
Death benefits	—	—
Net annuity transactions	—	—
Net increase (decrease) in net assets resulting from unit transactions	(98,702)	(11,181)
Net increase (decrease) in net assets	(107,103)	(17,927)
Net assets:
Beginning of year	132,042	78,515
End of year	$24,939	$60,588

The accompanying notes are an integral part of these financial statements.

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Separate Account A

Union Security Insurance Company
Notes to Financial Statements
December 31, 2012

1.  Organization:

Separate Account A (the "Account") is a separate investment account established by Union Security Life Insurance Company of New York (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts: the American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, AllianceBernstein VPS Money Market Portfolio++, AllianceBernstein VPS Large Cap Growth Portfolio, Federated Capital Appreciation Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Managed Volatility Fund II, NVIT Developing Markets Fund, Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund), Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund*, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, ING JPMorgan Emerging Markets Equity Portfolio, ING Global Resources Portfolio, Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Fund, MFS® Strategic Income Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Van Eck VIP Global Bond Fund, Van Eck VIP Global Hard Assets Fund, and Wells Fargo Advantage VT Discovery Fund.

  ++  During 2012, the following Sub-Accounts were liquidated: AllianceBernstein VPS Money Market Portfolio

  *  These funds were not funded as of December 31, 2012, and as a result, are not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2012 closing net asset value as determined by the appropriate Fund manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2012, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the year ended December 31, 2012.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012. The 2007 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.  Administration of the Account and Related Charges:

Each Sub-account is charged certain fees, according to contract terms, as follows:

a)  Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c)  Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub- Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d)  Annual Maintenance Fees — An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

Separate Account A

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2012

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$3,358	$492
American Century VP Capital Appreciation Fund	3,678	6,528
AllianceBernstein VPS International Growth Portfolio	496	1,751
Invesco V.I. Core Equity Fund	341	158
AllianceBernstein VPS Money Market Portfolio*	12	289,622
AllianceBernstein VPS Large Cap Growth Portfolio	21,282	2,372
Federated Capital Appreciation Fund II	855	1,957
Federated Fund for U.S. Government Securities II	14,178	4,446
Federated High Income Bond Fund II	321	4
Federated Managed Volatility Fund II	304	18
NVIT Developing Markets Fund	19	127
Hartford Balanced HLS Fund*	10,763	17,880
Hartford Total Return Bond HLS Fund	27,582	73,675
Hartford Capital Appreciation HLS Fund	712	58,762
Hartford Dividend and Growth HLS Fund	2,030	20,010
Hartford Global Growth HLS Fund	4,513	26,418
Hartford Disciplined Equity HLS Fund	10,579	60,027
Hartford Growth HLS Fund*	—	27,032
Hartford Growth Opportunities HLS Fund	2,937	149,223
Hartford High Yield HLS Fund	19,904	47,728
Hartford Index HLS Fund	41,151	67,548
Hartford International Opportunities HLS Fund	10,432	55,315
Hartford Small/Mid Cap Equity HLS Fund	25,168	44,349
Hartford MidCap Value HLS Fund	8,700	39,218
Hartford Money Market HLS Fund	188,222	47,549
Hartford SmallCap Growth HLS Fund	2,639	52,565
Hartford Stock HLS Fund	474	1,268
Hartford U.S. Government Securities HLS Fund	9,304	71,234
Hartford Value HLS Fund	8,193	57,444
ING JPMorgan Emerging Markets Equity Portfolio	5,877	15,769
ING Global Resources Portfolio	516	321
Invesco V.I. Global Health Care Fund	7,994	641
Invesco V.I. Technology Fund	1,723	10,460
MFS® Growth Fund	15,924	29
MFS® Strategic Income Fund	11,606	1,737
Neuberger Berman AMT Short Duration Bond Portfolio	43,385	162
Neuberger Berman AMT Partners Portfolio	56	81
Pioneer Fund VCT Portfolio	470	57
Pioneer Growth Opportunities VCT Portfolio	1,720	974
Van Eck VIP Global Bond Fund	872	20,095
Van Eck VIP Global Hard Assets Fund	10,567	21,480
Wells Fargo Advantage VT Discovery Fund	27,426	1,101

  *  See Note 1 for additional information related to this Sub-Account.

5.  Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2012 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	52	1	51
American Century VP Capital Appreciation Fund	83	264	(181)
AllianceBernstein VPS International Growth Portfolio	—	213	(213)
Invesco V.I. Core Equity Fund	—	—	—
AllianceBernstein VPS Money Market Portfolio*	—	20,240	(20,240)
AllianceBernstein VPS Large Cap Growth Portfolio	845	95	750
Federated Capital Appreciation Fund II	—	167	(167)
Federated Fund for U.S. Government Securities II	485	190	295
Federated High Income Bond Fund II	11	—	11
Federated Managed Volatility Fund II	—	—	—
NVIT Developing Markets Fund	—	2	(2)
Hartford Balanced HLS Fund*	691	3,263	(2,572)
Hartford Total Return Bond HLS Fund	4,278	20,112	(15,834)
Hartford Capital Appreciation HLS Fund	57	26,631	(26,574)
Hartford Dividend and Growth HLS Fund	951	11,548	(10,597)
Hartford Global Growth HLS Fund	142	953	(811)
Hartford Disciplined Equity HLS Fund	99	2,021	(1,922)
Hartford Growth HLS Fund*	—	20,460	(20,460)
Hartford Growth Opportunities HLS Fund	1,722	19,054	(17,332)
Hartford High Yield HLS Fund	97	2,035	(1,938)
Hartford Index HLS Fund	1,751	3,173	(1,422)
Hartford International Opportunities HLS Fund	2,303	24,486	(22,183)
Hartford Small/Mid Cap Equity HLS Fund	219	2,586	(2,367)
Hartford MidCap Value HLS Fund	468	2,940	(2,472)
Hartford Money Market HLS Fund	31,902	22,500	9,402
Hartford SmallCap Growth HLS Fund	316	1,618	(1,302)
Hartford Stock HLS Fund	179	731	(552)
Hartford U.S. Government Securities HLS Fund	104	2,575	(2,471)
Hartford Value HLS Fund	10,001	46,150	(36,149)
ING JPMorgan Emerging Markets Equity Portfolio	279	925	(646)
ING Global Resources Portfolio	—	2	(2)
Invesco V.I. Global Health Care Fund	323	3	320
Invesco V.I. Technology Fund	108	658	(550)
MFS® Growth Fund	605	—	605
MFS® Strategic Income Fund	473	76	397
Neuberger Berman AMT Short Duration Bond Portfolio	2,715	—	2,715
Neuberger Berman AMT Partners Portfolio	—	1	(1)
Pioneer Fund VCT Portfolio	—	1	(1)
Pioneer Growth Opportunities VCT Portfolio	73	34	39
Van Eck VIP Global Bond Fund	1	890	(889)
Van Eck VIP Global Hard Assets Fund	251	599	(348)
Wells Fargo Advantage VT Discovery Fund	888	21	867

  *  See Note 1 for additional information related to this Sub-Account.

Separate Account A

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2012

The changes in units outstanding for the year ended December 31, 2011 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	—	—
American Century VP Capital Appreciation Fund	98	183	(85)
AllianceBernstein VPS International Growth Portfolio	—	220	(220)
Invesco V.I. Core Equity Fund	361	361	—
AllianceBernstein VPS Money Market Portfolio	6,559	2,812	3,747
AllianceBernstein VPS Large Cap Growth Portfolio	601	1,010	(409)
Federated Capital Appreciation Fund II	—	172	(172)
Federated Fund for U.S. Government Securities II	13,003	13,176	(173)
Federated High Income Bond Fund II	408	408	—
Federated Managed Volatility Fund II	—	—	—
NVIT Developing Markets Fund	204	474	(270)
Hartford Advisers HLS Fund	472	4,626	(4,154)
Hartford Total Return Bond HLS Fund	3,574	14,107	(10,533)
Hartford Capital Appreciation HLS Fund	94	7,475	(7,381)
Hartford Dividend and Growth HLS Fund	166	6,677	(6,511)
Hartford Global Growth HLS Fund	156	1,371	(1,215)
Hartford Disciplined Equity HLS Fund	301	3,830	(3,529)
Hartford Growth HLS Fund	—	—	—
Hartford Growth Opportunities HLS Fund	2,231	26,913	(24,682)
Hartford High Yield HLS Fund	221	1,008	(787)
Hartford Index HLS Fund	306	5,097	(4,791)
Hartford International Opportunities HLS Fund	4,869	32,554	(27,685)
Hartford Small/Mid Cap Equity HLS Fund	95	734	(639)
Hartford MidCap Value HLS Fund	716	2,750	(2,034)
Hartford Money Market HLS Fund	87,005	87,682	(677)
Hartford SmallCap Growth HLS Fund	77	2,090	(2,013)
Hartford Stock HLS Fund	304	455	(151)
Hartford U.S. Government Securities HLS Fund	56	2,461	(2,405)
Hartford Value HLS Fund	6,952	52,579	(45,627)
ING JPMorgan Emerging Markets Equity Portfolio	637	3,171	(2,534)
ING Global Resources Portfolio	2,244	5,259	(3,015)
Invesco V.I. Global Health Care Fund	2,291	994	1,297
Invesco V.I. Technology Fund	1,044	1,174	(130)
MFS® Growth Fund	—	—	—
MFS® Strategic Income Fund	497	79	418
Neuberger Berman AMT Short Duration Bond Portfolio	—	602	(602)
Neuberger Berman AMT Partners Portfolio	—	2	(2)
Pioneer Fund VCT Portfolio	—	1	(1)
Pioneer Growth Opportunities VCT Portfolio	602	28	574
Van Eck VIP Global Bond Fund	553	1,522	(969)
Van Eck VIP Global Hard Assets Fund	187	2,707	(2,520)
Wells Fargo Advantage VT Discovery Fund	1,125	1,732	(607)

6.  Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2012. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. Financial highlights for net assets allocated to Sub-Accounts that have merged during the period, if applicable, have been shown for the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2012	4,406	$24.422275	to	$24.422275	$107,596	0.45%	to	0.45%	2.08%	to	2.08%	11.30%	to	11.30%
2011	4,355	21.942844	to	21.942844	95,550	0.45%	to	0.45%	1.91%	to	1.91%	4.86%	to	4.86%
2010	4,355	20.926098	to	20.926098	91,141	0.45%	to	0.45%	1.86%	to	1.86%	11.13%	to	11.13%
2009	7,811	18.829530	to	18.829530	147,070	0.45%	to	0.45%	5.26%	to	5.26%	14.96%	to	14.96%
2008	7,812	16.378654	to	16.378654	127,943	0.45%	to	0.45%	2.55%	to	2.55%	(20.69)%	to	(20.69)%
American Century VP Capital Appreciation Fund
2012	1,163	23.796089	to	23.796089	27,684	0.45%	to	0.45%	—	to	—	15.48%	to	15.48%
2011	1,344	20.606068	to	20.606068	27,686	0.45%	to	0.45%	—	to	—	(6.93)%	to	(6.93)%
2010	1,429	22.139590	to	22.139590	31,644	0.45%	to	0.45%	—	to	—	30.70%	to	30.70%
2009	1,282	16.938963	to	16.938963	21,722	0.45%	to	0.45%	0.86%	to	0.86%	36.46%	to	36.46%
2008	1,581	12.413327	to	12.413327	19,626	0.45%	to	0.45%	—	to	—	(46.43)%	to	(46.43)%
AllianceBernstein VPS International Growth Portfolio
2012	3,808	8.091251	to	8.091251	30,812	0.45%	to	0.45%	1.67%	to	1.67%	15.02%	to	15.02%
2011	4,021	7.034740	to	7.034740	28,288	0.45%	to	0.45%	3.00%	to	3.00%	(16.23)%	to	(16.23)%
2010	4,241	8.397856	to	8.397856	35,617	0.45%	to	0.45%	2.22%	to	2.22%	12.39%	to	12.39%
2009	5,778	7.472171	to	7.472171	43,176	0.45%	to	0.45%	3.71%	to	3.71%	38.96%	to	38.96%
2008	20,481	5.377306	to	5.377306	110,131	0.45%	to	0.45%	—	to	—	(49.08)%	to	(49.08)%
Invesco V.I. Core Equity Fund
2012	1,677	21.533987	to	21.533987	36,110	0.45%	to	0.45%	0.99%	to	0.99%	13.37%	to	13.37%
2011	1,677	18.994239	to	18.994239	31,853	0.45%	to	0.45%	0.96%	to	0.96%	(0.51)%	to	(0.51)%
2010	1,677	19.091985	to	19.091985	32,020	0.45%	to	0.45%	0.97%	to	0.97%	9.06%	to	9.06%
2009	1,790	17.505410	to	17.505410	31,326	0.45%	to	0.45%	1.80%	to	1.80%	27.72%	to	27.72%
2008	2,587	13.705837	to	13.705837	35,462	0.45%	to	0.45%	2.24%	to	2.24%	(30.46)%	to	(30.46)%
AllianceBernstein VPS Large Cap Growth Portfolio
2012	1,547	24.931966	to	24.931966	38,580	0.45%	to	0.45%	0.24%	to	0.24%	16.47%	to	16.47%
2011	797	21.405694	to	21.405694	17,053	0.45%	to	0.45%	0.33%	to	0.33%	(3.98)%	to	(3.98)%
2010	1,206	22.293150	to	22.293150	26,877	0.45%	to	0.45%	0.48%	to	0.48%	9.60%	to	9.60%
2009	1,445	20.339696	to	20.339696	29,397	0.45%	to	0.45%	0.09%	to	0.09%	36.90%	to	36.90%
2008	7,666	14.857367	to	14.857367	113,892	0.45%	to	0.45%	—	to	—	(39.93)%	to	(39.93)%
Federated Capital Appreciation Fund II
2012	1,123	11.640197	to	11.640197	13,075	0.45%	to	0.45%	0.56%	to	0.56%	9.68%	to	9.68%
2011	1,290	10.612910	to	10.612910	13,690	0.45%	to	0.45%	0.73%	to	0.73%	(5.72)%	to	(5.72)%
2010	1,462	11.256632	to	11.256632	16,456	0.45%	to	0.45%	—	to	—	12.57%	to	12.57%

Separate Account A

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2012

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Federated Fund for U.S. Government Securities II
2012	5,715	$20.878191	to	$20.878191	$119,320	0.45%	to	0.45%	3.61%	to	3.61%	2.51%	to	2.51%
2011	5,420	20.366301	to	20.366301	110,391	0.45%	to	0.45%	3.54%	to	3.54%	5.30%	to	5.30%
2010	5,593	19.340782	to	19.340782	108,169	0.45%	to	0.45%	4.73%	to	4.73%	4.70%	to	4.70%
2009	7,791	18.473467	to	18.473467	143,923	0.45%	to	0.45%	6.32%	to	6.32%	4.74%	to	4.74%
2008	13,171	17.638036	to	17.638036	232,312	0.45%	to	0.45%	4.62%	to	4.62%	3.81%	to	3.81%
Federated High Income Bond Fund II
2012	12	28.394478	to	28.394478	339	0.45%	to	0.45%	8.02%	to	8.02%	14.18%	to	14.18%
2011	1	24.867664	to	24.867664	12	0.45%	to	0.45%	0.59%	to	0.59%	4.69%	to	4.69%
2010	1	23.752486	to	23.752486	14	0.45%	to	0.45%	20.11%	to	20.11%	14.22%	to	14.22%
2009	186	20.796321	to	20.796321	3,878	0.45%	to	0.45%	13.25%	to	13.25%	52.16%	to	52.16%
2008	463	13.667092	to	13.667092	6,325	0.45%	to	0.45%	9.39%	to	9.39%	(26.33)%	to	(26.33)%
Federated Managed Volatility Fund II
2012	180	20.283237	to	20.283237	3,648	0.45%	to	0.45%	2.91%	to	2.91%	13.04%	to	13.04%
2011	180	17.943382	to	17.943382	3,230	0.45%	to	0.45%	3.83%	to	3.83%	4.30%	to	4.30%
2010	180	17.203139	to	17.203139	3,100	0.45%	to	0.45%	5.77%	to	5.77%	11.58%	to	11.58%
2009	180	15.417668	to	15.417668	2,781	0.45%	to	0.45%	6.02%	to	6.02%	27.70%	to	27.70%
2008	181	12.073238	to	12.073238	2,180	0.45%	to	0.45%	5.67%	to	5.67%	(20.74)%	to	(20.74)%
NVIT Developing Markets Fund
2012	967	21.266199	to	21.266199	20,554	0.45%	to	0.45%	0.10%	to	0.10%	16.26%	to	16.26%
2011	969	18.292018	to	18.292018	17,717	0.45%	to	0.45%	0.29%	to	0.29%	(22.75)%	to	(22.75)%
2010	1,239	23.680104	to	23.680104	29,336	0.45%	to	0.45%	—	to	—	15.62%	to	15.62%
2009	2,300	20.481238	to	20.481238	47,109	0.45%	to	0.45%	1.19%	to	1.19%	61.50%	to	61.50%
2008	3,179	12.681828	to	12.681828	40,319	0.45%	to	0.45%	0.68%	to	0.68%	(58.05)%	to	(58.05)%
Hartford Balanced HLS Fund+
2012	60,116	4.632810	to	4.632810	278,507	1.35%	to	1.35%	2.96%	to	2.96%	10.52%	to	10.52%
2011	62,688	4.191814	to	4.191814	262,773	1.35%	to	1.35%	1.65%	to	1.65%	0.49%	to	0.49%
2010	66,842	4.171390	to	4.171390	278,826	1.35%	to	1.35%	1.38%	to	1.38%	10.63%	to	10.63%
2009	78,708	3.770476	to	3.770476	296,766	1.35%	to	1.35%	2.11%	to	2.11%	28.54%	to	28.54%
2008	103,338	2.933262	to	2.933262	303,116	1.35%	to	1.35%	2.71%	to	2.71%	(32.56)%	to	(32.56)%
Hartford Total Return Bond HLS Fund
2012	84,591	3.526381	to	3.526381	298,301	1.35%	to	1.35%	4.12%	to	4.12%	6.10%	to	6.10%
2011	100,425	3.323782	to	3.323782	333,790	1.35%	to	1.35%	0.21%	to	0.21%	5.56%	to	5.56%
2010	110,958	3.148795	to	3.148795	349,384	1.35%	to	1.35%	4.17%	to	4.17%	6.07%	to	6.07%
2009	119,045	2.968557	to	2.968557	353,393	1.35%	to	1.35%	3.67%	to	3.67%	13.47%	to	13.47%
2008	151,545	2.616192	to	2.616192	396,471	1.35%	to	1.35%	5.54%	to	5.54%	(8.86)%	to	(8.86)%
Hartford Capital Appreciation HLS Fund
2012	17,424	2.265966	to	2.265966	39,482	1.35%	to	1.35%	0.73%	to	0.73%	16.75%	to	16.75%
2011	43,998	1.940836	to	1.940836	85,392	1.35%	to	1.35%	0.73%	to	0.73%	(12.59)%	to	(12.59)%
2010	51,379	2.220506	to	2.220506	114,087	1.35%	to	1.35%	0.72%	to	0.72%	14.94%	to	14.94%
2009	62,755	1.931883	to	1.931883	121,235	1.35%	to	1.35%	0.87%	to	0.87%	43.72%	to	43.72%
2008	71,584	1.344249	to	1.344249	96,228	1.35%	to	1.35%	2.21%	to	2.21%	(46.33)%	to	(46.33)%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Dividend and Growth HLS Fund
2012	10,071	$1.774001	to	$1.774001	$17,867	1.35%	to	1.35%	1.35%	to	1.35%	12.07%	to	12.07%
2011	20,668	1.582945	to	1.582945	32,716	1.35%	to	1.35%	1.81%	to	1.81%	(0.04)%	to	(0.04)%
2010	27,179	1.583610	to	1.583610	43,041	1.35%	to	1.35%	2.26%	to	2.26%	11.69%	to	11.69%
2009	24,982	1.417872	to	1.417872	35,421	1.35%	to	1.35%	2.27%	to	2.27%	23.00%	to	23.00%
2008	29,438	1.152703	to	1.152703	33,932	1.35%	to	1.35%	2.18%	to	2.18%	(33.34)%	to	(33.34)%
Hartford Global Growth HLS Fund
2012	7,706	26.186197	to	26.186197	201,783	1.35%	to	1.35%	0.56%	to	0.56%	21.75%	to	21.75%
2011	8,517	21.507708	to	21.507708	183,171	1.35%	to	1.35%	0.03%	to	0.03%	(15.04)%	to	(15.04)%
2010	9,732	25.315923	to	25.315923	246,379	1.35%	to	1.35%	0.26%	to	0.26%	12.72%	to	12.72%
2009	11,299	22.459253	to	22.459253	253,758	1.35%	to	1.35%	0.66%	to	0.66%	33.82%	to	33.82%
2008	16,947	16.782807	to	16.782807	284,423	1.35%	to	1.35%	0.58%	to	0.58%	(53.10)%	to	(53.10)%
Hartford Disciplined Equity HLS Fund
2012	19,616	27.696332	to	27.696332	543,311	1.35%	to	1.35%	1.55%	to	1.55%	16.04%	to	16.04%
2011	21,538	23.867165	to	23.867165	514,060	1.35%	to	1.35%	1.10%	to	1.10%	(0.20)%	to	(0.20)%
2010	25,067	23.915929	to	23.915929	599,503	1.35%	to	1.35%	1.20%	to	1.20%	12.52%	to	12.52%
2009	33,067	21.255348	to	21.255348	702,849	1.35%	to	1.35%	1.51%	to	1.51%	23.96%	to	23.96%
2008	41,858	17.146553	to	17.146553	717,728	1.35%	to	1.35%	1.08%	to	1.08%	(38.11)%	to	(38.11)%
Hartford Growth Opportunities HLS Fund
2012	161,490	7.861563	to	7.861563	1,269,568	1.35%	to	1.35%	—	to	—	25.16%	to	25.16%
2011	178,822	6.281272	to	6.281272	1,123,234	1.35%	to	1.35%	—	to	—	(10.10)%	to	(10.10)%
2010	203,504	6.986632	to	6.986632	1,421,803	1.35%	to	1.35%	0.01%	to	0.01%	15.99%	to	15.99%
2009	229,295	6.023480	to	6.023480	1,381,158	1.35%	to	1.35%	0.75%	to	0.75%	27.87%	to	27.87%
2008	126,220	4.710695	to	4.710695	594,584	1.35%	to	1.35%	0.36%	to	0.36%	(46.40)%	to	(46.40)%
Hartford High Yield HLS Fund
2012	7,978	22.806147	to	22.806147	181,948	1.35%	to	1.35%	8.78%	to	8.78%	12.78%	to	12.78%
2011	9,916	20.221944	to	20.221944	200,511	1.35%	to	1.35%	8.83%	to	8.83%	3.29%	to	3.29%
2010	10,703	19.577636	to	19.577636	209,535	1.35%	to	1.35%	0.62%	to	0.62%	14.59%	to	14.59%
2009	14,636	17.084545	to	17.084545	250,046	1.35%	to	1.35%	8.92%	to	8.92%	48.44%	to	48.44%
2008	18,230	11.509086	to	11.509086	209,804	1.35%	to	1.35%	9.07%	to	9.07%	(26.24)%	to	(26.24)%
Hartford Index HLS Fund
2012	33,647	21.999101	to	22.037838	741,308	0.45%	to	1.35%	1.97%	to	2.08%	14.08%	to	15.11%
2011	35,069	19.111340	to	19.317979	676,661	0.45%	to	1.35%	1.62%	to	1.76%	0.45%	to	1.35%
2010	39,860	18.856035	to	19.232335	765,101	0.45%	to	1.35%	1.67%	to	1.69%	13.20%	to	14.22%
2009	44,720	16.508695	to	16.990222	757,215	0.45%	to	1.35%	1.41%	to	2.00%	24.46%	to	25.58%
2008	55,568	13.145816	to	13.651565	754,158	0.45%	to	1.35%	1.93%	to	2.17%	(37.96)%	to	(37.39)%
Hartford International Opportunities HLS Fund
2012	142,312	2.339812	to	2.339812	332,981	1.35%	to	1.35%	1.89%	to	1.89%	18.58%	to	18.58%
2011	164,495	1.973119	to	1.973119	324,568	1.35%	to	1.35%	0.04%	to	0.04%	(15.13)%	to	(15.13)%
2010	192,180	2.324791	to	2.324791	446,779	1.35%	to	1.35%	1.26%	to	1.26%	12.95%	to	12.95%
2009	189,269	2.058194	to	2.058194	389,552	1.35%	to	1.35%	1.84%	to	1.84%	31.67%	to	31.67%
2008	292,253	1.563162	to	1.563162	456,838	1.35%	to	1.35%	2.05%	to	2.05%	(43.02)%	to	(43.02)%

Separate Account A

Union Security Insurance Company
Notes to Financial Statements — (continued)
December 31, 2012

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Small/Mid Cap Equity HLS Fund
2012	8,132	$17.579909	to	$17.579909	$142,969	1.35%	to	1.35%	0.58%	to	0.58%	14.32%	to	14.32%
2011	10,499	15.377898	to	15.377898	161,457	1.35%	to	1.35%	—	to	—	(2.46)%	to	(2.46)%
2010	11,138	15.766108	to	15.766108	175,596	1.35%	to	1.35%	0.68%	to	0.68%	24.15%	to	24.15%
2009	12,214	12.699657	to	12.699657	155,109	1.35%	to	1.35%	0.26%	to	0.26%	45.89%	to	45.89%
2008	20,884	8.705168	to	8.705168	181,796	1.35%	to	1.35%	0.31%	to	0.31%	(47.57)%	to	(47.57)%
Hartford MidCap Value HLS Fund
2012	17,183	13.676167	to	13.676167	235,003	1.35%	to	1.35%	1.19%	to	1.19%	23.28%	to	23.28%
2011	19,655	11.093801	to	11.093801	218,053	1.35%	to	1.35%	0.01%	to	0.01%	(9.79)%	to	(9.79)%
2010	21,689	12.297216	to	12.297216	266,719	1.35%	to	1.35%	0.59%	to	0.59%	22.97%	to	22.97%
Hartford Money Market HLS Fund
2012	66,659	1.751975	to	9.962403	242,349	0.45%	to	1.35%	—	to	—	(1.34)%	to	(0.38)%
2011	57,257	1.775772	to	1.775772	101,676	1.35%	to	1.35%	—	to	—	(1.34)%	to	(1.34)%
2010	57,934	1.799898	to	1.799898	104,275	1.35%	to	1.35%	—	to	—	(1.34)%	to	(1.34)%
2009	91,902	1.824356	to	1.824356	167,663	1.35%	to	1.35%	0.06%	to	0.06%	(1.28)%	to	(1.28)%
2008	110,185	1.847941	to	1.847941	203,614	1.35%	to	1.35%	2.14%	to	2.14%	0.76%	to	0.76%
Hartford SmallCap Growth HLS Fund
2012	7,847	36.751247	to	36.751247	288,372	1.35%	to	1.35%	—	to	—	15.82%	to	15.82%
2011	9,149	31.730671	to	31.730671	290,297	1.35%	to	1.35%	—	to	—	0.06%	to	0.06%
2010	11,162	31.711301	to	31.711301	353,973	1.35%	to	1.35%	—	to	—	34.73%	to	34.73%
2009	13,114	23.537190	to	23.537190	308,673	1.35%	to	1.35%	0.09%	to	0.09%	33.58%	to	33.58%
2008	17,514	17.620975	to	17.620975	308,621	1.35%	to	1.35%	0.42%	to	0.42%	(38.26)%	to	(38.26)%
Hartford Stock HLS Fund
2012	5,731	1.632066	to	1.632066	9,354	1.35%	to	1.35%	2.07%	to	2.07%	12.85%	to	12.85%
2011	6,283	1.446211	to	1.446211	9,087	1.35%	to	1.35%	1.40%	to	1.40%	(2.42)%	to	(2.42)%
2010	6,434	1.482096	to	1.482096	9,535	1.35%	to	1.35%	1.22%	to	1.22%	13.26%	to	13.26%
2009	6,668	1.308548	to	1.308548	8,725	1.35%	to	1.35%	0.75%	to	0.75%	39.64%	to	39.64%
2008	32,644	0.937095	to	0.937095	30,591	1.35%	to	1.35%	2.08%	to	2.08%	(43.89)%	to	(43.89)%
Hartford U.S. Government Securities HLS Fund
2012	7,344	26.526120	to	26.526120	194,806	1.35%	to	1.35%	2.81%	to	2.81%	2.31%	to	2.31%
2011	9,815	25.928323	to	25.928323	254,495	1.35%	to	1.35%	2.52%	to	2.52%	3.47%	to	3.47%
2010	12,220	25.059057	to	25.059057	306,218	1.35%	to	1.35%	4.47%	to	4.47%	2.40%	to	2.40%
2009	18,577	24.471490	to	24.471490	454,615	1.35%	to	1.35%	0.03%	to	0.03%	1.99%	to	1.99%
2008	15,421	23.993088	to	23.993088	370,001	1.35%	to	1.35%	7.91%	to	7.91%	(1.98)%	to	(1.98)%
Hartford Value HLS Fund
2012	179,839	1.473682	to	1.473682	265,024	1.35%	to	1.35%	2.09%	to	2.09%	15.42%	to	15.42%
2011	215,988	1.276816	to	1.276816	275,776	1.35%	to	1.35%	1.60%	to	1.60%	(3.27)%	to	(3.27)%
2010	261,615	1.320005	to	1.320005	345,332	1.35%	to	1.35%	1.53%	to	1.53%	13.13%	to	13.13%
2009	2,837	1.166772	to	1.166772	3,309	1.35%	to	1.35%	2.27%	to	2.27%	22.70%	to	22.70%
2008	2,314	0.950889	to	0.950889	2,200	1.35%	to	1.35%	2.19%	to	2.19%	(34.92)%	to	(34.92)%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
ING JPMorgan Emerging Markets Equity Portfolio
2012	1,663	$18.645207	to	$18.645207	$30,999	0.45%	to	0.45%	—	to	—	18.79%	to	18.79%
2011	2,309	15.695341	to	15.695341	36,238	0.45%	to	0.45%	1.36%	to	1.36%	(18.42)%	to	(18.42)%
2010	4,843	19.238862	to	19.238862	93,168	0.45%	to	0.45%	0.56%	to	0.56%	20.09%	to	20.09%
2009	5,853	16.020683	to	16.020683	93,772	0.45%	to	0.45%	1.41%	to	1.41%	71.24%	to	71.24%
2008	2,575	9.355467	to	9.355467	24,092	0.45%	to	0.45%	2.81%	to	2.81%	(51.37)%	to	(51.37)%
ING Global Resources Portfolio
2012	5,561	11.932809	to	11.932809	66,360	0.45%	to	0.45%	0.77%	to	0.77%	(3.28)%	to	(3.28)%
2011	5,563	12.337739	to	12.337739	68,632	0.45%	to	0.45%	0.51%	to	0.51%	(9.56)%	to	(9.56)%
2010	8,578	13.642147	to	13.642147	117,025	0.45%	to	0.45%	0.94%	to	0.94%	21.10%	to	21.10%
2009	7,464	11.265332	to	11.265332	84,079	0.45%	to	0.45%	0.29%	to	0.29%	36.90%	to	36.90%
2008	9,085	8.229019	to	8.229019	74,761	0.45%	to	0.45%	1.65%	to	1.65%	(41.27)%	to	(41.27)%
Invesco V.I. Global Health Care Fund
2012	5,000	28.038257	to	28.038257	140,203	0.45%	to	0.45%	—	to	—	20.36%	to	20.36%
2011	4,680	23.296175	to	23.296175	109,027	0.45%	to	0.45%	—	to	—	3.48%	to	3.48%
2010	3,383	22.512051	to	22.512051	76,154	0.45%	to	0.45%	—	to	—	4.82%	to	4.82%
2009	4,013	21.476816	to	21.476816	86,193	0.45%	to	0.45%	0.37%	to	0.37%	27.10%	to	27.10%
2008	4,047	16.897448	to	16.897448	68,377	0.45%	to	0.45%	—	to	—	(28.94)%	to	(28.94)%
Invesco V.I. Technology Fund
2012	2,336	15.887776	to	15.887776	37,121	0.45%	to	0.45%	—	to	—	10.78%	to	10.78%
2011	2,886	14.341716	to	14.341716	41,390	0.45%	to	0.45%	0.18%	to	0.18%	(5.48)%	to	(5.48)%
2010	3,016	15.173279	to	15.173279	45,756	0.45%	to	0.45%	—	to	—	20.76%	to	20.76%
2009	1,916	12.564866	to	12.564866	24,078	0.45%	to	0.45%	—	to	—	56.69%	to	56.69%
2008	2,161	8.018763	to	8.018763	17,328	0.45%	to	0.45%	—	to	—	(44.75)%	to	(44.75)%
MFS® Growth Fund
2012	749	26.410655	to	26.410655	19,794	0.45%	to	0.45%	—	to	—	16.86%	to	16.86%
2011	144	22.600384	to	22.600384	3,249	0.45%	to	0.45%	0.19%	to	0.19%	(0.77)%	to	(0.77)%
2010	144	22.776332	to	22.776332	3,274	0.45%	to	0.45%	0.11%	to	0.11%	14.82%	to	14.82%
2009	251	19.836618	to	19.836618	4,982	0.45%	to	0.45%	0.52%	to	0.52%	37.06%	to	37.06%
2008	726	14.473275	to	14.473275	10,502	0.45%	to	0.45%	0.14%	to	0.14%	(37.70)%	to	(37.70)%
MFS® Strategic Income Fund
2012	1,250	22.471608	to	22.471608	28,099	0.45%	to	0.45%	6.89%	to	6.89%	10.37%	to	10.37%
2011	853	20.360842	to	20.360842	17,363	0.45%	to	0.45%	4.66%	to	4.66%	4.27%	to	4.27%
2010	435	19.527763	to	19.527763	8,493	0.45%	to	0.45%	4.97%	to	4.97%	9.61%	to	9.61%
2009	519	17.814954	to	17.814954	9,248	0.45%	to	0.45%	11.57%	to	11.57%	23.69%	to	23.69%
2008	1,069	14.402608	to	14.402608	15,390	0.45%	to	0.45%	6.28%	to	6.28%	(12.43)%	to	(12.43)%
Neuberger Berman AMT Short Duration Bond Portfolio
2012	3,081	15.760906	to	15.760906	48,553	0.45%	to	0.45%	4.02%	to	4.02%	4.14%	to	4.14%
2011	366	15.134949	to	15.134949	5,546	0.45%	to	0.45%	1.73%	to	1.73%	(0.16)%	to	(0.16)%
2010	968	15.159439	to	15.159439	14,673	0.45%	to	0.45%	5.20%	to	5.20%	4.81%	to	4.81%
2009	753	14.463430	to	14.463430	10,895	0.45%	to	0.45%	7.59%	to	7.59%	12.82%	to	12.82%
2008	1,638	12.820175	to	12.820175	20,999	0.45%	to	0.45%	4.75%	to	4.75%	(13.82)%	to	(13.82)%

Separate Account A

Union Security Insurance Company
Notes to Financial Statements — (concluded)
December 31, 2012

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Neuberger Berman AMT Partners Portfolio
2012	686	$20.039247	to	$20.039247	$13,750	0.45%	to	0.45%	0.43%	to	0.43%	16.08%	to	16.08%
2011	687	17.263946	to	17.263946	11,867	0.45%	to	0.45%	—	to	—	(11.76)%	to	(11.76)%
2010	689	19.563912	to	19.563912	13,475	0.45%	to	0.45%	0.28%	to	0.28%	15.15%	to	15.15%
2009	2,516	16.990397	to	16.990397	42,750	0.45%	to	0.45%	3.21%	to	3.21%	55.37%	to	55.37%
2008	890	10.935177	to	10.935177	9,736	0.45%	to	0.45%	0.51%	to	0.51%	(52.61)%	to	(52.61)%
Pioneer Fund VCT Portfolio
2012	756	12.993582	to	12.993582	9,818	0.45%	to	0.45%	1.58%	to	1.58%	9.75%	to	9.75%
2011	757	11.839666	to	11.839666	8,958	0.45%	to	0.45%	1.58%	to	1.58%	(4.73)%	to	(4.73)%
2010	758	12.427931	to	12.427931	9,418	0.45%	to	0.45%	1.38%	to	1.38%	15.51%	to	15.51%
2009	1,042	10.759591	to	10.759591	11,207	0.45%	to	0.45%	1.90%	to	1.90%	24.64%	to	24.64%
2008	1,974	8.632715	to	8.632715	17,042	0.45%	to	0.45%	0.86%	to	0.86%	(34.56)%	to	(34.56)%
Pioneer Growth Opportunities VCT Portfolio
2012	1,683	23.395846	to	23.395846	39,372	0.45%	to	0.45%	—	to	—	6.54%	to	6.54%
2011	1,644	21.958676	to	21.958676	36,091	0.45%	to	0.45%	—	to	—	(2.70)%	to	(2.70)%
2010	1,070	22.567845	to	22.567845	24,144	0.45%	to	0.45%	—	to	—	19.68%	to	19.68%
2009	1,337	18.856765	to	18.856765	25,213	0.45%	to	0.45%	—	to	—	43.91%	to	43.91%
2008	5,131	13.102911	to	13.102911	67,227	0.45%	to	0.45%	—	to	—	(35.78)%	to	(35.78)%
Van Eck VIP Global Bond Fund
2012	160	23.312272	to	23.312272	3,736	0.45%	to	0.45%	4.09%	to	4.09%	5.08%	to	5.08%
2011	1,049	22.186122	to	22.186122	23,279	0.45%	to	0.45%	7.72%	to	7.72%	7.65%	to	7.65%
2010	2,018	20.608677	to	20.608677	41,588	0.45%	to	0.45%	4.20%	to	4.20%	5.72%	to	5.72%
2009	2,307	19.493740	to	19.493740	44,979	0.45%	to	0.45%	3.64%	to	3.64%	5.51%	to	5.51%
2008	3,368	18.476518	to	18.476518	62,235	0.45%	to	0.45%	7.72%	to	7.72%	3.14%	to	3.14%
Van Eck VIP Global Hard Assets Fund
2012	392	34.674040	to	34.674040	13,606	0.45%	to	0.45%	0.74%	to	0.74%	2.92%	to	2.92%
2011	740	33.689418	to	33.689418	24,939	0.45%	to	0.45%	1.65%	to	1.65%	(16.83)%	to	(16.83)%
2010	3,260	40.504424	to	40.504424	132,042	0.45%	to	0.45%	0.36%	to	0.36%	28.66%	to	28.66%
2009	3,213	31.482933	to	31.482933	101,142	0.45%	to	0.45%	0.21%	to	0.21%	56.83%	to	56.83%
2008	2,811	20.074644	to	20.074644	56,433	0.45%	to	0.45%	0.29%	to	0.29%	(46.37)%	to	(46.37)%
Wells Fargo Advantage VT Discovery Fund
2012	2,923	34.542066	to	34.542066	100,954	0.45%	to	0.45%	—	to	—	17.21%	to	17.21%
2011	2,056	29.471008	to	29.471008	60,588	0.45%	to	0.45%	—	to	—	(0.03)%	to	(0.03)%
2010	2,663	29.479222	to	29.479222	78,515	0.45%	to	0.45%	—	to	—	34.93%	to	34.93%
2009	2,095	21.847241	to	21.847241	45,777	0.45%	to	0.45%	—	to	—	39.68%	to	39.68%
2008	1,168	15.641520	to	15.641520	18,265	0.45%	to	0.45%	—	to	—	(44.61)%	to	(44.61)%

  *  This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the

Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  ***  This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

7.  Subsequent Events:

Management has evaluated events subsequent to December 31, 2012 and through the issuance date of the Account's financial statements, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Independent Auditor's Report

To the Board of Directors and Stockholder of
Union Security Life Insurance Company of New York:

We have audited the accompanying financial statements of Union Security Life Insurance Company of New York (the "Company"), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying financial statement schedules are presented for purposes of additional analysis and are not a required part of the financial statements. The information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts on January 1, 2012.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 22, 2013

Union Security Life Insurance Company of New York
Balance Sheets
At December 31, 2012 and 2011

	December 31,
	2012	2011
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value (amortized cost — $106,729 in 2012 and $110,557 in 2011)	$122,114	$122,697
Equity securities available-for-sale, at fair value (cost — $6,144 in 2012 and $6,041 in 2011)	6,908	6,066
Commercial mortgage loans on real estate, at amortized cost	27,195	26,275
Policy loans	208	146
Short-term investments	2,126	3,111
Other investments	482	621
Total investments	159,033	158,916
Cash and cash equivalents	205	1,763
Premiums and accounts receivable	1,946	2,342
Reinsurance recoverables	166,780	158,049
Accrued investment income	1,502	1,625
Deferred acquisition costs	214	229
Goodwill	324	324
Other assets	13	14
Assets held in separate accounts	11,134	11,006
Total assets	$341,151	$334,268
Liabilities
Future policy benefits and expenses	$136,447	$125,894
Unearned premiums	3,256	3,855
Claims and benefits payable	116,068	128,430
Commissions payable	900	306
Reinsurance balances payable	64	48
Funds held under reinsurance	92	91
Deferred gain on disposal of businesses	2,659	3,096
Accounts payable and other liabilities	4,065	2,982
Due to affiliates	237	790
Deferred income taxes, net	1,565	373
Tax payable	466	64
Liabilities related to separate accounts	11,134	11,006
Total liabilities	276,953	276,935
Commitments and contingencies (Note 16)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2,000	2,000
Additional paid-in capital	45,133	45,133
Retained earnings	6,460	2,185
Accumulated other comprehensive income	10,605	8,015
Total stockholder's equity	64,198	57,333
Total liabilities and stockholder's equity	$341,151	$334,268

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations
Years Ended December 31, 2012, 2011 and 2010

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Revenues
Net earned premiums and other considerations	$30,077	$35,543	$38,641
Net investment income	7,561	8,249	7,891
Net realized gains on investments, excluding other-than-temporary impairment losses	371	320	61
Total other-than-temporary impairment losses	(6)	(40)	(124)
Portion of net loss recognized in other comprehensive income, before taxes	0	19	19
Net other-than-temporary impairment losses recognized in earnings	(6)	(21)	(105)
Amortization of deferred gain on disposal of businesses	436	480	(332)
Fees and other income	155	140	649
Total revenues	38,594	44,711	46,805
Benefits, losses and expenses
Policyholder benefits	19,617	32,214	20,445
Amortization of deferred acquisition costs	477	328	435
Underwriting, general and administrative expenses	11,977	10,618	13,357
Goodwill impairment	0	0	790
Total benefits, losses and expenses	32,071	43,160	35,027
Income before provision (benefit) for income taxes	6,523	1,551	11,778
Provision (benefit) for income taxes	1,639	(227)	4,050
Net income	$4,884	$1,778	$7,728

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income
Years Ended December 31, 2012, 2011 and 2010

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Net income	$4,884	$1,778	$7,728
Other comprehensive income:
Change in unrealized gains on securities, net of taxes of $(1,385), $(1,888), and $(532), respectively	2,573	3,507	989
Change in other-than-temporary impairment gains (losses) recognized in other comprehensive income, net of taxes of $(9), $(63), and $10, respectively	17	116	(17)
Total other comprehensive income	2,590	3,623	972
Total comprehensive income	$7,474	$5,401	$8,700

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
At December 31, 2012, 2011 and 2010

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2010, as previously reported	$2,000	$43,006	$12,255	$3,420	$60,681
Cumulative effect of adjustment resulting from new accounting guidance	0	0	(195)	0	(195)
Adjusted Balance, January 1, 2010	2,000	43,006	12,060	3,420	60,486
Dividends	0	0	(15,000)	0	(15,000)
Net income	0	0	7,728	0	7,728
Other comprehensive income	0	0	0	972	972
Balance, December 31, 2010	$2,000	$43,006	$4,788	$4,392	$54,186
Dividends	0	0	(4,381)	0	(4,381)
Capital contribution (Note 7)	0	2,127	0	0	2,127
Net income	0	0	1,778	0	1,778
Other comprehensive income	0	0	0	3,623	3,623
Balance, December 31, 2011	$2,000	$45,133	$2,185	$8,015	$57,333
Dividends	0	0	(609)	0	(609)
Net income	0	0	4,884	0	4,884
Other comprehensive income	0	0	0	2,590	2,590
Balance, December 31, 2012	$2,000	$45,133	$6,460	$10,605	$64,198

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009

	Years ended December 31,
	2012	2011	2010
	(in thousands)
Operating activities
Net income	$4,884	$1,778	$7,728
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Change in reinsurance recoverable	(8,731)	(15,646)	(12,329)
Change in premiums and accounts receivable	(157)	1,093	(1,165)
Change in deferred acquisition costs	15	(69)	135
Change in accrued investment income	123	109	(149)
Change in insurance policy reserves and expenses	(2,408)	14,132	30,700
Change in accounts payable and other liabilities	1,083	(853)	103
Change in commissions payable	594	(2,089)	297
Change in reinsurance balances payable	16	(245)	(701)
Change in funds held under reinsurance	1	(3)	(10)
Amortization of deferred gain on disposal of businesses	(436)	(480)	332
Change in income taxes	199	33	(239)
Net realized (gains) losses on investments	(365)	(299)	44
Goodwill impairment	0	0	790
Other	11	132	141
Net cash (used in) provided by operating activities	(5,171)	(2,407)	25,677
Investing activities
Sales of:
Fixed maturity securities available-for-sale	6,691	33,860	8,619
Equity securities available-for-sale	2,057	2,232	635
Other invested assets	139	380	431
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available-for-sale	10,984	10,147	6,140
Commercial mortgage loans on real estate	1,080	959	888
Purchase of:
Fixed maturity securities available-for-sale	(13,548)	(36,221)	(31,492)
Equity securities available-for-sale	(2,104)	(802)	(446)
Commercial mortgage loans on real estate	(2,000)	(975)	0
Change in short-term investments	985	(2,946)	3,726
Change in policy loans	(62)	(4)	(64)
Net cash provided by (used in) investing activities	4,222	6,630	(11,563)
Financing activities
Dividends paid	(609)	(4,381)	(15,000)
Net cash used in financing activities (1)	(609)	(4,381)	(15,000)
Change in cash and cash equivalents	(1,558)	(158)	(886)
Cash and cash equivalents at beginning of period	1,763	1,921	2,807
Cash and cash equivalents at end of period	$205	$1,763	$1,921
Supplemental information:
Income taxes paid, net of refunds received	$1,441	$(260)	$4,289

(1)  During 2011, a $2,127 non-cash capital contribution in the form of a deferred tax asset was made from the Parent. See Note 7 for more information.

See the accompanying Notes to the Financial Statements

Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2012, 2011 and 2010
(In thousands except number of shares and per share amounts)

1.  NATURE OF OPERATIONS

Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.

The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Comprehensive Income

Comprehensive income is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

Reclassifications

Certain prior period amounts have been reclassified to conform to the 2012 presentation.

Fair Value

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

Investments

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in accumulated other comprehensive income ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

Other investments consist primarily of investments in certified capital companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

Cash and Cash Equivalents

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

Uncollectible Receivable Balance

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

Reinsurance

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

Income Taxes

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Deferred Acquisition Costs

Only direct incremental costs associated with the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of compensation to sales representatives.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statements of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Goodwill

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: significant adverse change in legal factors, adverse action or assessment by a regulator, unanticipated competition, loss of key personnel, or a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

At the time of the annual goodwill test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step goodwill impairment test. The Company is required to perform step one if it determines qualitatively that it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value is less than its carrying amount, including goodwill. Otherwise, no further testing is required.

If the Company does not take the option to perform the qualitative assessment or the qualitative assessment performed indicates that it is more likely than not that the fair value is less than the carrying value, the Company will then compare its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In 2012 and 2011, the Company did not take the option to perform a qualitative assessment, thus Step 1 was performed. We concluded that the estimated fair value exceeded its respective book value and therefore goodwill was not impaired. See Notes 4 and 13 for further information.

Other Assets

Other assets primarily include prepaid items and intangible assets. Other intangible assets that have finite lives, including but not limited to customer contracts, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. At the time of the annual impairment test, the Company has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Impairment exists if the carrying amount of the indefinite-lived other intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the other intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived other intangible assets in either 2012 or 2011.

Amortization expense is included in underwriting, general and administrative expenses in the statements of operations.

Separate Accounts

Assets and liabilities associated with separate accounts relate to considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.

Reserves

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, particularly for liability coverage, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statements of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and long-term care contracts).

Future policy benefits and expense reserves for LTC and the traditional life insurance contracts no longer offered, are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Risks related to the reserves recorded for policies under FFG, LTC and life insurance no longer offered have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

Deferred Gain on Disposal of Businesses

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. Based on the Company's annual review in the fourth quarters of 2012 and 2011, there were no adjustments to the estimates affecting the deferred gain.

Premiums

Long Duration Contracts

Premiums for LTC insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold and life insurance contracts no longer offered, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, dental and credit life and disability.

Total Other-Than-Temporary Impairment Losses

For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income

The Company derives fees and other income from providing administrative services. These fees are recognized monthly when services are performed.

Underwriting, General and Administrative Expenses

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

Leases

The Company records expenses for operating leases on a straight-line basis over the lease term.

Contingencies

The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

Recent Accounting Pronouncements — Adopted

On September 30, 2012, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test for indefinite-lived intangible assets. Under this amended guidance, an entity would not be required to calculate the fair value of an indefinite-lived intangible asset, unless the entity determines, based on qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment and did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the guidance on fair value measurement. This amended guidance changes certain fair value measurement principles and expands required disclosures to include quantitative and qualitative information about unobservable inputs in Level 3 measurements to achieve common fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards. The adoption of this guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2012, the Company adopted the amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modified the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, only direct incremental costs associated with successful insurance contract acquisitions or renewals are deferrable. This guidance was adopted retrospectively and has been applied to all prior period financial information contained in these Financial Statements. As of January 1, 2010, the beginning of the earliest period presented, the cumulative effect adjustment recorded to reflect this guidance resulted in a decrease of $195 in total stockholder's equity.

The effect of adoption of this new guidance on the December 31, 2011 consolidated balance sheet was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Deferred acquisition costs	$549	$(320)	$229
Total assets	334,588	(320)	334,268
Deferred income taxes, net	485	(112)	373
Total liabilities	277,047	(112)	276,935
Retained earnings	2,393	(208)	2,185
Total stockholder's equity	57,541	(208)	57,333
Total liabilities and stockholder's equity	334,588	(320)	334,268

The effect of adoption of this new guidance on the December 31, 2010 balance sheet was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Deferred acquisition costs	$461	$(301)	$160
Total assets	321,866	(301)	321,565
Deferred income taxes, net	450	(106)	344
Total liabilities	267,485	(106)	267,379
Retained earnings	4,983	(195)	4,788
Total stockholder's equity	54,381	(195)	54,186
Total liabilities and stockholder's equity	321,866	(301)	321,565

The effect of adoption of this new guidance on the statement of operations for the year ended December 31, 2011 was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Amortization of deferred acquisition costs	$778	$(450)	$328
Underwriting, general and administrative expenses	10,149	469	10,618
Total benefits, losses and expenses	43,141	19	43,160
Income before provision for income taxes	1,570	(19)	1,551
Provision for income taxes	(221)	(6)	(227)
Net income	1,791	(13)	1,778

The effect of adoption of this new guidance on the statement of operations for the year ended December 31, 2010 was as follows:

	As Previously Reported	Effect of Change	As Currently Reported
Amortization of deferred acquisition costs	$831	$(396)	$435
Underwriting, general and administrative expenses	12,961	396	13,357

On December 31, 2011, the Company adopted the new guidance related to the presentation of comprehensive income. This guidance provides two alternatives for presenting comprehensive income. An entity can report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, are displayed under either alternative. The statement(s) are to be presented with equal prominence as the other primary financial statements. The new guidance eliminates the Company's previously applied option to report other comprehensive income and its components in the statement of changes in stockholder's equity. The guidance does not change the items that constitute net income or other comprehensive income, and does not change when an item of other comprehensive income must be reclassified to net income. The Company chose to early adopt this guidance and therefore is reporting comprehensive income in a separate but consecutive statement, with full retrospective application as required by the guidance. The adoption of the new presentation requirements did not have an impact on the Company's financial position or results of operations.

On October 1, 2011, the Company adopted the amended intangibles-goodwill and other guidance. This guidance allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this amended guidance, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The Company chose to early adopt the revised standard and applied the amended guidance to its fourth quarter annual goodwill impairment test. The adoption of the amended guidance results in a change to the procedures for assessing goodwill impairment and did not have an impact on the Company's financial position or results of operations. See Notes 2 and 13 for more information.

Recent Accounting Pronouncements — Not Yet Adopted

In July 2011, the Financial Accounting Standards Board ("FASB") issued amendments to the other expenses guidance to address how health insurers should recognize and classify in their income statements fees mandated by the Affordable Care Act. The Affordable Care Act imposes an annual fee on health insurers for each calendar year beginning on or after January 1, 2014. The amendments specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense ratably over the calendar year during which it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. Therefore, the Company is required to adopt this guidance on January 1, 2014. The Company is currently evaluating the requirements of the amendments and the potential impact on the Company's financial position and results of operations.

3.  INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

	December 31, 2012
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed maturity securities:
United States Government and government agencies and authorities	$540	$257	$0	$797	$0
States, municipalities and political subdivisions	26,527	3,654	0	30,181	0
Foreign governments	255	148	0	403	0
Commercial mortgage-backed	1,343	111	0	1,454	0
Residential mortgage-backed	7,888	923	(1)	8,810	127
Corporate	70,176	10,332	(39)	80,469	41
Total fixed maturity securities	$106,729	$15,425	$(40)	$122,114	$168
Equity securities:
Non-redeemable preferred stocks	$6,144	$869	$(105)	$6,908	$0

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI
Fixed maturity securities:
United States Government and government agencies and authorities	$509	$238	$0	$747	$0
States, municipalities and political subdivisions	26,993	3,461	0	30,454	0
Foreign governments	755	123	0	878	0
Asset-backed	90	2	0	92	0
Commercial mortgage-backed	1,951	95	0	2,046	0
Residential mortgage-backed	8,418	788	0	9,206	115
Corporate	71,841	7,623	(190)	79,274	27
Total fixed maturity securities	$110,557	$12,330	$(190)	$122,697	$142
Equity securities:
Non-redeemable preferred stocks	$6,041	$459	$(434)	$6,066	$0

Our states, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state's exposure (including both general obligation and revenue securities) exceeding 3% of the overall investment portfolio as of December 31, 2012 and December 31, 2011. At December 31, 2012 and December 31, 2011, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $7,368 and $7,359, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2012 and December 31, 2011, revenue bonds account for 53% of the holdings. Excluding pre-refunded bonds, college & university, highway, water, sales tax and miscellaneous (which includes bond banks, finance authorities and appropriations) provide for 90% and 82% of the revenue sources, as of December 31, 2012 and December 31, 2011, respectively.

The Company's largest European investment exposure in its corporate fixed maturity and equity securities is the country of the United Kingdom. The United Kingdom represents approximately 6% and 5% of our corporate securities as of December 31, 2012 and December 31, 2011, respectively. No other European country represented more than 2% of our corporate securities as of December 31, 2012 and 2011. All the European investments are denominated in U.S. dollars. The Company's international investments are managed as part of our overall portfolio with the same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2012 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$5,501	$5,618
Due after one year through five years	18,355	20,063
Due after five years through ten years	25,905	29,568
Due after ten years	47,737	56,601
Total	97,498	111,850
Commercial mortgage-backed	1,343	1,454
Residential mortgage-backed	7,888	8,810
Total	$106,729	$122,114

Major categories of net investment income were as follows:

	Years Ended December 31,
	2012	2011	2010
Fixed maturity securities	$5,735	$6,354	$5,868
Equity securities	412	512	543
Commercial mortgage loans on real estate	1,604	1,545	1,585
Policy loans	13	3	17
Short-term investments	0	2	10
Other investments	42	65	101
Cash and cash equivalents	0	1	2
Total investment income	7,806	8,482	8,126
Investment expenses	(245)	(233)	(235)
Net investment income	$7,561	$8,249	$7,891

No material investments of the Company were non-income producing for the years ended December 31, 2012, 2011, and 2010.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2012	2011	2010
Proceeds from sales	$8,748	$36,092	$9,254
Gross realized gains	471	1,387	250
Gross realized losses	77	1,057	42

For securities sold at a loss during 2012, the average period of time these securities were trading continuously at a price below book value was approximately 50 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2012	2011	2010
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$309	$466	$196
Equity securities	62	(136)	12
Commercial mortgage loans on real estate	0	(10)	(147)
Total net realized gains related to sales and other	371	320	61
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	0	(21)	(98)
Equity securities	(6)	0	(7)
Total net realized losses related to other-than-temporary impairments	(6)	(21)	(105)
Total net realized gains (losses)	$365	$299	$(44)

Other-Than-Temporary Impairments

The Company follows the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

For the twelve months ended December 31, 2012, the Company recorded $6 of OTTI all of which was related to credit losses and recorded as net OTTI losses recognized in earnings. For the twelve months ended December 31, 2011, the Company recorded $40 of OTTI, of which $21 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amount, $19, related to all other factors and was recorded as an unrealized loss component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2012	2011	2010
Balance, beginning of year	$1,573	$1,639	$1,827
Additions for credit loss impairments recognized in the current period on securities not previously impaired	0	20	0
Additions for credit loss impairments recognized in the current period on securities previously impaired	0	1	0
Reductions for securities which the amount previously recognized in other comprehensive income was recognized in earnings because the entity intends to sell the security	0	0	(9)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(6)	(6)	(5)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(71)	(81)	(174)
Balance, end of year	$1,496	$1,573	$1,639

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$547	$(1)	$0	$0	$547	$(1)
Corporate	4,726	(37)	554	(2)	5,280	(39)
Total fixed maturity securities	$5,273	$(38)	$554	$(2)	$5,827	$(40)
Equity securities:
Non-redeemable preferred stocks	$394	$(3)	$472	$(102)	$866	$(105)
	December 31, 2011
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Corporate	$2,909	$(62)	$419	$(128)	$3,328	$(190)
Equity securities:
Non-redeemable preferred stocks	$841	$(89)	$1,083	$(345)	$1,924	$(434)

Total gross unrealized losses represent less than 3% and 12% of the aggregate fair value of the related securities at December 31, 2012 and 2011, respectively. Approximately 28% and 24% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2012 and 2011, respectively. The total gross unrealized losses are comprised of 16 and 26 individual securities at December 31, 2012 and 2011, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2012 and 2011. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2012, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company's non-redeemable preferred stocks. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, we apply an impairment model similar to that used for our fixed maturity securities. As of December 31, 2012, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. Therefore, the Company did not recognize an OTTI on those perpetual preferred securities that had been in a continuous unrealized loss position for twelve months or more. As of December 31, 2012, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2012, by contractual maturity, is shown below.

	Cost or Amortized Cost	Fair Value
Due after one year through five years	$2,162	$2,145
Due after five years through ten years	2,601	2,581
Due after ten years	556	554
Total	5,319	5,280
Residential mortgage-backed	548	547
Total	$5,867	$5,827

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2012, approximately 3.0% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.2% of the total fixed income portfolio and 0.8% of the total unrealized gain position. The one security with sub-prime exposure is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. At December 31, 2012, approximately 47% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Texas, and New York. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $396 to $2,469 at December 31, 2012 and from $407 to $2,532 at December 31, 2011.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.

The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2012
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage ratio
Loan-to-Value
70% and less	$20,657	74.6%	2.11
71 - 80%	1,284	4.6%	1.52
81 - 95%	5,766	20.8%	1.09
Gross commercial mortgage loans	27,707	100.0%	1.87
Less valuation allowance	(512)
Net commercial mortgage loans	$27,195
	December 31, 2011
	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage ratio
Loan-to-Value
70% and less	$16,706	62.4%	2.09
71 - 80%	3,133	11.7%	1.37
81 - 95%	5,692	21.2%	1.27
Greater than 95%	1,256	4.7%	0.80
Gross commercial mortgage loans	26,787	100.0%	1.77
Less valuation allowance	(512)
Net commercial mortgage loans	$26,275

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $512 at December 31, 2012 and 2011. In 2011, the loan valuation allowance was increased $10. The change in the valuation allowance in 2011was related to changing economic conditions and geographic concentrations.

The Company has fixed maturities of $797 and $747 at December 31, 2012 and 2011, respectively, on deposit with various governmental authorities as required by law.

4.  FAIR VALUE DISCLOSURES

Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011. The amounts presented below for Assets and Liabilities held in separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets and Liabilities held in separate accounts are received directly from third parties.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2012 and 2011.
	December 31, 2012
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$797	$0		$797		$0
State, municipalities and political subdivisions	30,181	0		30,181		0
Foreign governments	403	0		403		0
Commercial mortgage-backed	1,454	0		1,454		0
Residential mortgage-backed	8,810	0		8,810		0
Corporate	80,469	0		78,986		1,483
Equity securities:
Non-redeemable preferred stocks	6,908	0		6,907		1
Short-term investments	2,126	2,126	(b)	0		0
Assets held in separate accounts	11,105	8,009	(a)	3,096	(c)	0
Total financial assets	$142,253	$10,135		$130,634		$1,484
Financial Liabilities
Liabilities related to separate accounts	$11,105	$8,009	(a)	$3,096	(c)	$0

	December 31, 2011
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$747	$0		$747		$0
State, municipalities and political subdivisions	30,454	0		30,454		0
Foreign governments	878	0		878		0
Asset-backed	92	0		92		0
Commercial mortgage-backed	2,046	0		2,046		0
Residential mortgage-backed	9,206	0		9,206		0
Corporate	79,274	0		77,214		2,060
Equity securities:
Non-redeemable preferred stocks	6,066	0		6,065		1
Short-term investments	3,111	3,111	(b)	0		0
Assets held in separate accounts	10,939	7,854	(a)	3,085	(c)	0
Total financial assets	$142,813	$10,965		$129,787		$2,061
Financial Liabilities
Liabilities related to separate accounts	$10,939	$7,854	(a)	$3,085	(c)	$0

(a)  Mainly includes mutual funds.

(b)  Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

There were no transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Transfers in" and "Transfers out" columns below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2012 and 2011:

	Year Ended December 31, 2012
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings	Net unrealized gains included in stockholder's equity	Sales	Transfers out (1)	Balance, end of period
Fixed maturity securities
Corporate	$2,060	$(11)	$52	$(618)	$0	$1,483
Equity securities
Non-redeemable preferred stocks	1	0	1	0	(1)	1
Total level 3 assets	$2,061	$(11)	$53	$(618)	$(1)	$1,484
	Year Ended December 31, 2011
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings	Net unrealized gains included in stockholder's equity	Sales	Transfers in (1)	Balance, end of period
Fixed maturity securities
Corporate	$1,187	$(19)	$91	$(281)	$1,082	$2,060
Equity securities
Non-redeemable preferred stocks	0	0	1	0	0	1
Total level 3 assets	$1,187	$(19)	$92	$(281)	$1,082	$2,061

(1)  Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, the market valuation technique is generally used. For the years ended December 31, 2012 and 2011, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 1 Securities

The Company's investments and liabilities classified as Level 1 as of December 31, 2012 and 2011, consisted of mutual funds and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities

The Company's Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:

United States Government and government agencies and authorities: United States government and government agencies and authorities securities are priced by our pricing vendor utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.

State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by our pricing service utilizing material event notices and new issue data inputs in addition to the standard inputs.

Foreign governments: Foreign government securities are priced by our pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.

Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by our pricing vendor utilizing monthly payment information and collateral performance information in addition to standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

Corporate: Corporate securities are priced by our pricing vendor utilizing standard inputs. Non-investment grade securities within this category are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs.

Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by our pricing vendor utilizing observations of equity and credit default swap curves related to the issuer in addition to standard inputs.

Short-term investments and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.

Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.

Level 3 Securities

The Company's investments classified as Level 3 as of December 31, 2012 and 2011, consisted of fixed maturity securities. All of the Level 3 fixed maturity securities are priced using non-binding broker quotes which cannot be corroborated with Level 2 inputs. Of our total Level 3 fixed maturity and equity securities, $462 and $969 were priced by a pricing service using single broker quotes due to insufficient information to provide an evaluated price as of December 31, 2012 and 2011, respectively. The single broker quotes are provided by market makers or broker-dealers who are recognized as market participants in the markets in which they are providing the quotes. The remaining $1,022 and $1,092 were priced internally using independent and non-binding broker quotes as of December 31, 2012 and December 31, 2011, respectively. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received from both the pricing service and internally are reviewed for reasonableness by management and if necessary, management works with the pricing service or broker to further understand how they developed their price.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

•  There are few recent transactions,

•  Little information is released publicly,

•  The available prices vary significantly over time or among market participants,

•  The prices are stale (i.e., not current), and

•  The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets.

For its 2012 and 2011 fourth quarter annual goodwill impairment test, the Company performed a Step 1 analysis. Based on these analyses, it was determined that goodwill was not impaired. For its 2010 fourth quarter annual goodwill impairment test, the carrying amount of the Company was greater than its estimated fair values as determined in Step 1 of the impairment test. As such, the Company was required to measure the fair value of its goodwill in Step 2 of the impairment test. Goodwill of the Company with carrying amount of $1,114 was written down to its implied fair values of $324, resulting in impairment charges of $790, which was included in earnings for that period. See Note 13 for further information.

The Company utilizes both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2012 earnings and price to estimated 2013 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. The fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

There was no remaining goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2012, 2011 and 2010.

The following table presents the goodwill impairment charges as of December 31, 2012, 2011 and 2010:

	Impairment Charges Twelve Months Ended December 31,
	2012	2011	2010
Goodwill	$0	$0	$790

Fair Value of Financial Instruments Disclosures

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, such as those related to insurance contracts.

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

•  Cash and cash equivalents

•  Fixed maturity securities

•  Equity securities

•  Short-term investments

•  Assets held in separate accounts

•  Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:

Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

Policy loans: the carrying value of policy loans reported in the balance sheets approximate fair value.

Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.

Funds held under reinsurance: the carrying value reported approximates fair value due to the short maturity of the instruments.

The following table discloses the carrying value and fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of December 31, 2012 and 2011.

	December 31, 2012
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$27,195	$30,443	$0	$0	$30,443
Policy loans	208	208	208	0	0
Total financial assets	$27,403	$30,651	$208	$0	$30,443
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal)	$3,291	$3,636	$0	$0	$3,636
Funds held under reinsurance	92	92	92	0	0
Total financial liabilities	$3,383	$3,728	$92	$0	$3,636
	December 31, 2011
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Assets
Commercial mortgage loans on real estate	$26,275	$28,733	$0	$0	$28,733
Policy loans	146	146	146	0	0
Total financial assets	$26,421	$28,879	$146	$0	$28,733
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal)	$3,202	$3,486	$0	$0	$3,486
Funds held under reinsurance	91	91	91	0	0
Total financial liabilities	$3,293	$3,577	$91	$0	$3,486

Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5.  INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent, Assurant, Inc. Information about the Company's current and deferred federal tax expense (benefit) follows:

	Year Ended December 31,
	2012	2011	2010
Current expense (benefit)	$1,842	$(432)	$3,760
Deferred (benefit) expense	(203)	205	290
Total income tax expense (benefit)	$1,639	$(227)	$4,050

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2012	2011	2010
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Tax exempt interest	(8.9)	(33.5)	(2.5)
Change in valuation allowance	0.0	(10.3)	0.1
Dividends-received deduction	(1.5)	(7.0)	(0.8)
Goodwill impairment*	0.0	0.0	2.4
Permanent nondeductible expenses	0.2	0.9	0.1
Other	0.3	0.2	0.1
Effective income tax rate:	25.1%	(14.7)%	34.4%

*  See Note 13 for further information on goodwill impairment.

The 2012 decrease in the deduction for tax-exempt interest and dividends received is primarily due to the increase in pre-tax income. The valuation allowance was eliminated in 2011.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the year ended December 31, 2012 is as follows:

Balance at beginning of year	$0
Additions based on tax positions related to the current year	0
Reductions based on tax positions related to the current year	0
Additions for tax positions of prior years	235
Reductions for tax positions of prior years	0
Settlements	(235)
Balance at end of year	$0

As of December 31, 2012, 2011, and 2010, the Company had no liability for unrecognized tax benefits. The Company had no activity related to unrecognized tax benefits for the years ended December 31, 2011 and 2010.

The Company's continuing practice is to recognize interest expense related to income tax matters in income tax expense. During the year ended December 31, 2012, the Company recognized approximately $35 of interest expense related to income tax matters. The Company had $35 of interest accrued as of December 31, 2012. There was no interest accrued as of December 31, 2011. No penalties have been accrued.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2008. The next federal audit cycle will include tax years 2009-2011 and should begin in 2013.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2012	2011
Deferred Tax Assets
Deferred gain on disposal of business	$931	$1,083
Investments, net	3,368	3,873
Deferred acquisition costs	951	933
Employee and post-retirement benefits	676	568
Compensation related	8	10
Other	111	86
Total deferred tax asset	6,045	6,553
Less valuation allowance	0	0
Deferred tax asset, net of valuation allowance	6,045	6,553
Deferred Tax Liabilities
Policyholder and separate account reserves	1,921	2,250
Net unrealized appreciation on securities	5,644	4,258
Other	45	418
Total deferred tax liability	7,610	6,926
Net deferred income tax liability	$(1,565)	$(373)

The Company's total valuation allowance against deferred tax assets was eliminated in 2011. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $6,045 will be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2012, the Company had no net operating or capital loss carryforwards for U.S. federal income tax purposes.

6.  PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2012	2011
Insurance premiums receivable	$1,737	$2,094
Other receivables	209	248
Total (1)	$1,946	$2,342

(1)  For the years ended December 31, 2012 and 2011, the Company did not have any allowances for uncollectible items.

7.  STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All the shares are issued and outstanding as of December 31, 2012 and 2011 and are owned by the Parent (see Note 1). The Company paid dividends of $609, $4,381, and $15,000 at December 31, 2012, 2011 and 2010, respectively.

The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $2,127 from its Parent in the year ending December 31, 2011 in the form of a deferred tax asset. The tax allocation agreement was amended in 2011 to contribute a capital loss deferred tax asset of an affiliated entity to offset the Company's net capital gains. There was no contributed capital in 2012 or 2010.

8.  STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Shareholder's Equity
	2012	2011	2010	2012	2011
Based on statutory accounting principles	$5,518	$1,289	$7,840	$46,926	$42,059
Deferred acquisition costs	(15)	68	(134)	214	229
Deferred and uncollected premiums	1	(3)	(5)	33	32
Policy and claim reserves	(914)	367	1,329	6,812	7,726
Investment valuation difference	(32)	(7)	(211)	15,621	11,668
Commissions and fees	22	58	96	(7)	(29)
Deferred taxes	203	(205)	(290)	(6,462)	(5,298)
Deferred gain on disposal of businesses	149	161	2	(2,659)	(3,095)
Goodwill and intangibles	(7)	(5)	(799)	324	331
Pension	(309)	(246)	(311)	(1,932)	(1,623)
Reinsurance in unauthorized companies	0	0	0	2	0
Interest maintenance reserve, deferral and amortization	268	301	212	544	276
Asset valuation reserve	0	0	0	982	852
Non-admitted assets and other	0	0	(1)	3,800	4,205
Based on generally accepted accounting principles	$4,884	$1,778	$7,728	$64,198	$57,333

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $609 and $4,381, during the years ended December 31, 2012 and 2011, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer's surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company did not declare or pay any extraordinary dividends during the years ended December 31, 2012 and 2011. The Company has the ability, under state regulatory requirements, to dividend up to approximately $4,493 to the Parent in 2013 without permission from New York regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.

9.  REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2012	2011
Ceded future policyholder benefits and expense	$133,404	$125,542
Ceded unearned premium	2,869	3,491
Ceded claims and benefits payable	28,896	25,704
Ceded paid losses	1,611	3,312
Total	$166,780	$158,049

A key credit quality indicator for reinsurance is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2012 grouped by A.M. Best rating:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$129,777	$2,712	$27,684	$147	$160,320
A or A–	3,627	166	690	119	4,602
Not rated	0	(9)	522	1,345	1,858
Reinsurance recoverable	$133,404	$2,869	$28,896	$1,611	$166,780

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of John Hancock. The Hartford's rating is under review with negative implications. The total amount of recoverable for these two reinsurers is $158,779 as of December 31, 2012. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2012			2011			2010
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums and other considerations	$9,832	$24,950	$34,782	$10,175	$28,597	$38,772	$10,363	$34,688	$45,051
Assumed premiums	301	6,506	6,807	721	8,634	9,355	0	8,727	8,727
Ceded premiums	(9,832)	(1,680)	(11,512)	(10,175)	(2,409)	(12,584)	(10,363)	(4,774)	(15,137)
Net earned premiums and other considerations	$301	$29,776	$30,077	$721	$34.822	$35.543	$0	$38,641	$38.641
Direct policyholder benefits	$18,909	$16,494	$35,403	$20,094	$28,066	$48,160	$53,892	$19,881	$73,773
Assumed policyholder benefits	600	4,279	4,879	558	9,062	9,620	0	6,928	6,928
Ceded policyholder benefits	(18,948)	(1,717)	(20,665)	(20,088)	(5,478)	(25,566)	(53,886)	(6,370)	(60,256)
Net policyholder benefits	$561	$19,056	$19,617	$564	$31,650	$32,214	$6	$20,439	$20,445

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.

Loss Protection and Capital Management

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims. Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

Business Divestitures

The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the Company retained. Assets supporting liabilities ceded relating to these businesses are held mainly in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $3,604 and $3,481 as of December 31, 2012 and 2011, respectively. The reinsurance recoverable from John Hancock was $155,175 and $143,077 as of December 31, 2012 and 2011, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2012, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.

John Hancock and The Hartford have paid their obligations when due and there have been no disputes.

10.  RESERVES

The following table provides reserve information of the Company's major product lines at the dates shown:

	December 31, 2012				December 31, 2011
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Life insurance no longer offered	$767	$2	$598	$3	$979	$2	$623	$7
FFG, LTC and other disposed businesses	132,614	2,710	21,784	1,671	124,602	2,755	17,711	1,530
All other	3,066	7	242	138	313	13	2,422	116
Short Duration Contracts:
Group term life	0	45	8,199	832	0	40	9,772	1,632
Group disability	0	76	75,895	3,766	0	70	84,695	4,250
Medical	0	2	775	40	0	2	1,001	40
Dental	0	104	46	493	0	61	53	569
Credit life and disability	0	308	846	727	0	912	1,494	2,515
Other	0	2	0	13	0	0	0	0
Total	$136,447	$3,256	$108,385	$7,683	$125,894	$3,855	$117,771	$10,659

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

	Group Term Life	Group Disability
Balance as of December 31, 2009, gross of reinsurance	$10,871	$99,547
Less: Reinsurance ceded and other (1)	(217)	(33,313)
Balance as of January 1, 2010, net of reinsurance	10,654	66,234
Incurred losses related to:
Current year	2,467	11,802
Prior year's interest	453	3,426
Prior year(s)	(1,111)	(7,132)
Total incurred losses	1,809	8,096
Paid losses related to:
Current year	1,190	972
Prior year(s)	1,261	(12,528)
Total paid losses	2,451	(11,556)
Balance as of December 31, 2010, net of reinsurance	10,012	85,886
Plus: Reinsurance ceded and other (1)	310	3,461
Balance as of December 31, 2010, gross of reinsurance	10,322	89,347
Less: Reinsurance ceded and other (1)	(310)	(3,461)
Balance as of January 1, 2011, net of reinsurance	10,012	85,886
Incurred losses related to:
Current year	4,058	11,920
Prior year's interest	441	4,130
Prior year(s)	(838)	835
Total incurred losses	3,661	16,885
Paid losses related to:
Current year	1,563	2,230
Prior year(s)	1,097	16,256
Total paid losses	2,660	18,486
Balance as of December 31, 2011, net of reinsurance	11,013	84,285
Plus: Reinsurance ceded and other (1)	391	4,660
Balance as of December 31, 2011, gross of reinsurance	$11,404	$88,945
Less: Reinsurance ceded and other (1)	(391)	(4,660)
Balance as of January 1, 2012, net of reinsurance	11,013	84,285
Incurred losses related to:
Current year	2,366	7,275
Prior year's interest	418	3,806
Prior year(s)	(866)	(1,670)
Total incurred losses	1,918	9,411
Paid losses related to:
Current year	1,486	1,200
Prior year(s)	2,587	17,505
Total paid losses	4,073	18,705
Balance as of December 31, 2012, net of reinsurance	8,858	74,991
Plus: Reinsurance ceded and other (1)	173	4,670
Balance as of December 31, 2012, gross of reinsurance	$9,031	$79,661

(1)  Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

Short Duration Contracts

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior years" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior years" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserve redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in 2012 and 2010 due to actual claim recovery rates exceeding those assumed in prior year reserves. However, case reserves and IBNR show a deficiency in 2011, due to actual claim recovery rates being less than those assumed in prior year reserves. The relatively small size of the block can lead to volatile results year over year.

The Company's group disability products include short and long-term disability coverage. Case reserves and IBNR for long-term disability incurred in 2010 and earlier have been discounted at 5.25% while they have been discounted 4.75% for claims incurred in 2011 and later. The December 31, 2012 and 2011 liabilities net of reinsurance include $74,077 and $83,392, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2012 and 2011 are $24,038 and $28,450, respectively.

Long Duration Contracts

The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered) and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

FFG and LTC

Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.

The Company recorded an out-of-period adjustment in 2012 in the amount of $411 ($267, net of tax) to properly reflect our reserves. The Company does not consider the adjustment to be material to the 2012 or prior period financial statements.

11.  RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee pensionable earnings. Pension costs allocated to the Company amounted to $297, $229 and $269 for 2012, 2011 and 2010, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $72, $60 and $39 in 2012, 2011 and 2010, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. On July 1, 2011, the Parent terminated certain health care benefits for employees who do not qualify for "grandfathered" status and will no longer offer these benefits to new hires. The Parent contribution, plan design and other terms of remaining benefits will not change for those grandfathered employees. The Parent has the right to modify or terminate these benefits. During 2012, 2011 and 2010 the Company incurred expenses related to postretirement benefits of $13, $17 and $42, respectively.

12.  DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

	Years Ended December 31,
	2012	2011	2010
Beginning balance	$229	$160	$295
Costs deferred	462	397	300
Amortization	(477)	(328)	(435)
Ending balance	$214	$229	$160

Refer to Note 2, Recent Accounting Pronouncements — Adopted, for more information on amendments to existing accounting guidance.

13.  GOODWILL

Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2012	2011	2010
Balance as of January 1:
Goodwill	$2,038	$2,038	$2,038
Accumulated impairment loss	(1,714)	(1,714)	(924)
	324	324	1,114
Impairments *	0	0	(790)
Goodwill	2,038	2,038	2,038
Accumulated impairment losses	(1,714)	(1,714)	(1,714)
Balance as of December 31:	$324	$324	$324

*  See Notes 2 and 4 for further information.

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

During September 2011, the FASB issued amended intangibles-goodwill and other guidance. This guidance provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of an entity is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that its fair value is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test, described above.

In the fourth quarters of 2012, 2011 and 2010, the Company conducted its annual assessments of goodwill.

In 2012 and 2011, the Company performed a Step 1 test. Based on these tests, it was determined goodwill was not impaired.

Based on the results of the 2010 assessment, the Company concluded that its net book values exceeded its estimated fair values and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded an impairment charge of $790. The 2010 impairment reflected the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio.

14.  ACCUMULATED OTHER COMPREHENSIVE INCOME

Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following table summarizes those reclassification adjustments as of the dates indicated:

	Year Ended December 31,
	2012	2011	2010
Reclassification of net realized gains on sales of securities included in net income, net of taxes	$229	$145	$47
Reclassification of net realized losses on sales of securities previously written down included in net income, net of taxes	$0	$(14)	$0

15.  RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net fees paid for these services to the Parent and its affiliates for the years ended December 31, 2012, 2011 and 2010 were $9,132, $7,866 and $11,895, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In prior years, the Company ceded group disability business to an affiliate, Union Security Insurance Company ("USIC"). On January 1, 2010, this agreement was terminated for new business written. Effective July 1, 2010, the existing reinsured business was commuted under the same agreement, which involved a release of $26,920 in reserves and cash received from USIC of $29,172. The commutation resulted in a $2,252 gain for the Company, and is reflected in policyholder benefits in the statements of operations. The Company ceded premiums of $67 to USIC in 2010.

In 2010, the Company provided disability reinsurance for various ceding companies through its affiliate, DRMS, who provides administrative services related to the reinsurance issued by the Company. In conjunction with this arrangement, the Company and USIC entered into reinsurance agreements with a client which called for an initial reinsurance payment. As a result, USIC received $5,500. USIC, in turn, paid $1,133 to the Company commensurate with its allocable portion of the assumed risk

16.  COMMITMENTS AND CONTINGENCIES

The Company leased sales office space under an operating lease arrangement until November 2010, at which time they moved into the Parent headquarters in New York City. In 2012 and 2011, the Parent allocated expenses to the Company for the use of this facility. The Company has not had an operating lease arrangement since 2010.

Rent expense was $106, $100 and $264 for 2012, 2011 and 2010, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. Although the Company cannot predict the outcome of any pending or future litigation, examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
at December 31, 2012
Schedule I — Summary of Investments Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$540	$797	$797
States, municipalities and political subdivisions	26,527	30,181	30,181
Foreign governments	255	403	403
Commercial mortgage-backed	1,343	1,454	1,454
Residential mortgage-backed	7,888	8,810	8,810
Corporate	70,176	80,469	80,469
Total fixed maturity securities	106,729	122,114	122,114
Equity securities:
Non-redeemable preferred stocks	6,144	6,908	6,908
Commercial mortgage loans on real estate, at amortized cost	27,195	30,443	27,195
Policy loans	208	208	208
Short-term investments	2,126	2,126	2,126
Other investments	482	482	482
Total investments	$142,884	$162,281	$159,033

Union Security Life Insurance Company of New York
for the years ended December 31, 2012, 2011 & 2010
Schedule III — Supplementary Insurance Information

	Deferred acquisition cost	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenue and other considerations	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2012	$214	$136,447	$3,256	$116,068	$30,077	$7,561	$19,617	$477	$11,977
2011	$229	$125,894	$3,855	$128,430	$35,543	$8,249	$32,214	$328	$10,618
2010	$160	$114,393	$5,539	$124,115	$38,641	$7,891	$20,445	$435	$14,147

*  Includes underwriting, general and administrative expenses and goodwill impairment.

Union Security Life Insurance Company of New York
for the year ended December 31, 2012
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,527,165	$0	$157,762	$1,369,403	0.0%
Premiums:
Life insurance	$5,908	$0	$961	$4,947	0.0%
Accident and health insurance	28,874	6,807	10,551	25,130	27.1%
Total earned premiums	$34,782	$6,807	$11,512	$30,077	22.6%
Benefits:
Life insurance	$4,217	$0	$1,653	$2,564	0.0%
Accident and health insurance	31,186	4,879	19,012	17,053	28.6%
Total policyholder benefits	$35,403	$4,879	$20,665	$19,617	24.9%

Union Security Life Insurance Company of New York
for the year ended December 31, 2011
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,704,427	$0	$170,494	$1,533,933	0.0%
Premiums:
Life insurance	$7,094	$0	$1,337	$5,757	0.0%
Accident and health insurance	31,678	9,355	11,247	29,786	31.4%
Total earned premiums	$38,772	$9,355	$12,584	$35,543	26.3%
Benefits:
Life insurance	$8,621	$0	$2,909	$5,712	0.0%
Accident and health insurance	39,539	9,620	22,657	26,502	36.3%
Total policyholder benefits	$48,160	$9,620	$25,566	$32,214	29.9%

Union Security Life Insurance Company of New York
for the year ended December 31, 2010
Schedule IV — Reinsurance

	Direct amount	Assumed from other companies	Ceded to other companies	Net amount	Percentage of amount assumed to net
Life Insurance in Force	$1,975,303	$0	$232,377	$1,742,926	0.0%
Premiums:
Life insurance	$9,979	$0	$3,195	$6,784	0.0%
Accident and health insurance	35,072	8,727	11,942	31,857	27.4%
Total earned premiums	$45,051	$8,727	$15,137	$38,641	22.6%
Benefits:
Life insurance	$6,182	$0	$3,868	$2,314	0.0%
Accident and health insurance	67,591	6,928	56,388	18,131	38.2%
Total policyholder benefits	$73,773	$6,928	$60,256	$20,445	33.9%

Union Security Life Insurance Company of New York
as of December 31, 2012, 2011 and 2010
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2012:
Valuation allowance for mortgage loans on real estate	512	0	0	0	512
Total	$512	$0	$0	$0	$512
2011:
Valuation allowance for deferred tax assets	$160	$(160)	$0	$0	$0
Valuation allowance for mortgage loans on real estate	502	10	0	0	512
Total	$662	$(150)	$0	$0	$512
2010:
Valuation allowance for deferred tax assets	$145	$15	$0	$0	$160
Valuation allowance for mortgage loans on real estate	355	147	0	0	502
Total	$500	$162	$0	$0	$662

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)	Resolution of the Board of Directors of First Fortis Life Insurance Company authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	a) Assignment and Novation Agreement.(7) Consent to Assignment and Novation Agreement.(7) Principal Underwriter Agreement(7)
b) Form of Dealer Sales Agreement.(2)
	(4)	Form of Variable Annuity Contract.(3)
	(5)	Form of Application.(2)
	(6)	a) Amended and Restated Charter of Union Security Life Insurance Company of New York.(4)
b) Union Security Life Insurance Company of New York Bylaws.(4)
	(7)	Reinsurance Agreements and Amendments
(a) Swiss Re Life Company America (May 1, 1997)(6)
	(8)	Fund Participation Agreement.(5)
	(9)	Opinion and Consent of Counsel.
	(10)	a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	No financial statements are omitted.
	(12)	Not applicable.
	(99)	Power of Attorney.

(1)            Incorporated by reference to Post-Effective Amendment No. 13, to the Registration Statement, File No. 333-65231, filed on April 28, 2009.

(2)            Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, File No. 033-71686, filed on April 19, 2002.

(3)            Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-14761 filed with the Commission on April 4, 2002.

(4)            Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-166472, filed on April 29, 2011

(5)            Incorporated by reference to Post-Effective Amendment No. 5, to the Registration Statement File No. 333-79701, filed on April 19, 2002.

(6)            Incorporated by reference to Post-Effective Amendment No. 27, to the Registration Statement, File No. 333-71686, filed on April 25, 2012.

(7)            Incorporated by reference to Post Effective Amendment No. 29, to the Registration Statement File No. 33-71686, filed on November 14, 2012.

Item 25. Directors and Officers of Depositor

Name and Address	Position and Offices With Depositor
Paula M. SeGuin(8)	President, Assistant Secretary, Director
Melissa J. T. Hall (2)	Assistant Treasurer, Director
Terry J. Kryshak (3)	Director
H. Carroll Mackin (4)	Director
Tamrha Magelson (5)	Treasurer, Chief Financial Officer
Esther L. Nelson (6)	Director
John S. Roberts (7)	Chief Executive Officer, Chairman of the Board, Director
Julie Cosio(1)	Director

(1)            Address: 1122 Quail Roost Dr. Miami Fl 33157

(2)            Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

(3)            Address: 900 Meadow Creek Dr., Frisco, CO 80443

(4)            Address: 7 Gates Road, Etna, NH 03750

(5)            Address: 576 Bielenberg Dr. Woodbury, MN 55125

(6)            Address: 899 Wiley Town Road, Fly Creek, NY 13337

(7)            Address: 2323 Grand Boulevard, Kansas City, MO 64108

(8)            Address: 212 Highbridge St., Suite D, Fayetteville, NY 13066

Item 26. Persons Controlled By or Under Control with the Depositor or Registrant.

Incorporated by reference to Post-effective Amendment No. 5 to the Registration Statement File No. 333-166458 filed with the Commission on April 22, 2013.

Item 27. Number of Contract Owners

As of February 28, 2013 there were 270 Contract Owners.

Item 28. Indemnification

Union Security Life Insurance Company of New York’s By-Laws provide for indemnity and payment of expenses of Union Security officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)            HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I

Hartford Life Insurance Company - Separate Account One

Hartford Life Insurance Company - Separate Account Two

Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company - Separate Account Two (QP Variable Account)

Hartford Life Insurance Company - Separate Account Two (Variable Account “A”)

Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company - Separate Account Ten

Hartford Life Insurance Company - Separate Account Three

Hartford Life Insurance Company - Separate Account Five

Hartford Life Insurance Company - Separate Account Seven

Hartford Life Insurance Company - Separate Account Eleven

Hartford Life Insurance Company - Separate Account Twelve

Hartford Life and Annuity Insurance Company - Separate Account One

Hartford Life and Annuity Insurance Company - Separate Account Ten

Hartford Life and Annuity Insurance Company - Separate Account Three

Hartford Life and Annuity Insurance Company - Separate Account Five

Hartford Life and Annuity Insurance Company - Separate Account Six

Hartford Life and Annuity Insurance Company - Separate Account Seven

Union Security Life Insurance Company of New York - Separate Account A

Union Security Insurance Company - Variable Account C

Union Security Insurance Company - Variable Account D

(b)            Directors and Officers of HSD:

POSITIONS AND OFFICES
NAME	WITH UNDERWRITER

Diana Benken	Chief Financial Officer and Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer and Chief Compliance Officer
Kathleen E. Jorens (2)	Vice President, Assistant Treasurer
Robert W. Paiano (2)	Senior Vice President, Treasurer
Cathleen Shine	Secretary
Diane E. Tatelman	Vice President
Eamon J. Twomey	Vice President and Chief Operating Officer
Jane Wolak	Chairman of the Board, Chief Executive Officer and President, Director

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 07089.

(1)           Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(2)           Address: One Hartford Plaza, Hartford, CT 06155

(c)             None.

Item 30. Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Life Insurance Company of New York:	576 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Securities Distribution:	200 Hopmeadow Street, Simsbury, CT 06089

Item 31. Management Services

Effective April 1, 2001, Union Security Life Insurance Company of New York (“Union Security”) contracted the administrative servicing obligations for the contracts to Hartford Life Insurance Company (“Hartford Life”), a subsidiary of The Hartford Financial Services Group. Although Union Security remains responsible for all contract terms and conditions, Hartford Life is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured the annuity business of Union Security.

Item 32. Undertakings

(a)            The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)            The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)             The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)            The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant incorporation by reference has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 22nd day of April, 2013.

SEPARATE ACCOUNT A OF

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

(Registrant)

By:	Paula M. SeGuin	*By:	/s/ Lisa Proch
	Paula M. SeGuin		Lisa Proch
	President, Assistant Secretary, Director*		Attorney-in-Fact

UNION SECURITY LIFE INSURANCE COMPANY

OF NEW YORK

(Depositor)

By:	Paula M. SeGuin
Paula M. SeGuin
President, Assistant Secretary, Director*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Paula M. SeGuin, President, Assistant Secretary Director*
Terry J. Kryshak, Director*
John Steven Roberts, Chief Executive Officer, Chairman of the Board, Director*
Mellissa J. T. Hall, Assistant Treasurer, Director*
H. Carroll Mackin, Director*
Esther L. Nelson, Director*
Tamrha Mangelson, Treasurer, Chief Financial Officer*	*By:	/s/ Lisa Proch
Julie Cosio, Director*		Lisa Proch
Attorney-in-Fact
	Date:	April 22, 2013

EXHIBIT INDEX

9	Opinion and Consent of Counsel.
10(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
10(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99	Copy of Power of Attorney